UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THE WESTERN UNION COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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THE WESTERN UNION COMPANY
12500 East Belford Avenue
Englewood, CO 80112

April 4, 2018

DEAR STOCKHOLDER:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of The Western Union Company (the “Company”), to be held at 8:00 a.m., local time, on Friday, May 18, 2018, at The Langham Place Hotel, located at 400 Fifth Avenue, 3rd Floor, New York, NY 10018. The registration desk will open at 7:30 a.m.

The attached notice and Proxy Statement contain details of the business to be conducted at the Annual Meeting. In addition, the Company’s 2017 Annual Report, which is being made available to you along with the Proxy Statement, contains information about the Company and its performance. Directors and officers of the Company will be present at the Annual Meeting.

Your vote is important! Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and then vote at your earliest convenience, by telephone, Internet, tablet or smartphone, or request a proxy card to complete, sign, date and return by mail. Using the telephone, Internet, tablet or smartphone voting systems, or mailing your completed proxy card, will not prevent you from voting in person at the Annual Meeting if you are a stockholder of record and wish to do so.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Regards, Hikmet Ersek President, Chief Executive Officer and Director

YOUR VOTE IS IMPORTANT

PLEASE PROMPTLY VOTE BY TELEPHONE, INTERNET, TABLET OR SMARTPHONE, OR REQUEST A PROXY CARD TO COMPLETE, SIGN, DATE AND RETURN BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. YOUR PROMPT ACTION WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

THE WESTERN UNION COMPANY
12500 EAST BELFORD AVENUE
ENGLEWOOD, CO 80112
(866) 405-5012

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
When: May 18, 2018 at 8:00 a.m. local time	Where: The Langham Place Hotel 400 Fifth Avenue, 3rd Floor New York, NY 10018	Record Date: March 20, 2018

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

ITEMS OF BUSINESS		BOARD’S RECOMMENDATION	FURTHER INFORMATION
1	Election of Directors named in this Proxy Statement to serve as members of the Company’s Board of Directors until the Company’s 2019 Annual Meeting of Stockholders	FOR each director nominee	Page 12
2	Hold an advisory vote to approve executive compensation	FOR	Page 66
3	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2018	FOR	Page 68
4	Approve amendment to the charter to reduce the threshold stock ownership requirement for stockholders to call a special meeting	FOR	Page 70
5	Vote on the stockholder proposal described in the accompanying Proxy Statement, if properly presented at the Annual Meeting	AGAINST	Page 72
6	Transact any other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting

ATTENDING THIS MEETING

All stockholders will be required to show valid, government-issued, photo identification or an employee badge issued by the Company. If your shares are registered in your name, your name will be compared to the list of registered stockholders to verify your share ownership. If your shares are in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. All packages and bags are subject to inspection. Please note that the registration desk will open at 7:30 a.m. Please arrive in advance of the start of the Annual Meeting to allow time for identity verification.

WHO CAN ATTEND AND VOTE

Our stockholders of record on March 20, 2018 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement that may take place. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Annual Meeting and for ten days prior to the Annual Meeting at our principal executive offices located at 12500 East Belford Avenue, Englewood, CO 80112.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

YOUR VOTE IS EXTREMELY IMPORTANT.

TELEPHONE	INTERNET	BY MAIL	BY TABLET OR SMARTPHONE	IN PERSON
Beneficial Owners call toll free at 1-800-454-8683 Registered Holders call toll free at 1-866-883-3382	Beneficial Owners visit www.proxyvote.com Registered Holders visit www.proxypush.com/wu	Request a paper proxy card to complete, sign, date and return	Beneficial Owners vote your shares online with your tablet or by smartphone by scanning the QR code above. Registered Holders vote your shares online with the QR code on your Proxy Card.	Attend the Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s Proxy Statement and Annual Report to Stockholders are available at www.proxydocs.com/wu for Registered Holders and at www.proxyvote.com for Beneficial Owners. To access such proxy materials, you will need the control/ identification numbers provided to you in your Notice of Internet Availability of Proxy Materials or your Proxy Card. You may also access this Proxy Statement and Annual Report to Stockholders at www.wuannualmeeting.com.

We appreciate your taking the time to vote promptly. After reading the Proxy Statement, please vote at your earliest convenience, by telephone, Internet, tablet or smartphone, or request a proxy card to complete, sign, date and return by mail. If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Please note that all votes cast via telephone, Internet, tablet or smartphone must be cast prior to 11:59 p.m., Eastern Time on Thursday, May 17, 2018. For shares held in The Western Union Company Incentive Savings Plan, direction regarding how to vote such shares must be received, if by mail, on or before May 15, 2018.

By Order of the Board of Directors

Caroline Tsai
Executive Vice President, General Counsel and Secretary

April 4, 2018

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you should read the entire Proxy Statement before voting.

2018 ANNUAL MEETING OF STOCKHOLDERS OF THE WESTERN UNION COMPANY (the “Company”)

When: May 18, 2018 at 8:00 a.m. local time	Where: The Langham Place Hotel 400 Fifth Avenue, 3rd Floor New York, NY 10018	Record Date: March 20, 2018

MEETING AGENDA AND VOTING MATTERS

ITEM	MANAGEMENT PROPOSALS	BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
1	Election of Directors named in this Proxy Statement to serve as members of the Company’s Board of Directors until the Company’s 2019 Annual Meeting of Stockholders	FOR each director nominee	12
2	Advisory Vote to Approve Executive Compensation	FOR	66
3	Ratify the Selection of Ernst & Young LLP as our independent registered public accounting firm for 2018	FOR	68
4	Approve amendment to the charter to reduce the threshold stock ownership requirement for stockholders to call a special meeting	FOR	70

		BOARD VOTE	PAGE REFERENCE
ITEM	STOCKHOLDER PROPOSAL	RECOMMENDATION	(FOR MORE DETAIL)
5	Stockholder proposal regarding political contributions disclosure	AGAINST	72

MEMBERS OF OUR BOARD OF DIRECTORS

DIRECTOR	AGE	DIRECTOR SINCE	INDEPENDENT	COMMITTEE MEMBERSHIPS
Martin I. Cole	61	2015	✓	AC, CC
Hikmet Ersek	57	2010		CC+
Richard A. Goodman	69	2012	✓	AC , CBC
Betsy D. Holden	62	2006	✓	CBC , AC
Jeffrey A. Joerres	58	2015	✓	★ CBC, CGC
Roberto G. Mendoza	72	2006	✓	CGC, CC
Michael A. Miles, Jr.	56	2006	✓	AC, CC
Robert W. Selander	67	2014	✓	CGC , CBC
Frances Fragos Townsend	56	2013	✓	CC , CGC
Solomon D. Trujillo	66	2012	✓	AC, CC

★ - Chairman of the Board
AC - Audit Committee
CBC - Compensation and Benefits Committee
CGC - Corporate Governance and Public Policy Committee
CC - Compliance Committee
- Committee Chair
+ - Non-voting Member

2018 Proxy Statement	|	i

PROXY SUMMARY

INFORMATION ABOUT OUR BOARD (PAGE 6)

GOVERNANCE HIGHLIGHTS (PAGE 13)

✓	Annual Election of Directors
✓	Proxy Access
✓	Majority Vote Standard in Uncontested Elections
✓	Stockholder Right to Call Special Meetings
✓	No Stockholder Rights Plan (“Poison Pill”)
✓	No Supermajority Voting Provisions in the Company’s Organizational Documents
✓	Independent Board, Except Our Chief Executive Officer (“CEO”)
✓	Independent Non-Executive Chairman
✓	Independent Board Committees
✓	Confidential Stockholder Voting
✓	Committee Authority to Retain Independent Advisors
✓	Robust Codes of Conduct
✓	Robust Stock Ownership Guidelines for Senior Executives and Directors
✓	Prohibition Against Pledging and Hedging of Company Stock by Senior Executives and Directors
✓	Regular Stockholder Engagement

CORE COMPONENTS OF 2017 EXECUTIVE COMPENSATION (PAGE 40)

●Base Salary - Fixed compensation component payable in cash
●Annual Incentive Awards - Variable compensation component payable in cash based on performance against annually established performance objectives
●Performance-Based Restricted Stock Units (“PSUs”) - Restricted stock units vest based on the Company’s achievement of financial performance objectives and the Company’s relative total stockholder return (“TSR”) versus the Standard & Poor’s 500 Index (“S&P 500 Index”)

●Stock Options - For our CEO, non-qualified stock options granted with an exercise price equal to fair market value on the date of grant that expire ten years after grant and become exercisable in 25% annual increments over a four-year vesting period

●Restricted Stock Units (“RSUs”) - RSUs cliff vest on the third anniversary of the date of grant based on continued service during the vesting period

ii	|	The Western Union Company

PROXY SUMMARY

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM (PAGE 30)

What We Do:

✓

Pay-for-performance and at-risk compensation. A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by our Company’s strategy. For 2017, performance-based compensation comprised approximately 90% of the targeted annual compensation for our Chief Executive Officer (“CEO”) and, on average, approximately 67% of the targeted annual compensation for our other named executive officers (“NEOs”). The remaining components of 2017 targeted annual compensation consisted of base salary for our CEO and base salary and service-based RSUs for our other NEOs, with the committee viewing such RSUs as at-risk as their value fluctuates based on our stock price performance.

✓

Align compensation with stockholder interests. Performance measures for incentive compensation are linked to the overall performance of the Company and are designed to be aligned with the creation of long-term stockholder value.

✓

Emphasis on future pay opportunity vs. current pay. Our long-term incentive awards are equity-based and have multi-year vesting provisions to encourage retention. For 2017, long-term equity compensation comprised approximately 74% of the targeted annual compensation for our CEO and, on average, approximately 58% of the targeted annual compensation for our NEOs.

✓

Mix of performance metrics. The Company utilizes a mix of performance metrics that emphasize both absolute performance goals, which provide the primary links between incentive compensation and the Company’s strategic operating plan and financial results, and relative performance goals, which measure Company performance in comparison to the S&P 500 Index.

✓	Three-year performance period for PSUs.

✓

Stockholder engagement. The Compensation and Benefits Committee (the “Compensation Committee” or the “committee”) chair and members of management seek to engage with stockholders regularly to discuss and understand their perceptions or concerns regarding our executive compensation program.

✓	Outside compensation consultant retained by the Compensation Committee.

✓	“Double trigger” change-in-control severance benefits.

✓	Maximum payout caps for annual cash incentive compensation and PSUs.

✓

“Clawback” Policies. The Company may recover incentive compensation paid to an executive officer that was calculated based upon any financial result or performance metric impacted by fraud or misconduct of the executive officer. In addition, during 2017, the Board of Directors adopted a compliance clawback policy that allows the Company to recover incentive compensation paid to an executive officer for conduct that is later determined to have contributed to future compliance failures, subject to applicable laws.

✓

Consider compliance in compensation program. Since 2014, the Compensation Committee has included an evaluation of compliance in the Company’s annual incentive program in order to reinforce compliance as an objective throughout the organization. In 2017, the Compensation Committee included additional evaluation criteria related to compliance in its executive review and annual incentive program so that each Company executive is evaluated on what the executive has done to ensure that the executive’s business or department is in compliance with applicable U.S. laws.

✓

Robust stock ownership guidelines. We require our executive officers to own a meaningful amount of Company stock to align them with long-term stockholder interests (six-times base salary in the case of our CEO and three-times base salary for our other NEOs).

2018 Proxy Statement	|	iii

PROXY SUMMARY

What We Don’t Do:

✘

No repricing or buyout of underwater stock options. None of our equity plans permit the repricing or buyout of underwater stock options or stock appreciation rights without stockholder approval, except in connection with certain corporate transactions involving the Company.

✘	Prohibition against pledging and hedging of Company securities by senior executives and directors.

✘

No change-in-control tax gross ups for promotions or new hires after April 2009. Our CEO, Mr. Ersek, is the only Company employee who remains eligible for excise tax gross-up payments based on Compensation Committee action in 2009.

✘	No dividends or dividend equivalents are accrued or paid on PSUs or RSUs.

CHIEF EXECUTIVE OFFICER COMPENSATION

The following chart demonstrates that our CEO’s compensation is heavily weighted toward variable, performance-based pay elements, and such elements comprised approximately 90% of the targeted 2017 annual compensation for Mr. Ersek (consisting of target payout opportunity under the Annual Incentive Plan and stock option and PSU components under the Long-Term Incentive Plan). Pay is based on the annual base salary and target incentive opportunities applicable to Mr. Ersek as of December 31, 2017.

Since a significant portion of Mr. Ersek’s compensation is both performance-based and “at-risk,” we are providing the following supplemental graph to compare the compensation granted to Mr. Ersek, as required to be reported by the U.S. Securities and Exchange Commission (the “SEC”) rules in the 2017 Summary Compensation Table, to the compensation “realizable” by him for 2015 to 2017.

We believe the “realizable” compensation shown is reflective of the Compensation Committee’s emphasis on “pay-for-performance” in that differences between realizable pay and total reported compensation, as well as fluctuations year-over-year are primarily the result of our stock performance and our varying levels of achievement against pre-established performance goals under our Annual Incentive Plan and Long-Term Incentive Plan.

iv	|	The Western Union Company

PROXY SUMMARY

CEO TOTAL
REPORTED COMPENSATION
VERSUS TOTAL REALIZABLE COMPENSATION(1)

(1)

This graph and the total realizable compensation reported in this graph provide supplemental information regarding the compensation paid to Mr. Ersek and should not be viewed as a substitute for the 2017 Summary Compensation Table.

(2)	As reported in the Total column of the 2017 Summary Compensation Table.
(3)

Amounts reported in the calculation of total realizable compensation include (a) annualized base salary, (b) actual bonus payments made to Mr. Ersek with respect to each of the years shown under the Annual Incentive Plan, (c) the value realized from the exercise of stock options and for unexercised stock options, the difference between the exercise price and the closing stock price on the last trading day of 2017, each reported in the year granted, (d) the value realized upon vesting of PSUs and the value of unvested PSUs based on the closing stock price on the last trading day of 2017, each reported in the year granted, and (e) amounts reported in the All Other Compensation Table for the respective years. For purposes of this table, the value of the TSR PSUs is based on target performance since the TSR PSUs vest based on the Company’s relative TSR performance versus the S&P 500 Index over a three-year performance period. The Financial PSUs are valued for purposes of this table based on estimated performance as of December 31, 2017. For the 2015-2017 performance period, TSR was at the 34th percentile of the S&P 500 Index. As a result, the payout for the 2015 TSR PSUs was 57% of target.

2018 Proxy Statement	|	v

PROXY STATEMENT

The Board of Directors (the “Board of Directors” or the “Board”) of The Western Union Company (“Western Union” or the “Company”) is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 18, 2018 at 8:00 a.m., local time, and any adjournment or postponement of that meeting. The meeting will be held at The Langham Place Hotel, 400 Fifth Avenue, 3rd Floor, New York, NY 10018.

In accordance with rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we furnish proxy materials, which include this Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and Annual Report to Stockholders, to our stockholders over the Internet unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Notice of Internet Availability of Proxy Materials was first mailed on April 4, 2018 to all stockholders of record as of March 20, 2018 (the “Record Date”). The only voting securities of the Company are shares of the Company’s common stock,

$0.01 par value per share (the “Common Stock”), of which there were 460,605,564 shares outstanding as of the Record Date. The closing price of the Company’s Common Stock on the Record Date was $19.75 per share.

The Company’s Annual Report to Stockholders, which contains consolidated financial statements for the year ended December 31, 2017 (the “2017 Annual Report”), accompanies this Proxy Statement. You also may obtain a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 that was filed with the SEC, without charge, by writing to Investor Relations, The Western Union Company, 12500 East Belford Avenue, Mailstop M23IR, Englewood, CO 80112. If you would like to receive a copy of any exhibits listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, please call (866) 405-5012 or submit a request in writing to Investor Relations at the above address, and the Company will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits). The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and these exhibits are also available in the “Investor Relations” section of www.westernunion.com. This Proxy Statement and the 2017 Annual Report are also available at www.wuannualmeeting.com.

2018 Proxy Statement	|	1

THE PROXY PROCESS AND STOCKHOLDER VOTING

WHY DID I RECEIVE THESE MATERIALS?

A	Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on May 18, 2018, or any adjournment or postponement thereof. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR SET OF PROXY MATERIALS?

A	This means you hold shares of the Company in more than one way. For example, you may own some shares directly as a “Registered Holder” and other shares through a broker or you may own shares through more than one broker. In these situations, you may receive multiple Notices of Internet Availability of Proxy Materials or, if you request proxy materials to be delivered to you by mail, Proxy Cards. It is necessary for you to vote, sign, and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials you receive in order to vote all of the shares you own. If you request proxy materials to be delivered to you by mail, each Proxy Card you receive will come with its own prepaid return envelope; if you vote by mail, make sure you return each Proxy Card in the return envelope which accompanied that Proxy Card.

WHY DID MY HOUSEHOLD RECEIVE ONLY ONE COPY OF THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY MATERIALS?

A	In addition to furnishing proxy materials electronically, we take advantage of the SEC’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of
Internet Availability of Proxy Materials or copy of the proxy materials, you may so request by contacting the Broadridge Householding Department by phone at 1-800-542-1061 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

DOES MY VOTE MATTER?

A	YES! We are required to obtain stockholder approval for the election of directors and other important matters. Each share of Common Stock is entitled to one vote and every share voted has the same weight. In order for the Company to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders (a majority of the issued and outstanding shares entitled to vote) must be represented at the Annual Meeting in person or by proxy. If a quorum is not obtained, the Company must adjourn or postpone the meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interest of the Company or its stockholders. Since few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is important to obtain a quorum and complete the stockholder vote.

HOW DO I VOTE?

A

@ By Telephone or Internet—You may vote your shares via telephone as instructed on the Proxy Card, or the Internet as instructed on the Proxy Card or the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate your identity, to allow you to vote your shares, and confirm that your instructions have been properly recorded.

The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Time, on May 17, 2018.

2	|	The Western Union Company

THE PROXY PROCESS AND STOCKHOLDER VOTING

By Mail—If you request paper Proxy Cards by telephone or Internet, you may elect to vote by mail. If you elect to do so, you should complete, sign, and date each Proxy Card you receive, indicating your voting preference on each proposal, and return each Proxy Card in the prepaid envelope that accompanied the Proxy Card. If you return a signed and dated Proxy Card but you do not indicate your voting preferences, your shares will be voted in accordance with the recommendations of the Board of Directors. By returning your signed and dated Proxy Card or providing instructions by the alternative voting procedure in time to be received for the Annual Meeting, you authorize Hikmet Ersek and Caroline Tsai to act as your proxies (the “Proxies”) to vote your shares of Common Stock as specified.

By Tablet or Smartphone—If you are a Beneficial Owner, you may vote your shares online with your tablet or smartphone by scanning the QR code above. If you are a Registered Holder, you may vote your shares online with the QR code on your Proxy Card. The tablet and smartphone voting facilities will close at 11:59 p.m., Eastern Time, on May 17, 2018.

At the Annual Meeting—Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially on your behalf by a broker or agent may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or agent that holds your shares giving you the right to vote the shares, and you bring such proxy to the Annual Meeting.

Shares held in The Western Union Company Incentive Savings Plan—For shares held in The Western Union Company Incentive Savings Plan, that plan’s trustee will vote such shares as directed. If no direction is given on how to vote such shares to the trustee by mail on or before May 15, 2018 or by Internet, telephone, tablet or smartphone by 11:59 p.m., Eastern Time, on May 17, 2018, the trustee will vote your shares held in that plan in the same proportion as the shares for which it receives instructions from all other participants in the plan.

HOW MANY VOTES ARE REQUIRED TO APPROVE A PROPOSAL?

A

The Company’s Amended and Restated By-Laws (the “By-Laws”) require directors to be elected by the majority of votes cast with respect to such director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director with abstentions and broker non-votes not counted as votes “for” or “against”). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

The advisory vote to approve executive compensation (Proposal 2), the ratification of Ernst & Young LLP’s selection as independent registered public accounting firm (Proposal 3), and the stockholder proposal regarding political contributions disclosure (Proposal 5) each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) (Proposal 4) requires the affirmative vote of the holders of a majority of the outstanding common stock of the Company entitled to vote thereon.

2018 Proxy Statement	|	3

THE PROXY PROCESS AND STOCKHOLDER VOTING

WHAT IS THE EFFECT OF NOT VOTING?

A

It depends on how ownership of your shares is registered and the proposal to be voted upon. If you own shares as a Registered Holder, rather than through a broker, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. Except as described below, and assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you own shares through a broker and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, in the absence of your voting instruction, your broker may or may not vote your shares.

IF I DON’T VOTE, WILL MY BROKER VOTE FOR ME?

A

If you own your shares through a broker and you don’t vote, your broker may vote your shares in its discretion on some “routine matters.” With respect to other proposals, however, your broker may not be able to vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as the “broker non-vote.” A “broker non-vote” share will not affect the determination of whether the matter is approved. The Company believes that the proposal to ratify Ernst & Young LLP’s selection as independent registered public accounting firm (Proposal 3) set forth in this Proxy Statement is a routine matter on which brokers will be permitted to vote shares on your behalf, even without voting instructions.

Other than Proposal 3, the Company believes that all proposals set forth in this Proxy Statement are not considered routine matters and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished. Please vote your shares on all proposals.

HOW ARE ABSTENTIONS TREATED?

A

Whether you own your shares as a Registered Holder or through a broker, abstentions are counted toward the quorum requirement and have the same effect as votes “against” a proposal, other than the proposal for the election of directors, on which they have no effect.

IF I OWN MY SHARES THROUGH A BROKER, HOW IS MY VOTE RECORDED?

A

Brokers typically own shares of Common Stock for many stockholders. In this situation, the Registered Holder on the Company’s stock register is the broker or its nominee. This often is referred to as holding shares in “Street Name.” The “Beneficial Owners” of such shares do not appear in the Company’s stockholder register. If you hold your shares in Street Name, and elect to vote via telephone, Internet, tablet or smartphone, your vote will be submitted to your broker. If you request paper Proxy Cards and elect to vote by mail, the accompanying return envelope is addressed to return your executed Proxy Card to your broker. Shortly before the Annual Meeting, each broker will total the votes submitted by telephone, Internet, tablet or smartphone or mail by the Beneficial Owners for whom it holds shares, and submit a Proxy Card reflecting the aggregate votes of such Beneficial Owners.

IS MY VOTE CONFIDENTIAL?

A	In accordance with the Company’s Corporate Governance Guidelines, the vote of any stockholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector (the “Inspector of Election”), except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against the Company, (iii) to allow the Inspector of Election to certify the results of the stockholder vote, (iv) in the event a proxy, consent, or other solicitation in opposition to the voting recommendation of the Board of Directors takes place, (v) if a stockholder has requested that his or her vote be disclosed, or (vi) to respond to stockholders who have written comments on Proxy Cards.

4	|	The Western Union Company

THE PROXY PROCESS AND STOCKHOLDER VOTING

CAN I REVOKE MY PROXY AND CHANGE MY VOTE?

A

Yes. You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a Registered Holder, your proxy can be revoked in several ways: (i) by timely delivery of a written revocation delivered to the Corporate Secretary, (ii) by timely submission of another valid proxy bearing a later date (including through any alternative voting procedure described on the Notice of Internet Availability of Proxy Materials or Proxy Card), or (iii) by attending the Annual Meeting and giving the Inspector of Election notice that you intend to vote your shares in person. If your shares are held by a broker, you must contact your broker in order to revoke your proxy.

WILL ANY OTHER BUSINESS BE TRANSACTED AT THE MEETING? IF SO, HOW WILL MY PROXY BE VOTED?

A

Management does not know of any business to be transacted at the Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Company’s By-Laws for submitting additional proposals to be considered at the Annual Meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the Annual Meeting, and any adjournments and postponements thereof, shares with respect to which voting authority has been granted to the Proxies will be voted by the Proxies in accordance with their judgment.

WHO COUNTS THE VOTES?

A

Votes will be counted and certified by the Inspector of Election, who is an employee of Equiniti Trust Company, the Company’s Transfer Agent and Registrar (“Equiniti”). If you are a Registered Holder, your telephone, Internet, tablet, or smartphone vote is submitted, or your executed Proxy Card is returned, directly to Equiniti for tabulation. As noted above, if you hold your shares through a broker, your broker returns a single Proxy Card to Equiniti on behalf of its clients.

HOW MUCH DOES THE PROXY SOLICITATION COST?

A

The Company has engaged the firm of MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, to assist in distributing and soliciting proxies for a fee of approximately $20,000, plus expenses. However, the proxy solicitor fee is only a small fraction of the total cost of the proxy process. A significant expense in the proxy process is printing and mailing the proxy materials. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to Beneficial Owners of our Common Stock. Proxies also may be solicited on behalf of the Company by directors, officers, or employees of the Company in person or by mail, telephone, email, or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, and this Proxy Statement and the accompanying Proxy Card, Notice of Meeting, and 2017 Annual Report.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s Proxy Statement and 2017 Annual Report are available at www.proxydocs.com/wu for Registered Holders and at www.proxyvote.com for Beneficial Owners. To access such materials, you will need the control/identification numbers provided to you in your Notice of Internet Availability of Proxy Materials or your Proxy Card. You may also access this Proxy Statement and 2017 Annual Report at www.wuannualmeeting.com.

2018 Proxy Statement	|	5

BOARD OF DIRECTORS INFORMATION

In accordance with applicable Delaware law, the business of the Company is managed under the direction of its Board of Directors. Pursuant to the Charter, the Board of Directors is to consist of not less than one nor more than 15 directors. All directors’ terms will expire at the Annual Meeting. Unless otherwise noted below, at the Annual Meeting, director nominees will stand for election for one-year terms, expiring at the 2019 Annual Meeting of Stockholders.

During 2017, the Board of Directors met 11 times (not including committee meetings). Each of the directors attended at least 75% of the aggregate number of meetings of the Board and Board committees on which they served during 2017.

Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	MARTIN I. COLE
	Former Chief Executive of the Technology Group, Accenture plc
	Age	61	Committee(s)	Audit Committee, Compliance Committee
	Director Since	2015	Term Expires	2018
	Other Public Directorships	Western Digital Corporation and Cloudera, Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Cole served as Chief Executive of the Technology Group at Accenture plc (“Accenture”), a professional services company, from 2012 to 2014. During his career at Accenture, Mr. Cole also served as the Chief Executive of the Communications, Media & Technology Operating Group from 2006 to 2012, Chief Executive of the Government Operating Group from 2004 to 2006, Managing Partner of the Outsourcing and Infrastructure Delivery Group from 2002 to 2004 and Partner in the Outsourcing and Government Practices Group from 1989 to 2002. Mr. Cole joined Accenture in 1980. Mr. Cole has been a director of Western Digital Corporation since December 2014 and a director (since September 2014) and lead independent director (since December 2016) of Cloudera, Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Cole brings to the Board experience as a former executive officer of a multinational management consulting, technology services, and outsourcing company, serving in various practice groups, including outsourcing and infrastructure, governmental practice, and technology. Mr. Cole also brings to the Board his experience as a member of the boards of technology companies, including a large multinational manufacturer of computer storage products and solutions and a market-leading data management software company.

6	|	The Western Union Company

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	HIKMET ERSEK
	President and Chief Executive Officer
	Age	57	Committee(s)	Compliance Committee (non-voting member)
	Director Since	2010	Term Expires	2018
	Other Public Directorships	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Ersek has served as the Company’s President and CEO since August 2010. From January 2010 to August 2010, Mr. Ersek served as the Company’s Chief Operating Officer. From 2008 to 2010, Mr. Ersek served as the Company’s Executive Vice President and Managing Director, Europe, Middle East, Africa and Asia Pacific Region. From 2006 to 2008, Mr. Ersek served as the Company’s Executive Vice President and Managing Director, Europe/Middle East/Africa/South Asia. Prior to 2006, Mr. Ersek held various positions of increasing responsibility with the Company. Prior to joining Western Union in 1999, Mr. Ersek was with GE Capital and Europay/MasterCard specializing in European payment systems and consumer finance.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Ersek is the only Director who is also an executive of the Company. Mr. Ersek provides insight as the Company’s leader, and from his prior roles as the Company’s Chief Operating Officer and leader in the Company’s Europe, Middle East, Africa and Asia Pacific region, a significant area for the Company. Mr. Ersek provides many years of international consumer payment sales, marketing, distribution, and operations insight from his experience with the Company, GE Capital, and Europay/MasterCard.

CFO Experience Financial Literacy Eligible for Audit Committee Financial Expert Emerging Markets Global Operational Experience	RICHARD A. GOODMAN
	Former Executive Vice President, Global Operations, PepsiCo Inc.
	Age	69	Committee(s)	Audit Committee Chair, Compensation and Benefits Committee
	Director Since	2012	Term Expires	2018
	Other Public Directorships	Adient plc and Kindred Healthcare Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
From 2010 to 2011, Mr. Goodman served as Executive Vice President, Global Operations of PepsiCo Inc. (“PepsiCo”), a global food and beverage company Prior to that, Mr. Goodman was PepsiCo’s Chief Financial Officer from 2006 to 2010. From 2003 until 2006, Mr. Goodman was Senior Vice President and Chief Financial Officer of PepsiCo International. Mr. Goodman served as Senior Vice President and Chief Financial Officer of PepsiCo Beverages International from 2001 to 2003, and as Vice President and General Auditor of PepsiCo from 2000 to 2001. Before joining PepsiCo in 1992, Mr. Goodman was with W.R. Grace & Co. in a variety of senior financial positions. Mr. Goodman served as a director of Johnson Controls, Inc. from 2008 to September 2016. He currently serves as a director of Adient plc and Kindred Healthcare Inc., and privately-held Toys ‘R’ Us, Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Goodman brings to the Board experience as the chief financial officer and executive of a large, United States-based global company that manufactures, markets, and distributes a broad range of consumer goods. Mr. Goodman has experience with complex capital structures and brings to the Board a management perspective with regard to consumer products, marketing, and brand management. Mr. Goodman also brings to the Board his experience as a board member of both a global diversified industrial company and a global retailer.

2018 Proxy Statement	|	7

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	BETSY D. HOLDEN
	Senior Advisor to McKinsey & Company
	Age	62	Committee(s)	Compensation and Benefits Committee Chair, Audit Committee
	Director Since	2006	Term Expires	2018
	Other Public Directorships	Diageo plc and Dentsply Sirona Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Ms. Holden has been a Senior Advisor to McKinsey & Company, a global management consulting firm, since 2007. She served as President, Global Marketing and Category Development of Kraft Foods Inc., a global food and beverage company, from 2004 to 2005, Co-Chief Executive Officer of Kraft Foods Inc. from 2001 to 2003, and President and Chief Executive Officer of Kraft Foods North America from 2000 to 2003. Ms. Holden began her career at General Foods in 1982. Ms. Holden served as a director of Catamaran Corporation from 2012 until 2015 and Time Inc. from 2014 until January 2018. She currently serves as a director of Diageo plc and Dentsply Sirona Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Ms. Holden brings to the Board experience as a chief executive officer of a large United States-based multinational company and provides the Board with insights into consumer marketing and brand management from her years of experience with Kraft Foods. She is familiar with the challenges of operating in a highly regulated industry. Her current role as Senior Advisor to McKinsey & Company is focused on strategy, marketing, innovation, and board effectiveness initiatives across a variety of industries.

CEO Experience Financial Literacy Global Operational Experience Regulated Industry/ Government Emerging Markets	JEFFREY A. JOERRES
	Non-Executive Chairman of the Board of Directors
	Age	58	Committee(s)	Compensation and Benefits Committee, Corporate Governance and Public Policy Committee
	Director Since	2015	Term Expires	2018
	Other Public Directorship	Artisan Partners Asset Management Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Joerres served as the Executive Chairman of ManpowerGroup Inc. (“ManpowerGroup”), a provider of workforce solutions, from May 2014 to December 2015. From 1999 to 2014, Mr. Joerres served as Chief Executive Officer of ManpowerGroup and from 2001 to 2014, he served as its Chairman of the Board. Mr. Joerres joined ManpowerGroup in 1993, and also served as Vice President of Marketing and Senior Vice President of European Operations and Marketing and Major Account Development. Mr. Joerres served as a director of Artisan Funds, Inc. from 2001 to 2011 and of Johnson Controls International plc from 2016 to 2017. Mr. Joerres currently serves as a director of Artisan Partners Asset Management Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Joerres brings to the Board experience as the former chief executive officer and executive chairman of a large, United States-based global company that delivers workforce solutions around the world. Mr. Joerres also brings to the Board his prior experience as a board member of both a global diversified industrial company and the Federal Reserve Bank of Chicago.

8	|	The Western Union Company

BOARD OF DIRECTORS INFORMATION

Financial Literacy Global Operational Experience Regulated Industry/ Government	ROBERTO G. MENDOZA
	Senior Managing Director, Atlas Advisors LLC
	Age	72	Committee(s)	Corporate Governance and Public Policy Committee, Compliance Committee
	Director Since	2006	Term Expires	2018
	Other Public Directorship	ManpowerGroup Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Mendoza has served as Senior Managing Director of Atlas Advisors LLC, an independent global investment banking firm, since 2010. Previously, he co-founded Deming Mendoza & Co., LLC, a corporate finance advisory firm, and served as one of its partners from 2009 to 2010. Mr. Mendoza served as Non-Executive Chairman of Trinsum Group from 2007 to 2008. In 2007, Trinsum Group was formed as a result of a merger of Marakon Associates and Integrated Finance Limited, a financial advisory company which Mr. Mendoza co-founded and of which he served as Chairman of the Board and Managing Director from 2002 to 2007. He also served as a Managing Director of Goldman Sachs from 2000 to 2001. From 1967 to 2000, Mr. Mendoza held positions at J.P. Morgan & Co. Inc., serving from 1990 to 2000 as a director and Vice Chairman of the Board. He currently serves as a director at ManpowerGroup, and privately-held Baosteel Metal Co., Ltd. Mr. Mendoza previously served as a director of Quinpario Acquisition Corp 2 (now known as Exela Technologies Inc.) and PartnerRe Ltd.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Mendoza has substantial experience in investment banking and financial services. Mr. Mendoza also provides the Board with diversity in viewpoint and international business experience as he has lived and worked and served on a variety of public company boards, both in the United States and abroad.

Financial Literacy Global Operational Experience	MICHAEL A. MILES, JR.
	Advisory Director, Berkshire Partners
	Age	56	Committee(s)	Audit Committee, Compliance Committee
	Director Since	2006	Term Expires	2018
	Other Public Directorships	None

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Since 2013, Mr. Miles has served as an Advisory Director of Berkshire Partners, a private equity firm. Previously, he was President of Staples, Inc., an office products provider, from 2006 until 2013, and Chief Operating Officer from 2003 to 2006. Prior to that, Mr. Miles was Chief Operating Officer, Pizza Hut for Yum! Brands, Inc. from 2000 to 2003. From 1996 to 1999, he served Pizza Hut as Senior Vice President of Concept Development & Franchise.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Miles has experience as an executive of an international consumer goods retailer with large acquisitions outside of the United States and franchise distribution networks, which are similar to the Company’s agent network. Mr. Miles also brings U.S. and global operational expertise to the Board discussions.

2018 Proxy Statement	|	9

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	ROBERT W. SELANDER
	Former Chief Executive Officer and Vice Chairman of MasterCard Incorporated and MasterCard International
	Age	67	Committee(s)	Corporate Governance and Public Policy Committee Chair, Compensation and Benefits Committee
	Director Since	2014	Term Expires	2018
	Other Public Directorship	HealthEquity, Inc. (Chairman of the Board)

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Selander served as Executive Vice Chairman of MasterCard Incorporated and MasterCard International, which are financial services companies, during 2010. From 1997 until 2010, he served as Chief Executive Officer of MasterCard Incorporated and MasterCard International. In addition, until 2009, Mr. Selander served as President of MasterCard Incorporated and MasterCard International from 2002 and 1997, respectively. Prior to his appointment as President and Chief Executive Officer of MasterCard International in 1997, Mr. Selander was an Executive Vice President and President of the MasterCard International Europe, Middle East/Africa and Canada regions. Before joining MasterCard in 1994, Mr. Selander spent two decades with Citicorp/Citibank, N.A. Mr. Selander served as a director of the Hartford Financial Services Group, Inc. from 1998 to 2008, MasterCard Incorporated from 2002 until 2010, MasterCard International from 1997 until 2010 and the Board of Trustees of the Fidelity Equity and High Income Funds from 2011 to 2017. Mr. Selander currently serves as Non-Executive Chairman of HealthEquity, Inc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Selander has extensive global business, leadership and financial services experience gained in over 13 years as Chief Executive Officer of MasterCard Incorporated and MasterCard International and in senior positions at Citicorp/Citibank N.A. Mr. Selander also has substantial board of director experience having served as a director of MasterCard Incorporated, MasterCard International, the Hartford Financial Services Group, Inc., and HealthEquity, Inc.

Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	FRANCES FRAGOS TOWNSEND
	Executive Vice President of Worldwide Government, Legal and Business Affairs, MacAndrews & Forbes Holdings Inc.
	Age	56	Committee(s)	Compliance Committee Chair, Corporate Governance and Public Policy Committee
	Director Since	2013	Term Expires	2018
	Other Public Directorships	Scientific Games Corporation and Freeport-McMoRan Inc.

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Ms. Fragos Townsend has served as Executive Vice President of Worldwide Government, Legal and Business Affairs at privately-held MacAndrews & Forbes Holdings Inc., a diversified holding company, since 2013, and she previously served as Senior Vice President of Worldwide Government, Legal and Business Affairs from 2010 to 2012. Ms. Fragos Townsend was a corporate partner at the law firm of Baker Botts L.L.P. from 2009 to 2010. From 2008 to 2009, Ms. Fragos Townsend provided consulting services and advised corporate entities on global strategic risk and contingency planning. Prior to that, Ms. Fragos Townsend served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the Homeland Security Council from 2004 until 2008. She also served as Deputy Assistant to the President and Deputy National Security Advisor Combating Terrorism from 2003 to 2004. Ms. Fragos Townsend was the first Assistant Commandant for Intelligence for the United States Coast Guard and spent 13 years at the United States Department of Justice in various senior positions. Ms. Fragos Townsend is currently a director of Scientific Games Corporation and Freeport-McMoRan Inc. and was a director of SIGA Technologies, Inc. from 2011 until 2014.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Ms. Fragos Townsend has extensive public policy, government, legal, and regulatory experience, and brings to the Board valuable insights regarding the conduct of business in a highly regulated industry. Ms. Fragos Townsend also has substantial leadership experience as former chair of the Homeland Security Council and as a former officer in the United States Coast Guard.

10	|	The Western Union Company

BOARD OF DIRECTORS INFORMATION

CEO Experience Regulated Industry/ Government Financial Literacy Emerging Markets Global Operational Experience	SOLOMON D. TRUJILLO
	Chairman, Trujillo Group, LLC
	Age	66	Committee(s)	Audit Committee, Compliance Committee
	Director Since	2012	Term Expires	2018
	Other Public Directorship	WPP plc

PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE, AND DIRECTORSHIPS
Mr. Trujillo founded Trujillo Group, LLC, a business that provides consulting, merchant banking and venture capital services, and has served as its chairman since 2003. Mr. Trujillo also served as the Chief Executive Officer and as director of Telstra Corporation Limited, Australia’s largest media-communications enterprise, from 2005 to 2009. From 2003 to 2004, Mr. Trujillo was Orange SA’s Chief Executive Officer. Earlier in his career, Mr. Trujillo was President and Chief Executive Officer of US West Communications and President, Chief Executive Officer and Chairman of the Board of US West Inc. Mr. Trujillo previously served as a director of Target Corporation from 1994 to 2014, ProAmerica Bank until 2016, and Fang Holdings Ltd. (formerly SouFun Holdings Limited) until 2017, and currently serves as a director of WPP plc.

EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, AND SKILLS SUPPORTING DIRECTORSHIP POSITION ON THE COMPANY’S BOARD*
Mr. Trujillo is an international business executive with experience as a chief executive officer of global companies in the telecommunications, media, and cable industries headquartered in the United States, the European Union, and the Asia-Pacific region. He has global operations experience and provides the Board with substantial international experience and expertise in the retail, technology, media, and communications industries.

*

The Board selects director nominees on the basis of experience, integrity, skills, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties, all in the context of an assessment of the perceived needs of the Board at a given point in time. In addition to the individual attributes of each of the directors described above, the Company highly values the collective business experience and qualifications of the directors. We believe that the experiences, viewpoints, and perspectives of our directors result in a Board with the commitment and energy to advance the interests of our stockholders.

DIRECTOR QUALIFICATIONS MATRIX

The following matrix is provided to illustrate the skills and qualifications of our Board of Directors.

2018 Proxy Statement	|	11

PROPOSAL 1 ELECTION OF DIRECTORS

At the 2018 Annual Meeting, all directors will be elected for one-year terms.

The terms of each director if re-elected will expire at the 2019 Annual Meeting of Stockholders. (See the “Board of Directors Information” section of this Proxy Statement for information concerning all nominees.)

The Company’s By-Laws require directors to be elected by the majority of votes cast with respect to such director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director, with abstentions and broker non-votes not counted as cast either “for” or “against”). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

Under the Company’s By-Laws, if an incumbent director is not elected, the director will promptly tender his or her resignation to the Board of Directors. The Corporate Governance and Public Policy Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors will act on the resignation, taking into account the Corporate Governance and Public Policy Committee’s recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days following certification of the election results. If such incumbent director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the next annual meeting and until his or her successor is duly elected or his or her earlier resignation or removal. In the case of a vacancy, the Board of Directors may appoint a new director as a replacement, may leave the vacancy unfilled or may reduce the number of directors on the Board.

Your shares will be voted as you instruct via the voting procedures described on the Proxy Card or the Notice of Internet Availability of Proxy Materials, or as you specify on your Proxy Card(s) if you elect to vote by mail. If unforeseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the director nominees, your shares will be voted for that other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RE-ELECT MR. COLE, MR. ERSEK, MR. GOODMAN, MS. HOLDEN, MR. JOERRES, MR. MENDOZA, MR. MILES, MR. SELANDER, MS. FRAGOS TOWNSEND AND MR. TRUJILLO TO SERVE UNTIL THE 2019 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

12	|	The Western Union Company

CORPORATE GOVERNANCE

SUMMARY OF CORPORATE GOVERNANCE PRACTICES

The Board of Directors believes that strong corporate governance is key to long-term stockholder value creation. Over the years, our Board of Directors has responded to evolving governance standards by enhancing our practices to best serve the interests of the Company’s stockholders, including:

✓	Annual election of directors.
✓

Proxy access. Our By-Laws permit qualifying stockholders or groups of qualifying stockholders that have each beneficially owned at least 3% of the Company’s Common Stock for three years to nominate up to an aggregate of 20% of the members of the Board and have information and supporting statements regarding those nominees included in the Company’s proxy statement.

✓	Majority vote standard in uncontested elections. In an uncontested election, each director must be elected by a majority of votes cast, rather than by a plurality.
✓	Stockholder right to call special meetings.
✓	No stockholder rights plan (“poison pill”).
✓	No supermajority voting provisions in the Company’s organizational documents.
✓	Independent Board, except our CEO. Our Board is comprised of all independent directors, except our CEO.
✓	Independent non-executive chairman. The Chairman of the Board of Directors is a non-executive independent director.
✓

Independent Board committees. Each of the Audit, Compensation, and Corporate Governance and Public Policy Committees is made up of independent directors, and all voting members of the Compliance Committee are independent. Each standing committee operates under a written charter that has been approved by the Board.

✓

Confidential stockholder voting. The Company’s Corporate Governance Guidelines provide that the vote of any stockholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector, except under circumstances set forth in the Company’s Corporate Governance Guidelines.

✓	Committee authority to retain independent advisors. Each of the Audit, Compensation, Compliance, and Corporate Governance and Public Policy Committees has the authority to retain independent advisors.
✓

Robust codes of conduct. The Company is committed to operating its business with honesty and integrity and maintaining the highest level of ethical conduct. These absolute values are embodied in our Code of Conduct and require that every customer, employee, agent and member of the public be treated accordingly. The Company Code of Conduct applies to all employees, but the Company’s senior financial officers are also subject to an additional code of ethics, reflecting the Company’s commitment to maintaining the highest standards of ethical conduct. In addition, the Board of Directors is subject to a Directors’ Code of Conduct.

✓

Robust stock ownership guidelines for senior executives and directors. Robust stock ownership requirements for our senior executives and directors strongly link the interests of management and the Board with those of stockholders.

✓

Prohibition against pledging and hedging of Company stock by senior executives and directors. The Company’s insider trading policy prohibits the Company’s executive officers and directors from pledging the Company’s securities or engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities. Please see “Compensation of Directors—Prohibition Against Pledging and Hedging of the Company’s Securities” and “Compensation Discussion and Analysis—The Western Union Executive Compensation Program—Prohibition Against Pledging and Hedging of the Company’s Securities,” below.

✓	Regular Stockholder engagement. The Company regularly with its stockholders to better understand perspectives.

You can learn more about our corporate governance by visiting the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com, or by writing to the attention of: Investor Relations, The Western Union Company, 12500 East Belford Avenue, Mailstop M23IR, Englewood, CO 80112.

2018 Proxy Statement	|	13

CORPORATE GOVERNANCE

INDEPENDENCE OF DIRECTORS

The Board of Directors has adopted Corporate Governance Guidelines, which contain the standards that the Board of Directors use to determine whether a director is independent. A director is not independent under these categorical standards if:

●

The director is, or has been within the last three years, an employee of Western Union, or an immediate family member of the director is, or has been within the last three years, an executive officer of Western Union.

●

The director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from Western Union, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

●

(i) The director is a current partner or employee of a firm that is Western Union’s internal or external auditor; (ii) the director has an immediate family member who is a current partner of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and personally works on Western Union’s audit; or (iv) the director or an immediate family member was within the last three years a partner or employee of such firm and personally worked on Western Union’s audit within that time.

●

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Western Union’s present executive officers at the same time serves or served on that company’s compensation committee.

●

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Western Union for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

●

The director is a current employee, or an immediate family member is a current executive officer, of a company which was indebted to Western Union, or to which Western Union was indebted, where the total amount of either company’s indebtedness to the other, in any of the last three fiscal years, exceeded 5% or more of such other company’s total consolidated assets.

●

The director or an immediate family member is a current officer, director, or trustee of a charitable organization where Western Union’s (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization, in any of the last three fiscal years, exceeded the greater of $1 million or 5% of such charitable organization’s consolidated gross revenues.

The Board has reviewed the independence of the current directors under the Company’s categorical standards and the rules of the New York Stock Exchange (the “NYSE”) and found Mr. Cole, Mr. Goodman, Ms. Holden, Mr. Joerres, Mr. Mendoza, Mr. Miles, Mr. Selander, Ms. Fragos Townsend and Mr. Trujillo to be independent. In making this determination, the Board considered payments for software and related services made by the Company in the ordinary course of business in 2017 to a company where Mr. Cole serves as a non-employee member of the board of directors, which payments did not exceed 1% of the other company’s revenue for its corresponding fiscal year. The Board also reviewed the independence of Mr. Greenberg, who served on the Board for part of 2017, and found him to be independent.

14	|	The Western Union Company

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board has a non-executive Chairman. This position is independent from management. The Chairman sets the agendas for and presides over the Board meetings, as well as meetings of the independent directors. Our CEO is a member of the Board and participates in its meetings. The Board believes that this leadership structure is appropriate for the Company at this time because it allows for independent oversight of management, increases management accountability, and encourages an objective evaluation of management’s performance relative to compensation.

The Board regularly devotes time during its meetings to review and discuss the most significant risks facing the Company and management’s process for identifying, prioritizing, and responding to those risks. During these discussions, the CEO, the General Counsel, the Chief Financial Officer, the Chief Compliance Officer (the “CCO”), the Chief Technology Officer, the Senior Vice President, Global Business Risk and the Chief Internal Auditor present management’s process for assessment of risks, a description of the most significant risks facing the Company, and any mitigating factors, plans, or policies in place to address and monitor those risks. The Board has also delegated risk oversight authority to its committees.

Consistent with the NYSE listing standards, to which the Company is subject, the Audit Committee bears responsibility for oversight of the Company’s policies with respect to risk assessment and risk management and must discuss with management the major risk exposures facing the Company and the steps the Company has taken to monitor and control such exposures. The Audit Committee is also responsible for assisting Board oversight of the Company’s compliance with legal and regulatory requirements, which represent many of the most significant risks the Company faces. During the Audit Committee’s discussion of risk, the Company’s CEO, Chief Financial Officer, General Counsel, CCO, Chief Technology Officer, Senior Vice President, Global Business Risk, and Chief Internal Auditor present information and participate in discussions with the Audit Committee regarding risk and risk management. Risks discussed regularly include those related to global economic and political trends, business and financial performance, legal and regulatory matters, cybersecurity, competition, legislative developments, and other matters.

While the Board committee with primary oversight of risk is the Audit Committee, the Board has delegated to other committees the oversight of risks within their areas of responsibility and expertise. For example, in light of the breadth and number of responsibilities that the Audit Committee must oversee, and the importance of the evaluation and management of risk related to the Company’s compliance programs and policies associated with anti-money laundering laws, including investigations or other matters that may arise in relation to such laws, the Board formed the Compliance Committee in 2013 to assist the Audit Committee and the Board with oversight of those risks. This function was previously performed by the Corporate Governance and Public Policy Committee. The Compliance Committee reports regularly on these matters to the Board and Audit Committee and during the Compliance Committee’s meetings, each of the General Counsel and CCO regularly present and participate in discussions. In addition, the Compensation Committee oversees the risks associated with the Company’s compensation practices, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees and the Company’s succession planning process.

2018 Proxy Statement	|	15

CORPORATE GOVERNANCE

COMMITTEES OF THE BOARD OF DIRECTORS

The current members of each Board Committee are indicated in the table below.

DIRECTOR	AUDIT	CORPORATE GOVERNANCE & PUBLIC POLICY	COMPENSATION & BENEFITS	COMPLIANCE
Martin I. Cole	✓			✓
Hikmet Ersek				✓†
Richard A. Goodman	✓♦		✓
Betsy D. Holden	✓		✓♦
Jeffrey A. Joerres ★		✓	✓
Roberto G. Mendoza		✓		✓
Michael A. Miles, Jr.	✓			✓
Robert W. Selander		✓♦	✓
Frances Fragos Townsend		✓		✓♦
Solomon D. Trujillo	✓			✓

★–Chairman of the Board
♦–Committee Chair
†–Non-voting member

BOARD AND COMMITTEE GOVERNING DOCUMENTS

Each committee operates under a charter approved by the Board. The Company’s Audit Committee Charter, Compensation and Benefits Committee Charter, Corporate Governance and Public Policy Committee Charter, Compliance Committee Charter, and Corporate Governance Guidelines are available without charge through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com, or by writing to the attention of: Investor Relations, The Western Union Company, 12500 East Belford Avenue, Mailstop M23IR, Englewood, CO 80112.

16	|	The Western Union Company

CORPORATE GOVERNANCE

Audit Committee

“During 2017, the Audit Committee continued to oversee financial reporting, internal audit and legal and regulatory matters, with a strong focus on the Company’s controls and culture of compliance. The Committee is continuing to focus on these areas and risk management and mitigation in 2018.”

Richard A. Goodman, Committee Chair

Additional Committee Members: Martin I. Cole, Betsy D. Holden, Michael A. Miles, Jr., and Solomon D. Trujillo

Meetings Held in 2017: 8

Primary Responsibilities: Pursuant to its charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

●	integrity of the Company’s consolidated financial statements;
●	compliance with legal and regulatory requirements;
●	independent registered public accounting firm qualifications, independence and compensation; and
●	performance of the Company’s internal audit function and independent registered public accounting firm.

Independence: Each member of the Audit Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as the Board has determined, has no material relationship with the Company. Each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. The Board has designated Mr. Goodman as a “financial expert” as defined by Item 407(d) of Regulation S-K.

Service on Other Audit Committees: No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Currently, none of the Audit Committee members serve on more than three public company audit committees (including the Company’s Audit Committee).

2018 Proxy Statement	|	17

CORPORATE GOVERNANCE

Compensation and Benefits Committee

“In 2017, the Compensation Committee continued to emphasize actions and behaviors that build a foundation for the long-term strength and performance of the Company through the Company’s executive compensation program and by continuing to focus on organizational health.”

Betsy D. Holden, Committee Chair

Additional Committee Members: Richard A. Goodman, Jeffrey A. Joerres, and Robert W. Selander

Meetings Held in 2017: 5

Primary Responsibilities: Pursuant to its charter, the Compensation Committee has the authority to administer, interpret, and take any actions it deems appropriate in connection with any incentive compensation or equity-based plans of the Company, any salary or other compensation plans for officers and other key employees of the Company, and any employee benefit or fringe benefit plans, programs or policies of the Company. Among other things, the Compensation Committee is responsible for:

●	in consultation with senior management, establishing the Company’s general compensation philosophy, and overseeing the development and implementation of compensation and benefits policies;
●

reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers, evaluating the performance of the CEO and other executive officers in light thereof, and setting compensation levels and other benefits for the CEO (with the ratification by the independent directors of the Board) and other executive officers based on this evaluation;

●

reviewing and making recommendations to the Board regarding severance or similar termination agreements with the Company’s CEO or to any person being considered for promotion or hire into the position of CEO;

●	approving grants and/or awards of options, restricted stock, restricted stock units, and other forms of equity-based compensation under the Company’s equity-based plans;
●	reviewing with management and preparing an annual report regarding the Company’s Compensation Discussion and Analysis to be included in the Company’s Proxy Statement and Annual Report;
●	in consultation with the CEO, reviewing management succession planning;
●	reviewing and recommending to the Board of Directors compensation for non-employee directors; and
●	periodically reviewing the overall effectiveness of the Company’s principal strategies related to human capital management, recruiting, retention, career development, and diversity.

Independence: Each member of the Compensation Committee meets the definitions of “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and “non-employee director” under Rule 16b-3 of the Exchange Act. Each member of the Compensation Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Exchange Act, and as the Board has determined, has no material relationship with the Company.

18	|	The Western Union Company

CORPORATE GOVERNANCE

Compliance Committee

“The Compliance Committee shares with regulators the goals of protecting consumers and the integrity of the global money transfer network, and continues to oversee the Company’s ongoing commitment and efforts to enhance the Company’s compliance policies and procedures.”

Frances Fragos Townsend, Committee Chair

Additional Committee Members: Hikmet Ersek (non-voting member), Martin I. Cole, Michael A. Miles, Jr., Roberto G. Mendoza, and Solomon D. Trujillo

Meetings Held in 2017: 6

Primary Responsibilities: Pursuant to its charter, the Compliance Committee assists the Audit Committee and the Board in fulfilling the Board’s oversight responsibility for the Company’s compliance with legal and regulatory requirements. Among other things, the Compliance Committee is responsible for reviewing:

●	the Company’s compliance programs and policies relating to anti-money laundering laws, including establishing procedures to be apprised of material investigations or other material matters that may arise in relation to such laws; and

●	legal, compliance or other regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies.

Independence: Each voting member of the Compliance Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Exchange Act, and as the Board has determined, has no material relationship with the Company. The Board may appoint non-voting members to the Compliance Committee that are not independent from the Company. The Company’s CEO is currently a non-voting member of the Compliance Committee.

2018 Proxy Statement	|	19

CORPORATE GOVERNANCE

Corporate Governance and Public Policy Committee

“The Committee oversaw a successful Chairman of the Board transition in 2017 and will continue to look for opportunities to enhance the skills, experience, diversity and effectiveness of the Board in 2018.”

Robert W. Selander, Committee Chair

Additional Committee Members: Jeffrey A. Joerres, Roberto G. Mendoza, and Frances Fragos Townsend

Meetings Held in 2017: 4

Primary Responsibilities: Pursuant to its charter, the Corporate Governance and Public Policy Committee is responsible for:

●	recommending to the Board of Directors criteria for Board and committee membership;

●	considering, in consultation with the Chairman of the Board and the CEO, and recruiting candidates to fill positions on the Board of Directors;

●	evaluating current directors for re-nomination to the Board of Directors;

●	recommending the director nominees for approval by the Board of Directors and the stockholders;

●	recommending to the Board of Directors appointments to committees of the Board of Directors;

●	recommending to the Board of Directors corporate governance guidelines, reviewing the corporate governance guidelines at least annually, and recommending modifications to the corporate governance guidelines to the Board of Directors;

●	establishing and implementing self-evaluation procedures for the Board of Directors and its committees;

●	reviewing stockholder proposals submitted for inclusion in the Company’s Proxy Statement;

●	reviewing the Company’s related persons transaction policy, and as necessary, reviewing specific related person transactions; and

●	reviewing and advising the Board of Directors regarding matters of public policy and social responsibility that are relevant to the Company or the industries in which the Company operates.

Independence: Each member of the Corporate Governance and Public Policy Committee meets the independence requirements of our Corporate Governance Guidelines, the NYSE and the Exchange Act, and as the Board has determined, has no material relationship with the Company.

20	|	The Western Union Company

CORPORATE GOVERNANCE

CHIEF EXECUTIVE OFFICER SUCCESSION PLANNING

The Company’s Board of Directors has developed a governance framework for CEO succession planning that is intended to provide for a talent-rich leadership organization that can drive the Company’s strategic objectives. Under its governance framework, the Board of Directors:

●	Reviews succession planning for the CEO on an annual basis. As part of this process, the CEO reviews the annual performance of each member of the management team with the Board and the Board engages in a discussion with the CEO and the Chief Human Resources Officer regarding each team member and the team member’s development;

●	Maintains a confidential plan to address any unexpected short-term absence of the CEO and identifies candidates who could act as interim CEO in the event of any such unexpected absence; and

●	Ideally three to five years before the retirement of the current CEO, manages the succession process and determines the current CEO’s role in that process.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder or other interested party who desires to contact the non-management directors either as a group or individually, or Mr. Ersek in his capacity as a director, may do so by writing to: The Western Union Company, Board of Directors, 12500 East Belford Avenue, Mailstop M21A2, Englewood, CO 80112. Communications that are intended specifically for non-management directors should be addressed to the attention of the Chairperson of the Corporate Governance and Public Policy Committee. All communications will be forwarded to the Chairperson of the Corporate Governance and Public Policy Committee unless the communication is specifically addressed to another member of the Board, in which case, the communication will be forwarded to that director.

BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Stockholders, it

encourages directors to attend. Ten of the 11 members of the Board of Directors serving at the time attended the Company’s 2017 Annual Meeting of Stockholders.

PRESIDING DIRECTOR OF NON-MANAGEMENT DIRECTOR MEETINGS

The non-management directors meet in regularly scheduled executive sessions without management. The Chairman of the Board of Directors is the presiding director at these meetings.

NOMINATION OF DIRECTORS

The Company’s Board of Directors is responsible for nominating directors for election by the stockholders and filling any vacancies on the Board that may occur. The Corporate Governance and Public Policy Committee is responsible for identifying, screening, and recommending candidates to the Board for Board membership. The

Corporate Governance and Public Policy Committee does not have any single method for identifying director candidates but will consider candidates suggested by a wide range of sources, including by any stockholder, director, or officer of the Company.

2018 Proxy Statement	|	21

CORPORATE GOVERNANCE

DIRECTOR QUALIFICATIONS

General criteria for the nomination of director candidates include experience, high ethical standards and integrity, skills, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties–all in the context of an assessment of the perceived needs of the Board at that point in time. In exercising its director nomination responsibilities, the Corporate Governance and Public Policy Committee considers diversity in gender, ethnicity, geography, background, and cultural viewpoints when considering director nominees, given the global nature of the Company’s business. However, the Board has not adopted a formal policy governing director diversity. The effectiveness of the nomination process is evaluated by the Board each year as part of its annual self-evaluation and by the Corporate Governance and Public Policy Committee as it evaluates and identifies director candidates.

Each director is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a Board or Committee member. The Corporate Governance and Public Policy Committee will consider candidates for election to the Board suggested in writing by a stockholder and will make a recommendation to the Board using the same criteria as it does in evaluating candidates submitted by members of the Board of Directors. If the Company receives such a suggestion, the Company may request additional information from the candidate to assist in its evaluation.

STOCKHOLDER NOMINEES

Stockholders may submit nominations for director candidates by giving notice to the Corporate Secretary, The Western Union Company, 12500 East Belford Avenue, Mailstop M21A2, Englewood, CO 80112. The requirements for the submission of such stockholder nominations are set forth in Article II of the Company’s By-Laws, which are available on the “Investor Relations, Corporate Governance” section of the Company’s website, www.westernunion.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder proposals, including stockholder director nominations, requested to be included in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders must be received by the Company not later than December 5, 2018 and comply with the requirements of Rule 14a-8, if applicable, and the Company’s By-laws. Even if a proposal or director nomination is not submitted in time to be considered for inclusion in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders, a proper stockholder proposal or director nomination may still be considered at the Company’s 2019 Annual Meeting of Stockholders, but only if the proposal or nomination is received by the Company no sooner than January 18, 2019 and no later than February 17, 2019 and otherwise complies with the Company’s By-Laws. All proposals or nominations a stockholder wishes to submit at the meeting should be directed to the Corporate Secretary, The Western Union Company, 12500 East Belford Avenue, Mailstop M21A2, Englewood, CO 80112.

CODE OF ETHICS

The Company’s Director’s Code of Conduct, Code of Ethics for Senior Financial Officers, Reporting Procedure for Accounting and Auditing Concerns, Professional Conduct Policy for Attorneys, and the Code of Conduct are available without charge through the “Investor Relations, Corporate Governance” section of the Company’s website, www.westernunion.com, or by writing to the attention of:

Investor Relations, The Western Union Company, 12500 East Belford Avenue, Mailstop M23IR, Englewood, CO 80112. In the event of an amendment to, or a waiver from, the Company’s Code of Ethics for Senior Financial Officers, the Company intends to post such information on its website, www.westernunion.com.

22	|	The Western Union Company

COMPENSATION OF DIRECTORS

The following table provides information regarding the compensation of our outside directors for 2017. Mr. Ersek, our President and CEO, does not receive additional compensation for his service as a director, and has been excluded from the table.

2017 DIRECTOR COMPENSATION
NAME	FEES EARNED OR PAID IN CASH ($000)	STOCK AWARDS ($000)(2)	OPTION AWARDS ($000)(3)	ALL OTHER COMPENSATION ($000)(4)	TOTAL ($000)(5)
Martin I. Cole	105.0	140.0	—	—	245.0
Richard A. Goodman	120.0	140.0	—	25.0	285.0
Jack M. Greenberg(6)	44.9	360.0	—	25.0	429.9
Betsy D. Holden	120.0	140.0	—	20.0	280.0
Jeffrey A. Joerres(7)	117.9(1)	281.6	—	—	399.5
Roberto G. Mendoza	105.0	140.0	—	—	245.0
Michael A. Miles, Jr.	105.0	140.0	—	—	245.0
Robert W. Selander	120.0(1)	140.0	—	—	260.0
Frances Fragos Townsend	195.0	140.0	—	—	335.0
Solomon D. Trujillo	105.0	70.0	70.0	—	245.0

Footnotes:

(1)	Messrs. Joerres and Selander elected to receive their annual retainer fees for 2017 in the form of equity compensation as described below under “—Equity Compensation.”

(2)

The amounts in this column represent the value of stock units granted to each director as annual equity grants. Stock awards consist of fully vested stock units that are settled in shares of Common Stock and may be subject to a deferral election consistent with Code Section 409A. The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating these amounts.

(3)

The amounts in this column represent the value of stock options granted to each director as annual equity grants. The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating these amounts.

(4)

All Other Compensation represents matches under the Company’s gift matching program that the Company made in 2017. Outside directors are eligible to participate in the Company’s gift matching program on the same terms as Western Union’s executive officers and employees. As noted below, contributions made or directed to be made to an eligible organization, up to an aggregate amount of $25,000 per calendar year, will be matched by the Company. Matching contributions to various charities were made in 2017 on behalf of the following directors: Messrs. Goodman and Greenberg and Ms. Holden. Contributions up to $100,000 per calendar year that a director makes to The Western Union Foundation without designating a recipient organization will be matched by the Company $2 for every $1 contributed.

(5)	As of December 31, 2017, each individual who served as an outside director during 2017 had outstanding the following number of stock units and options:

NAME	STOCK UNITS	OPTIONS
Martin I. Cole	8,686	9,208
Richard A. Goodman	37,900	36,814
Jack M. Greenberg	71,627	336,144
Betsy D. Holden	74,549	32,699
Jeffrey A. Joerres	38,752	11,448
Roberto G. Mendoza	52,919	140,608
Michael A. Miles, Jr.	112,542	32,699
Robert W. Selander	30,644	77,439
Frances Fragos Townsend	30,063	39,833
Solomon D. Trujillo	23,177	94,334

(6)	Mr. Greenberg ceased serving as a director at the 2017 Annual Meeting of Stockholders on May 11, 2017.

(7)	Mr. Joerres began serving as Chairman of the Board at the 2017 Annual Meeting of Stockholders on May 11, 2017.

2018 Proxy Statement	|	23

COMPENSATION OF DIRECTORS

CASH COMPENSATION

In 2017, each outside director (other than our Non-Executive Chairman) received the following cash compensation for service on our Board and committees of our Board (prorated for partial years of service):

●	an annual Board retainer fee of $85,000; and
●	an annual committee chair retainer fee of $25,000 for the chairperson of each committee of the Board (other than the Compliance Committee Chair), and a $10,000 committee member retainer fee for each other member of each committee of our Board.

In February 2017, the Board approved an increase in Ms. Fragos Townsend’s Compliance Committee Chair retainer fee to $100,000 for each of 2017 and 2018 to reflect additional time and responsibilities in leading the Compliance Committee’s oversight of the Company’s compliance with the previously disclosed settlement agreements with the United States Department of Justice, certain United States Attorney’s Offices, the United States Federal Trade Commission, the Financial Crimes Enforcement Network of the United States Department of Treasury, and various state attorneys general (the “Joint Settlement Agreements”).

EQUITY COMPENSATION

The 2017 outside director equity awards were granted pursuant to our Long-Term Incentive Plan. All director equity awards will be settled in shares of Common Stock. The purpose of these awards is to advance the interests of the Company and its stockholders by encouraging stock ownership by our outside directors and by helping the Company attract, motivate, and retain highly qualified outside directors.

All of our outside directors (other than our Non-Executive Chairman) are eligible to receive an annual equity grant with a value of $140,000 for service on our Board and committees of our Board (prorated for incoming directors joining during the year).

Each outside director has the choice of electing to receive such director’s annual retainer fees described above in the form of (a) all cash, (b) a combination of cash, fully vested stock options, and/or fully vested stock units, (c) all fully vested stock options, (d) all fully vested stock units, (e) a combination of 75% fully vested stock options and 25% fully vested stock units, (f) a combination of 50% fully vested stock options and 50% fully vested stock units, or (g) a combination of 75% fully vested stock units and 25% fully vested stock options. Each outside director may also elect to receive such director’s annual equity grant in the form of any of the above alternatives, other than alternatives that include cash.

COMPENSATION OF OUR NON-EXECUTIVE CHAIRMAN

In 2017, our Non-Executive Chairman received the following compensation in lieu of the compensation described above for our other outside directors (prorated for a partial year of service as Non-Executive Chairman):

●	an annual retainer fee of $125,000; and
●	an annual equity grant with a value of $360,000.

Our Non-Executive Chairman has the choice to receive his annual retainer fee in the forms discussed above under “—Equity Compensation.”

CHARITABLE CONTRIBUTIONS

Outside directors may participate in the Company’s gift matching program on the same terms as the Company’s executive officers and employees. Under this program, contributions up to $100,000 per calendar year that the director makes to the Western Union Foundation (the “Foundation”) without designating a recipient organization will be matched by the Company $2 for every $1 contributed. Contributions made or directed to be made to an eligible organization, as defined in the program, up to an aggregate amount of $25,000 per calendar year will be equally matched by the Company through the Foundation.

24	|	The Western Union Company

COMPENSATION OF DIRECTORS

REIMBURSEMENTS

Directors are reimbursed for their expenses incurred by attending Board, committee, and stockholder meetings, including those for travel, meals, and lodging. Occasionally, a spouse or other guest may accompany directors on corporate aircraft when the aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no aggregate incremental cost to the Company, and as a result, no amount is reflected in the 2017 Director Compensation table.

INDEMNIFICATION AGREEMENTS

Each outside director has entered into a Director Indemnification Agreement with the Company to clarify indemnification procedures. Consistent with the indemnification rights already provided to directors of the Company in the Charter, each agreement provides that the Company will indemnify and hold harmless each outside director to the fullest extent permitted or authorized by the General Corporation Law of the State of Delaware in effect on the date of the agreement or as such laws may be amended or replaced to increase the extent to which a corporation may indemnify its directors.

EQUITY OWNERSHIP GUIDELINES

Each outside director is expected to maintain an equity investment in Western Union equal to five times his or her annual cash retainer, which must be achieved within five years of the director’s initial election to the Board. The holdings that generally may be counted toward achieving the equity investment guidelines include outstanding stock awards or units, shares obtained through stock option exercises, shares owned jointly with or separately by the director’s spouse, shares purchased on the open market, and outstanding stock options received in lieu of cash retainer fees. As of March 20, 2018, all outside directors have met or, within the applicable period, are expected to meet, these equity ownership guidelines.

PROHIBITION AGAINST PLEDGING AND HEDGING OF THE COMPANY’S SECURITIES

The Company’s Insider Trading Policy prohibits the Company’s directors from pledging the Company’s securities or engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities.

2018 Proxy Statement	|	25

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently comprised of five independent directors and operates under a written charter adopted by the Board. The Audit Committee reviews the charter at least annually, reviewing it last in December 2017. The charter is available through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com.

The Board has the ultimate authority for effective corporate governance, including the role of oversight of the management of the Company. The Audit Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, independent registered public accounting firm qualifications and independence, performance of the Company’s internal audit function and independent registered public accounting firm, and other matters identified in the Audit Committee Charter. The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent registered public accounting firm in carrying out its responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting and disclosure controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. In addition, management is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal control. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements and for expressing an opinion on the conformity of those financial statements with United States generally accepted accounting principles. The Company’s independent registered public accounting firm is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee engages in an annual evaluation of the independent public accounting firm’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. In evaluating and selecting the Company’s independent registered public accounting firm, the Audit Committee considers, among other things, historical and recent performance of the firm, an analysis of known significant legal or regulatory proceedings related to the firm, recent PCAOB reports regarding the firm, industry experience, audit fee revenues, audit approach, and the independence of the firm. The Audit Committee also periodically considers the advisability and potential impact of selecting a different independent public accounting firm. In addition, the Audit Committee is involved in the lead audit partner selection process.

During fiscal year 2017, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. Specifically, the Audit Committee, among other actions:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the SEC;

●	reviewed with management, the independent registered public accounting firm and the internal auditor, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the effectiveness of the Company’s internal control over financial reporting;

●	reviewed with the independent registered public accounting firm, management, and the internal auditor, as appropriate, the audit scope and plans of both the independent registered public accounting firm and internal auditor;

●	met in periodic executive sessions with each of the independent registered public accounting firm, management, and the internal auditor;
●	received the written disclosures and the annual letter from Ernst & Young LLP provided to us pursuant to Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, concerning their independence and discussed with Ernst & Young LLP their independence; and

●	reviewed and pre-approved all fees paid to Ernst & Young LLP, as described in Proposal 3–Ratification of Selection of Auditors, and considered whether Ernst & Young LLP’s provision of non-audit services to the Company was compatible with the independence of the independent registered public accounting firm.

The Audit Committee has reviewed and discussed with the Company’s management and independent registered public accounting firm the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2017, and the independent registered public accounting firm’s report on those financial statements. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles.

26	|	The Western Union Company

REPORT OF THE AUDIT COMMITTEE

We have discussed with Ernst & Young LLP the matters required to be discussed with the Audit Committee by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. The Auditing Standard No. 16 communications include, among other items, matters relating to the conduct of an audit of the Company’s consolidated financial statements under the standards of the Public Company Accounting Oversight Board. This review included a discussion with management and the independent registered public accounting firm about the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

In reliance on the review and discussions described above, we recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Audit Committee

Richard A. Goodman (Chairperson)
Martin I. Cole
Betsy D. Holden
Michael A. Miles, Jr.
Solomon D. Trujillo

2018 Proxy Statement	|	27

COMPENSATION AND BENEFITS COMMITTEE REPORT

The Compensation and Benefits Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation and Benefits

Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and its Annual Report on Form 10-K.

Compensation and Benefits Committee

Betsy D. Holden (Chairperson)
Richard A. Goodman
Jeffrey A. Joerres
Robert W. Selander

28	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

BUSINESS OVERVIEW

The Western Union Company provides people and businesses with fast, reliable, and convenient ways to send money and make payments around the world. Western Union offers its services in more than 200 countries and territories. Our business is complex: our regulatory environment is disparate and developing; our consumers are different from those addressed by traditional financial services firms; and our agent and client relationships are numerous and varied.

Managing these complexities is at the center of Western Union’s success, and our leadership must be capable of supporting our Company’s goals amid this complexity.

The Company’s key strategic priorities for 2017 are set forth in the chart below. The performance goals and objectives under our annual incentive and long-term incentive programs were designed to support these strategies.

Please see our 2017 Annual Report on Form 10-K for more information regarding our performance.

*	See Annex A for a reconciliation of measures that are not based on accounting principles generally accepted in the United States (“GAAP”) to the comparable GAAP measure.

2018 Proxy Statement	|	29

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION FRAMEWORK

The Company’s executive compensation framework includes the following, each of which the Compensation Committee believes reinforces our executive compensation philosophy and objectives:

What We Do:

✓

Pay-for-performance and at-risk compensation. A significant portion of our targeted annual compensation is performance-based and/or subject to forfeiture (“at-risk”), with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by our Company’s strategy. For 2017, performance-based compensation comprised approximately 90% of the targeted annual compensation for our CEO and, on average, approximately 67% of the targeted annual compensation for the other NEOs. The remaining components of 2017 targeted annual compensation consisted of base salary for our CEO and base salary and service-based RSUs for our other NEOs, with the committee viewing such RSUs as at-risk as their value fluctuates based on our stock price performance.

✓

Align compensation with stockholder interests. Performance measures for incentive compensation are linked to the overall performance of the Company, and are designed to be aligned with the creation of long-term stockholder value.

✓

Emphasis on future pay opportunity vs. current pay. Our long-term incentive awards are equity-based and have multi-year vesting provisions to encourage retention. For 2017, long-term equity compensation comprised approximately 74% of the targeted annual compensation for our CEO and, on average, approximately 58% of the targeted annual compensation for the other NEOs.

✓

Mix of performance metrics. The Company utilizes a mix of performance metrics that emphasize both absolute performance goals, which provide the primary links between incentive compensation and the Company’s strategic operating plan and financial results, and relative performance goals, which measure Company performance in comparison to the S&P 500 Index.

✓	Three-year performance period for PSUs.
✓

Stockholder engagement. The Compensation Committee chair and members of management seek to engage with stockholders regularly to discuss and understand their perceptions or concerns regarding our executive compensation program.

✓	Outside compensation consultant retained by the Compensation Committee.
✓	“Double trigger” change-in-control severance benefits.
✓	Maximum payout caps for annual cash incentive compensation and PSUs.
✓

“Clawback” policies. The Company may recover incentive compensation paid to an executive officer that was calculated based upon any financial result or performance metric impacted by fraud or misconduct of the executive officer. In addition, during 2017, the Board of Directors adopted a compliance clawback policy that allows the Company to recover incentive compensation paid to an executive officer for conduct that is later determined to have contributed to future compliance failures, subject to applicable laws.

✓

Consider compliance in compensation program. Since 2014, the Compensation Committee has included an evaluation of compliance in the Company’s annual incentive program in order to reinforce compliance as an objective throughout the organization. In 2017, the Compensation Committee included additional evaluation criteria related to compliance in its executive review and annual incentive program so that each Company executive is evaluated on what the executive has done to ensure that the executive’s business or department is in compliance with applicable U.S. laws.

✓

Robust stock ownership guidelines. We require our executive officers to own a meaningful amount of Company stock to align them with long-term stockholder interests (six-times base salary in the case of our CEO and three-times base salary for our other NEOs).

30	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

What We Don’t Do:

✗

No repricing or buyout of underwater stock options. None of our equity plans permit the repricing or buyout of underwater stock options or stock appreciation rights without stockholder approval, except in connection with certain corporate transactions involving the Company.

✗	Prohibition against pledging and hedging of Company securities by senior executives and directors.
✗

No change-in-control tax gross ups for promotions or new hires after April 2009. Mr. Ersek is the only Company employee who remains eligible for excise tax gross-up payments based on Compensation Committee action in 2009.

✗	No dividends or dividend equivalents are accrued or paid on PSUs or RSUs.

RECENT MODIFICATIONS TO EXECUTIVE COMPENSATION PROGRAM

Changes Implemented for 2018

As part of its ongoing review of the executive compensation program during 2017 and 2018, and based on input from the Compensation Committee’s compensation consultant and stockholder feedback during our stockholder engagement described below, the Compensation Committee determined that several compensation program changes would be implemented in 2018. Accordingly, in February 2018, the Compensation Committee approved the following changes to the Company’s executive compensation program:

●

Replaced the operating income growth performance metric under the Financial PSUs, as described further below, with an earnings before interest and taxes performance metric to further broaden the metrics under the annual and long-term incentive plans.

●

Modified the Financial PSUs to measure cumulative performance over a three-year performance period rather than the current design of measuring performance during each year (of the three years) of the performance period independently;

●	Increased the potential payout under the annual and long-term incentive programs to 200% of target to further align with market data and provide greater payout leverage for over-performance;
●

Modified the long-term incentive allocation for each of the NEOs in order to further align the Company’s long-term incentive design with market data, with Mr. Ersek’s 2018 target long-term incentive award to be delivered as 50% Financial PSUs, 20% TSR PSUs, 20% stock options and 10% service-based RSUs, and the other NEOs’ 2018 target long-term incentive award to be delivered as 50% Financial PSUs, 20% TSR PSUs and 30% service-based RSUs; and

●

In 2017, the Committee’s independent compensation consultant was asked to evaluate the Company’s peer group to be used for 2018 compensation decisions for continued appropriateness and, after considering the input of the compensation consultant, the committee approved the addition of Broadridge Financial, Euronet Worldwide, FleetCor and Navient to the peer group and the deletion of Charles Schwab and ADP from the peer group primarily based on the comparability of these companies in relation to the Company in terms of market capitalization, revenues, operating income and number of employees.

Changes Implemented for 2017

As previously disclosed, in January 2017, the Company entered into the Joint Settlement Agreements, pursuant to which the Company agreed to make certain changes to the Company’s executive compensation program. While the Compensation Committee has included an evaluation of compliance in the Company’s annual incentive program since 2014 in order to reinforce compliance as an objective throughout the organization, under the Joint Settlement Agreements the Company agreed to implement evaluation criteria related to compliance in its executive review and bonus program so that each Company executive is evaluated on what the executive has done to ensure that the executive’s business or department is in compliance with applicable U.S. laws. A failing score in compliance, including anti-money laundering and anti-fraud programs, will make the executive ineligible for any bonus for that year. Furthermore, the Company agreed to include in its new executive review and bonus program a provision that allows the Company to “claw back” bonuses for executives for conduct that is later determined to have contributed to future compliance failures, subject to applicable laws. Accordingly, during 2017, the Board adopted a compliance clawback policy, as discussed above, and included clawback provisions in the annual and long-term incentive award agreements.

2018 Proxy Statement	|	31

COMPENSATION DISCUSSION AND ANALYSIS

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Ersek’s 2017 total direct compensation levels, including his annual and long-term incentive award targets, remained unchanged from the levels set in 2016. Mr. Ersek’s 2017 compensation is aligned with median compensation for chief executive officers in the 2017 peer group, based on the most recent publicly available information, as compiled by the Compensation Committee’s compensation consultant.

For 2017 performance, Mr. Ersek received a cash payout under the 2017 Annual Incentive Plan of $1,731,000, reflecting a blended payout of 115% of target. The Compensation Committee based Mr. Ersek’s award opportunity under the Annual Incentive Plan entirely on the achievement of corporate financial and strategic performance goals as further described below. In structuring Mr. Ersek’s 2017 long-term incentive awards, the Compensation Committee elected to retain the same mix of awards for Mr. Ersek as it provided in 2016 - TSR PSUs, Financial PSUs and stock options. PSUs vest based on the achievement of pre-established performance goals over a three-year performance period.

Mr. Ersek’s 2017 compensation was weighted significantly toward variable and performance-based incentive pay over fixed pay, and long-term, equity-based pay over annual cash compensation, because the Compensation Committee desired to tie a significant level of Mr. Ersek’s compensation to the performance of the Company. The percentage of compensation delivered in the form of performance-based compensation is higher for Mr. Ersek than compared to the other NEOs because the Compensation Committee believes that the CEO’s leadership is one of the key drivers of the Company’s success, and that a greater percentage of the CEO’s total compensation should be variable as a reflection of the Company’s level of performance. Market data provided by the Compensation Consultant supported this practice as well. The following chart illustrates this CEO pay philosophy of heavily weighting CEO compensation toward variable, performance-based pay elements.

CEO 2017 TOTAL DIRECT COMPENSATION

Since a significant portion of Mr. Ersek’s compensation is both performance-based and at-risk, we are providing the following supplemental graph to compare the compensation granted to Mr. Ersek, as required to be reported by the SEC rules in the 2017 Summary Compensation Table, to the compensation “realizable” by him for 2015 to 2017.

We believe the “realizable” compensation shown is reflective of the Compensation Committee’s emphasis on “pay-for-performance” in that differences between realizable pay and total reported compensation, as well as fluctuations year-over-year, are primarily the result of our stock performance and our varying levels of achievement against pre-established performance goals under our Annual Incentive Plan and Long-Term Incentive Plan.

32	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

CEO TOTAL
REPORTED COMPENSATION
VERSUS TOTAL REALIZABLE COMPENSATION(1)

(1)

This graph and the total realizable compensation reported in this graph provide supplemental information regarding the compensation paid to Mr. Ersek and should not be viewed as a substitute for the 2017 Summary Compensation Table.

(2)	As reported in the Total column of the 2017 Summary Compensation Table.
(3)

Amounts reported in the calculation of total realizable compensation include (a) annualized base salary, (b) actual bonus payments made to Mr. Ersek with respect to each of the years shown under the Annual Incentive Plan, (c) the value realized from the exercise of stock options and for unexercised stock options, the difference between the exercise price and the closing stock price on the last trading day of 2017, each reported in the year granted, (d) the value realized upon vesting of PSUs and the value of unvested PSUs based on the closing stock price on the last trading day of 2017, each reported in the year granted, and (e) amounts reported in the All Other Compensation Table for the respective years. For purposes of this table, the value of the TSR PSUs is based on target performance since the TSR PSUs vest based on the Company’s relative TSR performance versus the S&P 500 Index over a three-year performance period. The Financial PSUs are valued for purposes of this table based on estimated performance as of December 31, 2017. For the 2015-2017 performance period, TSR was at the 34th percentile of the S&P 500 index. As a result, the payout for the 2015 TSR PSUs was 57% of target.

2017 SAY ON PAY VOTE

The Company received approximately 95% support for its “say on pay” vote at the Company’s 2017 Annual Meeting of Stockholders. After considering these results, the committee determined that the Company’s executive compensation philosophy, compensation objectives, and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2017 “say on pay” vote.

STOCKHOLDER ENGAGEMENT

Management and the Compensation Committee Chair regularly reach out to stockholders to better understand their views on the Company’s executive compensation program, the “say on pay” vote and our executive compensation disclosure. Over the past few years, the committee and management have found these discussions to be very helpful in their ongoing evaluation of the Company’s executive compensation program, and intend to continue to obtain this feedback in the future. As described above, the Compensation Committee approved changes to the Company’s 2018 executive compensation program based, in part, on feedback previously provided by stockholders.

2018 Proxy Statement	|	33

COMPENSATION DISCUSSION AND ANALYSIS

ESTABLISHING AND EVALUATING EXECUTIVE COMPENSATION

INTRODUCTION

This Compensation Discussion and Analysis describes how the Compensation Committee determined 2017 executive compensation, the elements of our executive compensation program and the compensation of each of our NEOs. The information provided should be read together with the information presented in the “Executive Compensation” section of this Proxy Statement. For 2017, the NEOs were:

Hikmet Ersek – President and Chief Executive Officer

Rajesh K. Agrawal – Executive Vice President, Chief Financial Officer

Odilon Almeida – Executive Vice President, President – Global Money Transfer

Elizabeth G. Chambers – Former Executive Vice President, Chief Strategy, Product and Marketing Officer (through January 1, 2018)

Jean Claude Farah – Executive Vice President, President—Global Payments

34	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

OUR EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

To align the Company’s incentive compensation program with the Company’s overall executive compensation philosophy, the Compensation Committee has adopted the following compensation objectives and guiding principles:

Our Executive Compensation Philosophy

The Compensation Committee believes the Company’s executive compensation program should reward actions and behaviors that build a foundation for the long-term strength and performance of the Company, while also rewarding the achievement of short-term performance goals informed by the Company’s strategy.

●Align executive goals and compensation with stockholder interests
●Attract, retain and motivate outstanding executive talent
●Pay-for-performance – Hold executives accountable and reward them for achieving financial, strategic and operating goals

●Pay-for-Performance: Pay is significantly performance-based and at-risk, with emphasis on variable pay to reward short- and long-term performance measured against pre-established objectives informed by the Company’s strategy.
●Align Compensation with Stockholder Interests: Link incentive payouts with the overall performance of the Company, including achievement of financial and strategic objectives, as well as individual performance and contributions, to create long-term stockholder value.
●Stock Ownership Guidelines: Our program requires meaningful stock ownership by our executives to align them with long-term stockholder interests.
●Emphasis on Future Pay Opportunity vs. Current Pay: Our long-term incentive awards are delivered in the form of equity-based compensation with multi-year vesting provisions to encourage retention.
●Hire, Retain and Motivate Top Talent: Offer market-competitive compensation which clearly links payouts to actual performance, including rewarding appropriately for superior results, facilitating the hire and retention of high-caliber individuals with the skills, experience and demonstrated performance required for our Company.
●Principled Programs: Structure our compensation programs considering corporate governance best practices and in a manner that is understandable by our participants and stockholders.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE

The Board of Directors oversees the goals and objectives of the Company and of the CEO, evaluates succession planning with respect to the CEO and evaluates the CEO’s performance. The Compensation Committee supports the Board by:

●	Establishing the Company’s general compensation philosophy;
●	Overseeing the development and implementation of the Company’s compensation and benefits policies;
●	Reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and other executive officers;
●	Setting the compensation levels of each of the Executive Vice Presidents; and
●	Approving the compensation of the CEO, with ratification by the independent directors of the Board.

The Compensation Committee’s responsibilities under its charter are further described in the “Corporate Governance—Committees of the Board of Directors” section of this Proxy Statement.

2018 Proxy Statement	|	35

COMPENSATION DISCUSSION AND ANALYSIS

While not members of the Compensation Committee, the then-serving Chairman of the Board and the CEO attended all of the meetings of the Compensation Committee in 2017 to contribute to and understand the committee’s oversight of, and decisions relating to, executive compensation. The CEO did not attend portions of the meetings relating to his compensation. The Compensation Committee regularly conducts executive sessions without management present.

The Compensation Committee also engages in an ongoing dialog with the CEO and the committee’s compensation consultant in the evaluation and establishment of the elements of our executive compensation program. The committee also received input from the Chief Human Resources Officer in making executive compensation decisions.

COMPENSATION CONSULTANTS

During 2017, Frederic W. Cook & Co., Inc. (“FW Cook”) provided executive and director compensation consulting services to the Compensation Committee. In December 2017, the Compensation Committee replaced FW Cook with Meridian Compensation Partners, LLC (“Meridian”) as its compensation consultant. For purposes of this CD&A, FW Cook and Meridian are collectively referred to as “Compensation Consultant.”

The Compensation Consultant is retained by and reports to the Compensation Committee and participates in committee meetings. The Compensation Consultant informs the committee on market trends, as well as regulatory issues and developments and how they may impact the Company’s executive compensation program. The Compensation Consultant also:

●	Participates in the design of the executive compensation program to help the committee evaluate the linkage between pay and performance;
●	Reviews market data and advises the committee regarding the compensation of the Company’s executive officers;
●	Reviews and advises the committee regarding director compensation; and
●	Performs an annual risk assessment of the Company’s compensation program, as described in the “Executive Compensation—Risk Management and Compensation” section of this Proxy Statement.

The Compensation Consultant does not provide any other services to the Company. The Compensation Committee has assessed the independence of both FW Cook and Meridian pursuant to the NYSE rules and the Company concluded that the work performed by FW Cook and Meridian for the Compensation Committee did not raise any conflict of interest.

During 2017, management retained the services of Willis Towers Watson to assist the Company in evaluating the Company’s annual and long-term incentive programs. The Compensation Committee evaluated the findings of Willis Towers Watson in its review of the 2017 incentive program design. The Compensation Committee has assessed the independence of Willis Towers Watson PLC pursuant to the NYSE rules and the Company concluded that Willis Towers Watson’s work did not raise any conflict of interest.

SETTING 2017 COMPENSATION

In late 2016, the Compensation Committee, working with the Compensation Consultant and the CEO, engaged in a detailed review of the Company’s executive compensation programs to evaluate whether the design and levels of each compensation element were:

●	Appropriate to support the Company’s strategic performance objectives;
●	Consistent with the philosophy and objectives described under “—Our Executive Compensation Philosophy and Objectives” above; and
●	Reasonable when compared to market pay practices (see “—Market Comparison” below).

For 2017, based on a variety of factors, including the market data, “say on pay” vote results and positive feedback received during the Company’s stockholder engagement efforts, the Compensation Committee elected to continue the compensation program elements implemented in 2016. Accordingly, for 2017, the Company’s executive compensation program continued to be significantly weighted towards performance-based compensation and continued to include a diversified mix of long-term incentive awards. Annual Incentive Plan awards to executives other than Mr. Ersek continued to be based on an assessment of individual performance relating to personalized objectives and the committee could increase or decrease the award payout resulting from the achievement of the financial and strategic performance objectives by up to 25%, for a maximum 2017 annual incentive opportunity of 175% of target. Mr. Ersek’s

36	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentive Plan award continued to be based entirely on the achievement of corporate and strategic performance goals, with a maximum 2017 incentive opportunity equal to 150% of target. The committee also maintained the overall percentage of annual equity grants with vesting provisions that are performance-based and/or at-risk. Accordingly, for 2017, the annual equity awards under the Long-Term Incentive Plan for participants other than the CEO continued to consist of 80% PSUs (60% Financial PSUs, incorporating both revenue and operating income growth, and 20% TSR PSUs, with Company performance under the PSUs measured over a three-year period) and 20% RSUs. The committee approved this design in order to strengthen the Company’s ability to retain executive talent, while still maintaining a variable compensation element as the value of the RSUs will fluctuate based on our stock price performance. Mr. Ersek’s long-term incentive award continued to be weighted 60% Financial PSUs, 20% TSR PSUs and 20% stock options. For 2017, the Compensation Committee continued to incorporate a stock option component into Mr. Ersek’s long-term incentive design to emphasize the achievement of long-term objectives and encourage long-term value creation as the stock options will only have value to Mr. Ersek if the Company’s stock price appreciates from the date of grant. As noted above, for 2018, the Compensation Committee replaced a portion of the Financial PSU component of Mr. Ersek’s long-term incentive award with an RSU component in order to further align his compensation with market data and the compensation program applicable to the Company’s other executive officers.

Setting 2017 Compensation Levels

With respect to setting 2017 compensation levels, Mr. Ersek presented to the Compensation Committee his evaluation and recommendation for each of the other NEOs and their respective salary, annual bonus targets, and long-term incentive award targets. Mr. Ersek based his assessments on a number of factors, including but not limited to: individual performance and relative contributions to the Company’s success; the performance of the executive’s respective business unit or functional area; retention considerations; market data; compensation history; and internal equity. After consideration and discussion, the Committee reviewed and approved Mr. Ersek’s 2017 recommendations for the NEOs other than himself.

Also in early 2017, Mr. Ersek submitted a self-evaluation to the Compensation Committee. The committee shared Mr. Ersek’s goals for the year and his self-evaluation with the independent members of the Board, who then evaluated Mr. Ersek’s performance in 2016 based on his actual performance versus such goals. In setting Mr. Ersek’s 2017 compensation, the committee considered this evaluation, market data regarding chief executive officer compensation levels provided by the Compensation Consultant, and a tally sheet of Mr. Ersek’s historical and current compensation data. No member of management, including Mr. Ersek, made any recommendations regarding Mr. Ersek’s compensation or participated in the portions of the Compensation Committee meeting or in the meeting of the independent directors of the Board during which Mr. Ersek’s compensation was determined or ratified.

MARKET COMPARISON

For 2017, the Compensation Committee considered market pay practices when setting executive compensation, but did not target the specific compensation elements or total compensation against the market data. Instead, the committee used market data to assess the overall competitiveness and reasonableness of the Company’s executive compensation program.

While the Compensation Committee considers relevant market pay practices when setting executive compensation, it does not believe it appropriate to establish compensation levels based only on market practices. The Compensation Committee believes that compensation decisions are complex and require a deliberate review of Company performance and peer compensation levels. The factors that influence the amount of compensation awarded include:

●	Market competition for a particular position;
●	Experience and past performance inside or outside the Company;

●	Compensation history;
●	Role and responsibilities within the Company;
●	Tenure with the Company and associated institutional knowledge;
●	Long-term potential with the Company;
●	Contributions derived from creative and innovative thinking and leadership;
●	Money transfer or financial services industry expertise;
●	Past and future performance objectives; and
●	Value of the position within the Company.

As further discussed below, the committee considered market data from both an executive compensation peer group and a general industry compensation survey, but did not assign a specific weight to either data source.

2018 Proxy Statement	|	37

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes that the Company’s executive compensation peer group should reflect the markets in which the Company competes for business, executive talent and capital. Accordingly, the Company’s peer group includes companies meeting either of the following criteria:

●	Global brands providing virtual products or services; or
●	Companies involved with payment and/or processing services.

The executive compensation peer group used for evaluating 2017 compensation decisions consisted of the companies below. In 2016, in connection with its ongoing review of the Company’s peer group and after considering the input of the Compensation Consultant, the Compensation Committee replaced eBay Inc. with PayPal Holdings, Inc. and added Vantiv, Inc. in order to more closely align the peer group with the types of services provided by the Company. These changes were first effective with respect to evaluating 2017 executive compensation decisions. The Compensation Consultant compiled compensation information from the peer group based on the publicly filed documents of each member of the peer group.

PEER GROUP	2016 REVENUES* (IN MILLIONS)	2016 OP INCOME* (IN MILLIONS)	EMPLOYEES (AS OF 12/31/16)	MARKET CAP (AS OF 12/31/16) (IN MILLIONS)
ADP	$11,668	$2,248	57,000	$46,372
Ameriprise Financial	$11,768	$2,529	13,000	$17,534
Charles Schwab	$7,108	$2,725	15,300	$52,324
CME Group	$3,496	$2,172	2,530	$39,144
Comerica	$2,552	$743	9,103	$11,733
Discover	$7,181	$3,691	15,036	$28,432
Fidelity National Info	$8,670	$1,417	55,000	$24,827
Fiserv	$5,442	$1,399	22,000	$23,069
Global Payments	$3,089	$490	8,995	$10,668
Intuit	$4,694	$1,242	7,900	$29,417
MoneyGram	$1,695	$82	2,820	$628
NASDAQ OMX	$3,597	$980	3,824	$11,088
Northern Trust	$4,904	$1,548	16,200	$20,164
PayPal	$10,417	$1,536	16,800	$47,626
State Street	$10,206	$2,976	32,356	$29,979
Total Systems Services	$3,755	$602	10,500	$9,013
Vantiv	$3,476	$547	3,313	$9,604
75th Percentile	$8,670	$2,248	16,800	$29,979
Median	$4,904	$1,417	13,000	$23,069
25th Percentile	$3,496	$743	7,900	$11,088
Western Union	$5,423	$484	10,700	$10,531

*

All data was compiled by the Compensation Consultant who obtained peer company financial market intelligence from Capital IQ Compustat. The data generally represents revenue and operating income for the most recent four quarters available to the Compensation Consultant at the time the Compensation Consultant compiled the data in January 2017. Other than for the Company, operating income may reflect measures not in conformity with GAAP.

The Compensation Committee also used a general industry compensation survey in evaluating executive pay. Survey data provides a broader perspective on market practices. For the 2017 compensation review, the Compensation Consultant compiled compensation data from a general industry compensation survey provided by Willis Towers Watson (which included data from companies with annual revenues between $3 billion and $6 billion).

Use of Tally Sheets

The Compensation Committee reviews tally sheets that present historical and current compensation data, valuations of future equity vesting, value of option exercises in the past five years, as well as analyses for hypothetical terminations and retirements to allow the Compensation Committee to consider the Company’s obligations under such circumstances. The tally sheets provide additional context for the committee in determining and assessing NEO compensation.

38	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

THE WESTERN UNION 2017 EXECUTIVE COMPENSATION PROGRAM

Pay-For-Performance and At-Risk Compensation

The principal components of the Company’s 2017 annual executive compensation program were annual base salary, annual incentive awards, and long-term incentive awards in the form of PSUs, stock options (for the CEO) and RSUs (for participants other than the CEO). The Compensation Committee designed the 2017 executive compensation program so that performance-based pay elements (Annual Incentive Plan awards, PSUs and, if applicable, stock options) would constitute a significant portion of the executive compensation awarded, determined at target levels. The following charts illustrate the mix of the targeted annual compensation for the CEO and the average targeted annual compensation for the other NEOs, and the portion of that compensation that is performance-based and/or at-risk. For purposes of these charts, the percentage of targeted annual compensation was determined based on the annual base salary and target incentive opportunities applicable to the NEO as of December 31, 2017.

CEO 2017 TOTAL DIRECT COMPENSATION

NEO 2017
TOTAL DIRECT COMPENSATION

Since a significant portion of the compensation of our NEOs is performance-based and/or at-risk, we are providing the following supplemental table to compare the compensation granted to our NEOs, as required to be reported by SEC rules in the 2017 Summary Compensation Table, to the compensation “realizable” by such NEOs for the 2015 to 2017 fiscal years. While the manner for reporting equity compensation as “realizable” compensation differs from the SEC rules relating to the reporting of compensation in the 2017 Summary Compensation Table, we believe this table serves as a useful supplement to the 2017 Summary Compensation Table. The 2017 Realizable Compensation Table and the total “realizable” compensation reported in the table provides supplemental information regarding the compensation paid to the NEOs and should not be viewed as a substitute for the 2017 Summary Compensation Table.

We believe the “realizable” compensation shown is reflective of the Compensation Committee’s emphasis on “pay-for-performance” in that differences between “realizable” pay and total reported compensation, as well as fluctuations year-over-year are primarily the result of our stock performance and our varying levels of achievement against pre-established performance goals under our Annual Incentive Plan and Long-Term Incentive Plan.

2018 Proxy Statement	|	39

COMPENSATION DISCUSSION AND ANALYSIS

2017 REALIZABLE COMPENSATION TABLE

NAME	YEAR	PROXY REPORTED COMPENSATION ($000)(1)	TOTAL REALIZABLE COMPENSATION ($000)(2)	REALIZABLE AS A % OF REPORTED
Hikmet Ersek	2017	9,726.4	9,422.3	97%
	2016	9,285.5	8,350.3	90%
	2015	8,569.8	8,187.0	96%
Rajesh K. Agrawal	2017	3,252.5	3,623.6	111%
	2016	3,163.3	3,215.3	102%
	2015	2,634.5	2,224.4	84%
Odilon Almeida	2017	3,061.5	3,395.5	111%
	2016	2,474.1	2,406.7	97%
	2015	2,450.3	2,207.1	90%
Elizabeth G. Chambers	2017	2,267.2	2,489.8	110%
	2016	2,344.0	2,381.8	102%
	2015	N/A	N/A	N/A
Jean Claude Farah	2017	2,164.7	2,359.6	109%
	2016	N/A	N/A	N/A
	2015	N/A	N/A	N/A

Footnotes:

(1)	As reported in the Total column of the 2017 Summary Compensation Table.

(2)

Amounts reported in the calculation of total realizable compensation include (a) annualized base salary, (b) actual bonus payments made to each eligible executive with respect to each of the years shown under the Company’s Annual Incentive Plan, (c) the value realized from the exercise of stock options and for unexercised stock options, the difference between the exercise price and the closing stock price on the last trading day of 2017, each reported in the year granted, (d) the value realized upon vesting of RSUs or PSUs and the value of unvested RSUs or PSUs based on the closing stock price on the last trading day of 2017, each reported in the year granted, and (e) amounts reported in the All Other Compensation Table for the respective years. For purposes of this table, the value of the TSR PSUs is based on target performance since the TSR PSUs vest based on the Company’s TSR at the end of the three-year performance period compared to the Company’s TSR at the beginning of the performance period. The Financial PSUs are valued for purposes of this table based on estimated performance as of December 31, 2017. For the 2015-2017 performance period, TSR was at the 34th percentile of the S&P 500 index. As a result, the payout for the 2015 TSR PSUs was 57% of target.

ELEMENTS OF 2017 EXECUTIVE COMPENSATION PROGRAM

The following table lists the material elements of the Company’s 2017 executive compensation program for the Company’s NEOs. The committee believes that the design of the Company’s executive compensation program balances fixed and variable compensation elements, provides alignment with the Company’s short and long-term financial and strategic priorities through the annual and long-term incentive programs, and provides alignment with stockholder interests.

ELEMENT	KEY CHARACTERISTICS	WHY WE PAY THIS ELEMENT	HOW WE DETERMINE AMOUNT
Base salary	Fixed compensation component payable in cash. Reviewed annually and adjusted when appropriate.	Establish a pay foundation at competitive levels to attract and retain talented executives.	Experience, job scope, responsibilities, market data, internal equity, and individual performance.

40	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

ELEMENT	KEY CHARACTERISTICS	WHY WE PAY THIS ELEMENT	HOW WE DETERMINE AMOUNT
Annual incentive awards	Variable compensation component payable in cash based on performance against annually established performance objectives.

Motivate and reward executives for performance on key financial, strategic and/or individual performance goals over the year.

Hold our executives accountable, with payouts varying from target based on actual performance against pre-established and communicated performance goals.

Internal pay equity, market practice and corporate and individual performance.

Participants are eligible to receive a cash payout ranging from 0% to 150% of target based on the achievement of financial and strategic goals.

Payouts for participants other than the CEO are subject to a +/- 25% modifier based on individual performance with respect to personalized objectives, including business unit goals.

PSUs	PSUs vest based on the Company’s achievement of financial performance objectives and the Company’s relative TSR performance.

Align the interests of executives with those of our stockholders by focusing the executives on the Company’s financial and TSR performance over a multi-year period.

Hold our executives accountable, with payouts varying from target based on actual performance against pre-established and communicated performance goals.

Internal pay equity, market practice and individual performance.

Financial PSUs: Payout based on revenue and operating income growth over 2017-2019 performance period.

TSR PSUs: Payout based on the Company’s TSR performance relative to the S&P 500 Index over 2017-2019 performance period.

Stock options	Non-qualified stock options granted with an exercise price equal to fair market value on the date of grant that expire 10 years after grant and become exercisable in 25% annual increments over a four-year vesting period.	Align interests of the CEO with those of our stockholders by focusing the executive on long-term objectives over a multi-year period, including stock price appreciation.	Internal pay equity, market practice and individual performance.
RSUs	RSUs cliff vest on the third anniversary of the date of grant based on continued service during vesting period.

Competitive with market practices in order to attract and retain top executive talent.

Align the interests of executives with those of our stockholders by focusing the executives on long-term objectives over a multi-year vesting period, with the value of the award fluctuating based on stock price performance.

Internal pay equity, market practice and individual performance.

2018 Proxy Statement	|	41

COMPENSATION DISCUSSION AND ANALYSIS

Each of Western Union’s 2017 executive compensation program elements is described in further detail below.

Base Salary

Our philosophy is that base salaries should meet the objectives of attracting and retaining the executives needed to lead the business. Base salary is a fixed compensation component payable in cash. In February 2017, Messrs. Agrawal, Almeida and Farah received base salary increases of 4%, 6% and 9%, respectively, in order to further align their total compensation levels with the market data and, in the case of Mr. Farah, to reflect his global scope and responsibility within the Company. None of our other NEOs received a salary increase during 2017.

The following table sets forth each NEO’s 2017 base salary level:

EXECUTIVE	2017 BASE SALARY ($000)
Hikmet Ersek	$1,000.0
Rajesh K. Agrawal	$590.0
Odilon Almeida	$650.0
Elizabeth G. Chambers	$535.0
Jean Claude Farah	$500.0

Annual Incentive Compensation

Our Annual Incentive Plan is designed to motivate and reward our NEOs for achieving short-term performance objectives. Compensation under the Annual Incentive Plan is intended to be a significant component of an executive’s total compensation opportunity in a given year, helping create a “pay-for-performance” culture. Annual Incentive Plan compensation holds executives accountable and rewards them based on the Company’s performance against pre-established objectives informed by the Company’s strategy. The Annual Incentive Plan was designed to provide annual incentive awards that qualify as “performance-based compensation” under Section 162(m) of the Code.

Target payout opportunities under the Annual Incentive Plan are expressed as a percentage of a participant’s annual base salary, with potential payouts ranging from 0% to 150% of target based on the achievement of pre-established financial and strategic goals. Because the committee believes that individual objectives are indicators of the executive’s success in fulfilling the executive’s responsibilities, the total payout under the Annual Incentive Plan for the NEOs other than the CEO is subject to a +/- 25% modifier based on the committee’s assessment of individual performance, including with respect to business unit goals. For 2017, the Compensation Committee did not change the target bonus opportunities, as a percentage of base salary, for the NEOs.

The Annual Incentive Plan is based on the achievement of financial and strategic goals weighted at 70% and 30%, respectively. As discussed further below, the weighting of the performance measures reflects the desire of the Compensation Committee to tie a significant portion of annual incentive compensation to performance measures that the committee believes are meaningful to and readily accessible by our investors, while at the same time, emphasizing strategic performance objectives that focus on the Company’s growth imperatives.

When the financial and strategic performance measures were established, and consistent with prior years, the committee determined that the effect of currency fluctuations, acquisitions and divestitures, restructuring, and other significant charges not included in the Company’s internal 2017 financial plan should be excluded from the payout calculations to more closely align payouts with the underlying operating performance of the business. Consistent with the Company’s historical practices, under this plan design, bonus targets and results are calculated using the prior year’s actual exchange rates to exclude the impact of currency fluctuations. Specifically, the 2017 Annual Incentive Plan targets were to be measured assuming no changes in the currency exchange rates from the 2016 currency exchange rates. In addition, when establishing the 2017 performance measures and targets, the committee elected to exclude charges incurred pursuant to the Company’s WU Way program, which is designed to transform the Company’s operating model to better enable accelerated innovation, improve customer experience, and drive cost efficiencies. The committee viewed these costs as significant expenses not indicative of the Company’s day-today performance.

Financial Performance Metrics. As it had in previous years, the Compensation Committee set the 2017 financial performance goals by establishing a grid based on the Company’s revenue and operating income. These performance measures were used in order to tie annual incentive compensation to measures of the Company’s financial performance that the committee deemed meaningful to and readily accessible by our investors.

The Compensation Committee established the performance goal grid and corresponding payout percentages based upon input from management regarding the Company’s expected performance in the upcoming year. The committee designed the grid to encourage strong, focused performance by our executives. The 2017 performance goal grid provided a payout of 100% of target if the Company achieved its

42	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

internal operating plan for operating income and revenue (revenue of approximately $5.6 billion and operating income of approximately $1.1 billion, each measured on a constant currency basis), with a maximum initial payout level of 150% of target if revenue and operating income grew by 4.5% and 4.2%, respectively, as compared to 2016 (with such payout further subject to the +/- 25% performance modifier for participants other than Mr. Ersek).

For 2017, the performance goal grid for revenue and operating income as well as a comparison to 2016 actual results and the 2017 achievement are set forth in the following table, which illustrates that in order to receive target payouts for both revenue and operating income, the Company had to achieve constant currency revenue and operating income growth of 2.5% and 1.2%, respectively, as compared to 2016 actual performance.

When establishing the 2017 operating income performance measure, the committee elected to exclude charges incurred pursuant to the Company’s WU Way program. Following the conclusion of 2017, the committee exercised discretion to exclude the following from 2017 results: (i) additional Joint Settlement Agreements costs, (ii) costs associated with a January 4, 2018 consent order, which resolved a matter with the New York State Department of Financial Services (“NYDFS Consent Order”) relating to facts set forth in the Joint Settlement Agreements, and (iii) a goodwill impairment relating to our Business Solutions reporting unit (the “WUBS Impairment). The committee viewed these 2017 costs as significant expenses not indicative of the Company’s day-to-day performance. The WUBS Impairment, which was primarily caused by a decrease in projected future revenue growth rates and EBITDA margins for Business Solutions and the impact of recently enacted United States tax reform legislation (the “Tax Act”), was a non-cash item and the impact of the reporting unit’s 2017 performance was already reflected in the Company’s overall results. Absent the exclusion of the additional Joint Settlement Agreement costs, the NYDFS Consent Order costs, and the WUBS Impairment, in 2017, overall achievement would have been 78% of target.

	2016 ACTUAL RESULTS*	2017 TARGET*	TARGET RANGE*	2017 ACTUAL RESULTS*	ACHIEVEMENT (%)
Total Revenue	$5,423M	$5,560M	$5,451M - $5,668M	$5,586M	112%
Operating Income	$1,085M	$1,118M	$1,085M - $1,151M	$1,144M	136%
Overall Achievement					119%

*

2017 target, target range and actual results shown at constant currency - calculated assuming no changes in the currency exchange rates from 2016 currency exchange rates. For comparative purposes, the 2016 Actual Results are calculated excluding the Joint Settlement Agreements.

Strategic Performance Objectives. Participants in the 2017 Annual Incentive Plan had 30% of their award opportunity tied to the achievement of performance objectives based upon the Company’s strategic operating plan, with a focus on the Company’s growth imperatives (as measured by digital money transfer revenue and digital money transfer sender customer experience, each weighted 10%) and compliance execution objectives (weighted 10%). Performance levels of the objectives were designed to be achievable, but required the coordinated, cross-functional focus and effort of the executives. Based on the achievement of the strategic performance objectives, the committee certified a payout equal to 107% of each NEO’s target allocated to the strategic performance objectives.

Individual Performance-Based Modifier. Other than for Mr. Ersek, a participant’s payout under the 2017 Annual Incentive Plan was subject to a +/- 25% modifier based on the committee’s assessment of individual and business unit performance. In making its assessment, the committee considered the recommendations of the CEO based on his review of the performance of each of the NEOs against the individual objectives established by the committee. The following table summarizes key performance indicators for each NEO under the 2017 Annual Incentive Plan, as approved by the Compensation Committee. In addition to the performance goals described below, each of these NEOs was also assessed based on contributions towards compliance initiatives, the Company’s WU Way program goals, employee engagement, and leadership.

Executive	Individual Performance Objectives
Rajesh K. Agrawal	Earnings per share and operating cash flow**
Odilon Almeida	Revenue, controllable profit, controllable margin, money transfer digital revenue, money transfer number of active loyal customers
Elizabeth G. Chambers	Advancement of Company’s strategic planning process and execution
Jean Claude Farah	Revenue, controllable profit, controllable margin, and payments customer retention

**

The committee exercised discretion to exclude from these performance results: (i) additional Joint Settlement Agreement costs, (ii) the NYDFS Consent Order costs, (iii) the WUBS Impairment, and (iv) taxes owed pursuant to the Tax Act primarily due to a tax on previously undistributed earnings of certain foreign subsidiaries. The committee viewed these costs as significant expenses not indicative of the Company’s day-to-day performance. Also, as discussed above, the WUBS Impairment was a non-cash item and the impact of Business Solutions’ 2017 performance was already reflected in the Company’s overall results.

2018 Proxy Statement	|	43

COMPENSATION DISCUSSION AND ANALYSIS

The committee believes the performance objectives established for each of the NEOs are indicators of the executive’s success in fulfilling the executive’s responsibilities to the Company and support the Company’s strategic operating plan. The committee also believes that including an assessment of contributions towards the Company’s compliance initiatives, the Company’s WU Way program goals and leadership in each of the NEO’s individual and business unit objectives reinforces these objectives as priorities throughout the organization. The performance levels of the individual and business unit objectives were designed to be achievable, but required strong and consistent performance by the executive.

As noted above, in 2017, the Company implemented evaluation criteria related to compliance in its executive bonus system so that each Company executive is evaluated on what the executive has done to ensure that the executive’s business or department is in compliance with applicable U.S. laws. A failing score in compliance, including anti-money laundering and anti-fraud programs, will make the executive ineligible for any bonus for that year. In addition, the 2017 award agreements under the Annual Incentive Plan included clawback provisions, specifically authorizing the clawback of annual incentive payments due to compliance failures. In early 2018, the Compensation Committee evaluated the performance of each of the NEOs with respect to compliance and determined that each of the NEOs remained eligible for a bonus with respect to 2017.

The following table sets forth each NEO’s 2017 target award opportunity expressed (i) as a percentage of 2017 base salary and (ii) in dollars and the annual incentive payouts received by each NEO.

EXECUTIVE	TARGET BONUS AS A % OF BASE SALARY	TARGET AWARD OPPORTUNITY ($000)	CORPORATE OBJECTIVES PAYOUT AT 119% OF TARGET ($000)	STRATEGIC OBJECTIVES PAYOUT AT 107% OF TARGET ($000)	+/- INDIVIDUAL PERFORMANCE MODIFIER	FINAL BONUS ($000)	FINAL BONUS AS A % OF TARGET
Hikmet Ersek	150%	$1,500.0	$1,249.5	$481.5	N/A	$1,731.0	115%
Rajesh K. Agrawal	100%	$590.0	$491.5	$189.4	15% modifier	$769.4	130%
Odilon Almeida	90%	$585.0	$487.3	$187.8	5% modifier	$704.3	120%
Elizabeth G. Chambers	90%	$481.5	$401.1	$154.6	0% modifier	$555.7	115%
Jean Claude Farah	90%	$450.0	$374.9	$144.4	0% modifier	$519.3	115%

Long-Term Incentive Compensation

The objectives for the long-term incentive awards were to:

●	Align the interests of our executives with the interests of our stockholders by focusing on objectives that result in stock price appreciation;
●	Increase cross-functional executive focus in the coming years on key performance metrics through Financial PSUs;
●	Amplify executive focus on stockholder returns through TSR PSUs; and
●	Retain the services of executives through multi-year vesting provisions.

The Company’s long-term incentive program allows the Compensation Committee to award various forms of long-term incentive grants, including stock options, RSUs, performance-based equity and performance-based cash awards. The Compensation Committee approves all equity grants made to our senior executives, with the equity grants made to the CEO ratified by the independent directors of the Board. When making regular annual equity grants, the Compensation Committee’s practice is to approve them during the first quarter of each year as part of the annual compensation review. Among the other factors listed in the table above regarding the material elements of the Company’s 2017 executive compensation program, the Compensation Committee also considers dilution of the Company’s outstanding shares when making equity grants.

2017 Annual Long-Term Incentive Awards.

In early 2017, the Compensation Committee granted the NEOs long-term incentive awards under the Long-Term Incentive Plan. In approving the 2017 long-term incentive awards, the committee approved increases to Messrs. Agrawal’s and Almeida’s target award values as compared to 2016, primarily to more closely align their total direct compensation with the median of the market data.

44	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth the target award value, as of the date of grant, of the 2017 long-term incentive award received by each NEO:

EXECUTIVE	TARGET GRANT VALUE ($000)
Hikmet Ersek	$7,000.0
Rajesh K. Agrawal	$2,000.0
Odilon Almeida	$1,800.0
Elizabeth G. Chambers	$1,200.0
Jean Claude Farah	$1,050.0

Once the target grant value is set for each NEO, the grant value is then allocated among PSUs, RSUs and stock options, as applicable. For 2017, no changes were made to the NEOs’ mix of long-term incentive awards from the previous year. The following chart illustrates the mix of 2017 long-term incentive awards granted to the NEOs other than Mr. Ersek.

NEO 2017 LONG-TERM INCENTIVE AWARDS

The committee believes that this mix continues to be appropriate based on market practices, as a tool to strengthen the Company’s ability to retain executive talent, and because it includes a variable compensation element as the value of RSUs fluctuates based on our stock price performance. The RSUs vest 100% on the third anniversary of the grant date.

For 2017, the committee maintained Mr. Ersek’s long-term incentive award allocation. The following chart illustrates the mix of 2017 long-term incentive awards granted to Mr. Ersek.

CEO 2017 LONG-TERM INCENTIVE AWARDS

The stock options further emphasized the achievement of long-term objectives and encourage long-term value creation as the stock options will only have value to Mr. Ersek if the Company’s stock price appreciates from the date of grant. The stock options vest in 25% annual increments over four years and have a 10-year term. The committee believes that the Company’s 2017 long-term incentive design supports retention and represents a balanced reflection of stockholder returns and financial performance.

Financial PSUs. The 2017 Financial PSU awards will vest if and only to the extent that specific performance goals for revenue and operating income are met during the performance period. The Compensation Committee utilized revenue and operating income as elements in both the Company’s Annual Incentive Plan and long-term incentive program. When designing the Company’s 2017 executive compensation program, the Compensation Committee evaluated a range of performance metrics for purposes of the Company’s incentive programs and considered input from management and the prior advice of Willis Towers Watson PLC. Based on such review, the Compensation Committee determined that because revenue and operating income continue to be viewed as core drivers of the Company’s performance and stockholder value creation, these measures remained appropriate for both the short-term and long-term incentive programs. In addition, the Compensation Committee continued its practice of supplementing these measures with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and stockholder returns over both the short-term and long-term horizons. As noted above, in 2018, the committee replaced the operating income growth performance metric under the Financial PSUs with an earnings before interest and taxes performance metric to further broaden the metrics under the annual and long-term incentive plans.

Similar to the Annual Incentive Plan, when the financial performance objectives were established for the Financial PSUs, the committee determined that the effect of currency fluctuations, acquisitions and divestitures, restructuring, and other significant charges not included in the Company’s internal financial plans should be excluded from the payout calculations. Consistent with the Company’s historical practices, under this plan design, the performance results for the Financial PSUs will be calculated using the prior year’s currency exchange rates.

2018 Proxy Statement	|	45

COMPENSATION DISCUSSION AND ANALYSIS

To motivate constant improvement over prior year results, the performance objectives under the 2017 Financial PSUs are based on targeted constant currency compound annual growth rates (“CAGR”) for revenue and operating income. At the beginning of the performance period, the committee established revenue and operating income CAGR goals for each year of the performance period, with each year weighted equally in the determination of the award payout but different weightings for the performance goals during the performance period. For the first year of the performance period, revenue was weighted 70% and operating income was weighted 30%, while each performance goal was weighted equally in years two and three. The committee approved this design in order to provide greater emphasis on revenue growth. Under the terms of the awards, as much as 150% of the targeted Financial PSUs may be earned based on the Company’s performance with respect to the revenue and operating income performance objectives over the three-year performance period. In order to receive a threshold payout under the award, the three-year CAGR for both revenue and operating income must be positive.

The performance objectives for payment of the 2017 Financial PSU awards and their respective weightings are set forth in the following table.

2017 FINANCIAL PSUs (PERFORMANCE PERIOD 2017-2019)
PERFORMANCE OBJECTIVES
Targeted CAGR for revenue (weighted 70%) and operating income (weighted 30%), comparing 2017 actual performance against 2016 actual performance (weighting 33-1/3%)
Targeted CAGR for revenue and operating income (each weighted 50%), comparing 2018 actual performance against 2017 actual performance (weighting 33-1/3%)
Targeted CAGR for revenue and operating income (each weighted 50%), comparing 2019 actual performance against 2018 actual performance (weighting 33-1/3%)

In order to obtain target payout with respect to the first year of the three-year performance period, the Company had to achieve a constant currency growth rate of 2.5% and 1.2% for revenue and operating income, respectively. Based on 2017 performance, the Company achieved revenue and operating income of approximately $5.6 billion and $1.1 billion, respectively, resulting in blended achievement with respect to the first year of the three-year performance period of 119% of target. Similar to the 2017 annual incentive payout calculations and pursuant to the underlying award agreements, when approving the performance goals, the Compensation Committee determined to exclude from the payout calculation charges incurred in connection with the

Joint Settlement Agreements and costs incurred in 2016 and 2017 related to the Company’s WU Way program since these costs were viewed as significant expenses not indicative of the Company’s day-to-day performance. This portion of the award remains subject to the requirement for a three-year positive CAGR in both revenue and operating income, as well as the participant’s continued service through the third anniversary of the grant date (February 2020).

The following table sets forth each NEO’s threshold, target and maximum award opportunity with respect to the 2017 Financial PSUs:

	2017 FINANCIAL PSU AWARD OPPORTUNITY
EXECUTIVE	THRESHOLD	TARGET	MAXIMUM
Hikmet Ersek	105,053	210,106	315,159
Rajesh K. Agrawal	30,288	60,576	90,864
Odilon Almeida	27,259	54,518	81,777
Elizabeth G. Chambers(1)	18,173	36,346	54,519
Jean Claude Farah	15,902	31,803	47,705

(1)	In connection with her separation from the Company, Ms. Chambers forfeited her 2017 Financial PSUs.

TSR PSUs. In 2017, the Company continued to grant TSR PSUs to enhance focus on stockholder returns. These TSR PSUs require the Company to achieve 60th percentile relative TSR performance versus the S&P 500 Index over a three-year performance period in order to earn target payout, with 30th percentile relative TSR performance resulting in threshold payout and 90th percentile relative TSR performance resulting in maximum payout.

This portion of the award is also subject to the participant’s continued service through the third anniversary of the grant date (February 2020).

46	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth each NEO’s threshold, target and maximum award opportunities with respect to the 2017 TSR PSUs:

	2017 TSR PSU AWARD OPPORTUNITY
EXECUTIVE	THRESHOLD	TARGET	MAXIMUM
Hikmet Ersek	53,764	107,527	161,291
Rajesh K. Agrawal	15,937	31,873	47,810
Odilon Almeida	14,343	28,686	43,029
Elizabeth G. Chambers(1)	9,562	19,124	28,686
Jean Claude Farah	8,367	16,734	25,101

(1)	In connection with her separation from the Company, Ms. Chambers forfeited her 2017 TSR PSUs.

2015 PSU Awards. Under the terms of the 2015 PSUs, 2017 represented the final year of the three-year performance periods for the 2015 Financial PSUs and the 2015 TSR PSUs. The 2015 Financial PSUs vested based on the extent to which the Company’s CAGR for revenue and operating income (each weighted 50%), met certain performance goals based on each performance year’s actual performance as compared to the prior year, as well as a three-year positive CAGR in both revenue and operating income. The 2015 TSR PSUs vested based on the Company’s achievement of relative TSR performance versus the S&P 500 Index over a three-year performance period.

The 2015 Financial PSU and 2015 TSR PSU performance objectives and the achievement levels are set forth in the tables below. While the performance periods for the 2015 PSUs concluded as of December 31, 2017, these awards remained subject to service-based vesting conditions until the third anniversary of the grant date (February 2018). Pursuant to the terms of the underlying award agreements, the Compensation Committee excluded from the 2015 Financial PSU payout calculations charges incurred pursuant to the Joint Settlement Agreements and the NYDFS Consent Order after considering (i) the Department of Justice’s statement of facts which noted that, since at least September 2012, the Company took remedial measures and implemented compliance enhancements to improve its anti-fraud and anti-money laundering programs and that these remedial measures and compliance enhancements were taken at the direction of the CEO, among others, and reflect their ongoing commitment to enhancing compliance policies and procedures, (ii) over the past six years, the Company increased overall compliance funding by more than 200%, and now spends approximately $200 million per year on compliance, with more than 20% of its workforce currently dedicated to compliance functions, (iii) that the comprehensive improvements by the Company have added more employees with law enforcement and regulatory expertise, strengthened its consumer education and agent training, bolstered its technology-driven controls and changed its governance structure so that its CCO has a direct reporting line to the Compliance Committee of the Board, (iv) the incidence of consumer fraud reports associated with the Company’s money transfers has been low – less than one-tenth of 1% of all consumer-to-consumer money transfer transactions during the past 10 years, (v) over the last six years, the dollar value of reported fraud in consumer-to-consumer transactions, compared with the total value of all transactions, has dropped more than 60%, and (vi) the conduct at issue mainly occurred from 2004 to 2012. In addition, the committee excluded from the payout calculations costs incurred in connection with (i) the 2015 Paymap Settlement Agreement, (ii) the WU Way program in 2016 and 2017, and (iii) the WUBS Impairment. The committee viewed these costs as significant expenses not indicative of the Company’s day-to-day performance. The WUBS Impairment, which was primarily caused by a decrease in projected future revenue growth rates and EBITDA margins for Business Solutions and the impact of the Tax Act, was a non-cash item and the impact of the reporting unit’s 2015-2017 performance was already reflected in the Company’s overall results. Absent the exclusion of these items, the overall attainment level would have been 79% of target.

The committee also reviewed the Company’s clawback policies and considered whether any reductions in the 2015 Financial PSU vesting levels were warranted under such clawback policies in light of the Joint Settlement Agreements or the NYDFS Consent Order or due to compliance concerns. The committee determined that the clawback policies did not require a clawback of the vesting levels of the 2015 PSUs.

2018 Proxy Statement	|	47

COMPENSATION DISCUSSION AND ANALYSIS
2015 FINANCIAL PSUs (PERFORMANCE PERIOD 2015-2017)
PERFORMANCE OBJECTIVES	2015 FINANCIAL PSU PERFORMANCE GOALS	ACTUAL PERFORMANCE*
Targeted annual constant currency growth rate for revenue and operating income (each weighted 50%), comparing 2015 actual performance against 2014 actual performance (weighting 33-1/3%)	Revenue growth rate: 2.1% Operating income growth rate: 3.6%	Revenue growth rate = 124% achievement Operating income growth rate = 110% achievement
Targeted annual constant currency growth rate for revenue and operating income (each weighted 50%), comparing 2016 actual performance against 2015 actual performance (weighting 33-1/3%)	Revenue growth rate: 3.6% Operating income growth rate: 4.6%	Revenue growth rate = 87% achievement Operating income growth rate = 96% achievement
Targeted annual constant currency growth rate for revenue and operating income (each weighted 50%), comparing 2017 actual performance against 2016 actual performance (weighting 33-1/3%)	Revenue growth rate: 4.8% Operating income growth rate: 5.7%	Revenue growth rate = 76% achievement Operating income growth rate = 70% achievement
Overall Attainment Level 94%

*	At constant currency - calculated assuming no changes in the currency exchange rates from the prior year’s currency exchange rates.

2015 TSR PSUs (PERFORMANCE PERIOD 2015-2017)
PERFORMANCE GOALS
PERFORMANCE OBJECTIVE	THRESHOLD	TARGET	MAXIMUM	ACTUAL PERFORMANCE
TSR relative to S&P 500 Index*	30th percentile	60th percentile	90th percentile	34th percentile
Overall Attainment Level 57%

*

Relative TSR performance for purposes of the 2015 TSR PSUs was calculated based on the terms of the 2015 PSU award agreement, which requires using a beginning stock price calculated as the average company closing stock price for all trading days during December 2014 and an ending stock price calculated as the average company closing stock price for all trading days during December 2017. In determining the TSR for the companies in the S&P 500 Index, the companies comprising the Index on December 31, 2017 were used.

Other Elements of Compensation

To remain competitive with other employers and to attract, retain, and motivate highly talented executives and other employees, we provide the benefits listed in the following table to our United States-based employees:

BENEFIT OR PERQUISITE	NAMED EXECUTIVE OFFICERS	OTHER OFFICERS AND KEY EMPLOYEES	ALL FULL-TIME AND REGULAR PART-TIME EMPLOYEES
401(k) Plan	✓	✓	✓
Supplemental Incentive Savings Plan (a nonqualified defined contribution plan)	✓	✓
Severance and Change-in-Control Benefits (Double-Trigger)	✓	✓	✓
Health and Welfare Benefits	✓	✓	✓
Limited Perquisites	✓	✓

Severance and Change-in-Control Benefits. The Company has an executive severance policy for our executive officers. The policy helps accomplish the Company’s compensation philosophy of attracting and retaining exemplary talent. The committee believes it appropriate to provide executives with the rewards and protections afforded by the Executive Severance Policy. The policy reduces the need to negotiate individual severance arrangements with departing executives and protects our executives from termination for circumstances not of their doing. The committee also believes the policy promotes management independence and helps retain, stabilize, and focus the executive officers in the event of a change-in-control. In the event of a change-in-control, the policy’s severance benefits are payable only upon a “double trigger.” This means that severance benefits are triggered only when an eligible executive is involuntarily terminated (other than for cause, death, or disability), or terminates his or her own employment voluntarily for “good reason” (including

48	|	The Western Union Company

COMPENSATION DISCUSSION AND ANALYSIS

a material reduction in title or position, reduction in base salary or bonus opportunity or an increase in the executive’s commute to his or her current principal working location of more than 50 miles without consent) within 24 months after the date of a change-in-control. Severance benefits under the policy are conditioned upon the executive executing an agreement and release which includes, among other things, non-competition and non-solicitation restrictive covenants and a release of claims against the Company. Upon her January 2018 departure from the Company, Ms. Chambers became eligible for benefits under the terms of the Executive Severance Policy.

In addition, the Executive Severance Policy prohibits excise tax gross-up payments on change-in-control benefits for those individuals who became executives of the Company after April 2009. Mr. Ersek is the only Company employee who remains eligible for these excise tax gross-up payments because he became an executive of the Company prior to 2009.

As noted below, Mr. Farah is subject to an employment agreement, which is a customary practice for executives located in Dubai. Under the terms of Mr. Farah’s employment agreement, he is required to receive three months’ notice of termination of employment or, in lieu of such notice, three months of pay. In addition, Mr. Farah is also eligible for statutory severance amounts in accordance with local law. Any amounts due to Mr. Farah under the Executive Severance Policy will be reduced by any severance paid under the terms of his employment agreement or as required by local law.

Please see the “Executive Compensation—Potential Payments Upon Termination or Change-in-Control” section of this Proxy Statement for further information regarding the Executive Severance Policy, including amounts received by Ms. Chambers in connection with her departure, and the treatment of awards upon qualifying termination events or a change-in-control.

Retirement Savings Plans. The Company executives on United States payroll are eligible for retirement benefits through a qualified defined contribution 401(k) plan, the Incentive Savings Plan, and a nonqualified defined contribution plan, the Supplemental Incentive Savings Plan (“SISP”). The SISP provides a vehicle for additional deferred compensation with matching contributions from the Company. We maintain the Incentive Savings Plan and the SISP to encourage our employees to save some percentage of their cash compensation for their eventual retirement. Mr. Ersek participates in the qualified defined contribution retirement plan made available to eligible employees in Austria. The committee believes that these types of savings plans are consistent with competitive pay practices, and are an important element in attracting and retaining talent in a competitive market. Please see the 2017 Nonqualified Deferred Compensation Table in the “Executive Compensation” section of this Proxy Statement for further information regarding Western Union’s retirement savings plans.

Benefits and Perquisites. The Company’s global benefit philosophy for employees, including executives, is to provide a package of benefits consistent with local practices and competitive within individual markets. While employed with the Company, each of our NEOs participates in the health and welfare benefit plans and fringe benefit programs generally available to all other Company employees in the individual market in which they are located. For example, Mr. Farah resides in Dubai where is it customary to provide certain fringe benefits, including annual housing, education, transportation, health and wellness and technology allowances.

The Company provided its NEOs with limited, yet competitive perquisites and other personal benefits that the Compensation Committee believes are consistent with the Company’s philosophy of attracting and retaining exemplary executive talent and, in some cases, such as the annual physical examination, the Company provides such personal benefits because the committee believes they are in the interests of the Company and its stockholders. The committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. Please see the “2017 All Other Compensation Table” in the “Executive Compensation section of this Proxy Statement for further information regarding benefits and perquisites received by our NEOs in 2017.

Employment Arrangements. The Company generally executes an offer of employment before an executive joins the Company. This offer describes the basic terms of the executive’s employment, including his or her start date, starting salary, bonus target and long-term incentive award target. The terms of the executive’s employment are based thereafter on sustained good performance rather than contractual terms, and the Company’s policies, such as the Executive Severance Policy, will apply as warranted.

Under certain circumstances, the Compensation Committee recognizes that special arrangements with respect to an executive’s employment may be necessary or desirable. For example, Mr. Ersek, the Company, and a subsidiary of the Company entered into agreements in November 2009 relating to his 2009 promotion to Chief Operating Officer, which were amended effective September 2010 to reflect his 2010 promotion to President and CEO. Employment contracts are a competitive market practice in Austria where Mr. Ersek resided at the time he assumed his position as Chief Operating Officer and the Compensation Committee believes the terms of his agreements are consistent with those for similarly situated executives in Austria. Additionally, Mr. Farah and a subsidiary of the Company entered into an employment contract in June 2008 with respect to Mr. Farah’s employment with the Company. Employment contracts are a competitive market practice in Dubai where Mr. Farah resides, and the Compensation Committee believes the terms of his contract are consistent with those for similarly situated executives in Dubai. Please see the “Executive Compensation—Narrative to Summary Compensation Table and Grants of Plan-Based

2018 Proxy Statement	|	49

COMPENSATION DISCUSSION AND ANALYSIS

Awards Table—Employment Arrangements” section of this Proxy Statement for a description of the material terms of the employment agreements with Messrs. Ersek and Farah.

Stock Ownership Guidelines

To align our executives’ interests with those of our stockholders and to assure that our executives own meaningful levels of Company stock throughout their tenures with the Company, the Compensation Committee established stock ownership guidelines that require each of the NEOs to own Company Common Stock worth a multiple of base salary. Under the stock ownership guidelines, the executives must retain, until the required ownership guideline levels have been achieved and thereafter if required to maintain the required ownership levels, at least 50% of after-tax shares resulting from the vesting of restricted stock and RSUs, including PSUs. The chart below shows the salary multiple guidelines and the equity holdings that count towards the requirement as of March 20, 2018. Each continuing NEO has met, or is progressing towards meeting, his or her respective ownership guideline.

EXECUTIVE	GUIDELINE	STATUS
Hikmet Ersek	6x salary	Meets guideline
Rajesh K. Agrawal	3x salary	Meets guideline
Odilon Almeida	3x salary	Meets guideline
Jean Claude Farah	3x salary	Meets guideline

WHAT COUNTS TOWARD	WHAT DOES NOT COUNT
THE GUIDELINE	TOWARD THE GUIDELINE
✓ Company securities owned personally	✗ Stock options
✓ Shares held in any Company benefit plan	✗ PSUs
✓ After-tax value of service-based restricted stock awards and RSUs

Prohibition Against Pledging and Hedging of the Company’s Securities

The Company’s insider trading policy prohibits the Company’s executive officers and directors from pledging the Company’s securities or engaging in hedging or short-term speculative trading of the Company’s securities, including, without limitation, short sales or put or call options involving the Company’s securities.

Clawback Policies

The Board adopted a clawback policy in 2009. Under the policy, the Company may, in the Board’s discretion and subject to applicable law, recover incentive compensation paid to an executive officer of the Company (defined as an individual subject to Section 16 of the Exchange Act, at the time the incentive compensation was received by or paid to the officer) if the compensation resulted from any financial result or performance metric impacted by the executive officer’s misconduct or fraud. The Board is monitoring this policy to ensure that it is consistent with applicable laws, including any requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

In addition, in 2017, pursuant to the Joint Settlement Agreements discussed above, the Board adopted a compliance clawback policy that allows the Company, in the Board’s discretion and subject to applicable laws, to “claw back” incentive compensation to covered executives (defined as a person serving or who served as the Company’s CCO at the time of the conduct and any other person serving or who served at the time of the conduct as an officer of the Company subject to the reporting requirements of Section 16 of the Exchange Act) for conduct occurring after January 19, 2017 that is later determined to have contributed to material compliance failures resulting in a failure to comply with applicable laws or regulations. Under this policy, if the Board determines that incentive compensation is subject to the compliance clawback policy, the Company, subject to the direction of the Board, has broad discretion to effect recovery of such amounts, including requiring a cash payment, canceling outstanding or deferred awards, reducing future compensation or other appropriate means.

Tax Implications of Executive Compensation Program

Under Section 162(m) of the Code, compensation paid to the CEO and certain other executive officers of the Company over $1 million for any year is generally not deductible for United States income tax purposes. Historically, performance-based compensation has been exempt from the deduction limit, however, if certain requirements were met. With the enactment of the Tax Act, the performance-based compensation exemption under Section 162(m) has been eliminated except with respect to certain grandfathered arrangements. The Compensation Committee has historically sought to structure compensation to take advantage of the performance-based compensation exemption under Section 162(m) to the extent practicable, while satisfying the Company’s compensation policies and objectives. Tax deductibility will continue to be one of many factors the Compensation Committee considers when designing an executive compensation program that enables the Company to continue to attract, retain, and motivate highly-qualified executives.

50	|	The Western Union Company

EXECUTIVE COMPENSATION

The following table contains compensation information for our NEOs for the fiscal year ended December 31, 2017 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal years ended December 31, 2016 and December 31, 2015.

2017 SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($000)(1)	BONUS ($000)	STOCK AWARDS ($000)(2)	OPTION AWARDS ($000)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($000)(3)	CHANGE IN PENSION VALUE AND NON- QUALIFIED DEFERRED COMPENSATION EARNINGS ($000)	ALL OTHER COMPENSATION ($000)(4)	TOTAL ($000)
Hikmet Ersek(5) President and Chief Executive Officer	2017	1,000.0	—	5,181.9	1,400.0	1,731.0	—	413.5	9,726.4
	2016	1,000.0	—	5,179.8	1,400.0	1,392.0	—	313.7	9,285.5

	2015	1,000.0	—	4,480.6	1,200.0	1,767.0	—	122.2	8,569.8
Rajesh K. Agrawal EVP and Chief Financial Officer	2017	590.0	—	1,839.3	—	769.4	—	53.8	3,252.5
	2016	566.5	—	1,518.1	—	554.0	—	524.7	3,163.3

	2015	563.8	—	1,120.1	300.0	603.7	—	46.9	2,634.5
Odilon Almeida EVP, President — Global Money Transfer	2017	650.0	—	1,655.3	—	704.3	—	51.9	3,061.5
	2016	612.0	—	1,242.1	—	566.2	—	53.8	2,474.1

	2015	610.0	—	896.1	240.0	652.1	—	52.1	2,450.3
Elizabeth G. Chambers Former EVP, Chief Strategy, Product and Marketing Officer	2017	535.0	—	1,103.6	—	555.7	—	72.9	2,267.2
	2016	535.0	—	1,104.1	—	446.8	—	258.1	2,344.0
	2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Jean Claude Farah(6) EVP, President – Global Payments	2017	500.0	—	965.6	—	519.3	—	179.8	2,164.7
	2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
	2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Footnotes:

(1)	Except with respect to salary adjustments in connection with promotions, salary adjustments are effective as of March of each reporting year.

(2)

The amounts reported in these columns for 2017 represent the annual equity grants to the NEOs under the Long-Term Incentive Plan. The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The amounts included in the Stock Awards column for the PSUs granted during 2017 are calculated based on the probable satisfaction of the performance conditions for such awards as of the date of grant. Assuming the highest level of performance is achieved for the Financial PSUs, the maximum value of the 2017 Financial PSUs would be as follows: Mr. Ersek—$5,672.9; Mr. Agrawal—$1,619.2; Mr. Almeida—$1,457.3; Ms. Chambers—$971.5; and Mr. Farah—$850.1. Under FASB ASC Topic 718, the vesting condition related to the TSR PSUs is considered a market condition and not a performance condition. Accordingly, there is no grant date fair value below or in excess of the amount reflected in the table above for the NEOs that could be calculated and disclosed based on achievement of the underlying market condition. In connection with her separation from the Company, Ms. Chambers will forfeit her 2017 equity awards under the Long-Term Incentive Plan. See Note 16 to the Consolidated Financial Statements included in our Annual Reports on Form 10-K for the years ended December 31, 2017, 2016, and 2015, respectively, for a discussion of the relevant assumptions used in calculating the amounts reported for the applicable year.

(3)	For 2017, the amounts reflect the actual cash bonus received under the Annual Incentive Plan.

(4)	Amounts included in this column for 2017 are set forth by category in the 2017 All Other Compensation Table below.

2018 Proxy Statement	|	51

EXECUTIVE COMPENSATION

(5)

For 2017, Mr. Ersek’s salary is denominated in United States dollars but is paid to or on behalf of Mr. Ersek in euros, based on a conversion rate determined prior to payment each quarter. Contributions made to the Austrian retirement plan on behalf of Mr. Ersek are denominated in euros and converted to United States dollars for disclosure in the proxy. The conversion rates .956572, .93362, .895095, and .837942 were applied for quarters one, two, three and four, respectively.

(6)

For 2017, Mr. Farah’s salary is denominated in United States dollars but is paid to or on behalf of Mr. Farah in Emirati dirham, based on a conversion rate that was determined for 2017 and each calendar quarter. The conversion rates 0.2722698, 0.272261949, 0.272257987 and 0.27226387 were applied for quarters one, two, three, and four respectively. Contributions made to the CFE retirement fund on behalf of Mr. Farah are denominated in euros and converted to United States dollars for disclosure in the proxy. The conversion rates .956572, .93362, .895095, and .837942 were applied for quarters one, two, three and four, respectively.

2017 ALL OTHER COMPENSATION TABLE

NAME	PERQUISITES & OTHER PERSONAL BENEFITS ($000)(1)	TAX REIMBURSEMENTS ($000)	COMPANY CONTRIBUTIONS TO DEFINED CONTRIBUTION PLANS ($000)(2)	INSURANCE PREMIUMS ($000)	TOTAL ($000)
Hikmet Ersek	317.9	—	75.4	20.2	413.5
Rajesh K. Agrawal	5.8	1.0(3)	45.6	1.4	53.8
Odilon Almeida	0.4	0.2	48.4	2.9	51.9
Elizabeth G. Chambers	30.6	0.5(4)	39.3	2.5	72.9
Jean Claude Farah	155.5	—	7.7	16.6	179.8

Footnotes:

(1)

Amounts shown in this column for Mr. Ersek include the incremental cost or valuation of personal jet usage ($274,888), car service/allowances, sporting event tickets and executive security costs. Following a comprehensive security assessment conducted by an independent security firm, the Board of Directors advised Mr. Ersek to utilize the Company’s leased aircraft for personal travel at the Company’s expense. Those personal travel expenses reported in this column were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid directly to the third-party vendor from which the Company leases corporate aircraft. For Ms. Chambers, the amounts in this column include relocation expenses of $29,763. These relocation expenses were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or the NEO, as applicable. For Mr. Farah, the amounts in this column include housing ($108,904), education, health and wellness, and transportation allowances, home internet services, and annual plane tickets to Mr. Farah’s home country for Mr. Farah and his dependents.

(2)

Amounts shown in this column represent contributions made by the Company on behalf of each of the NEOs, except for Messrs. Ersek and Farah, to the Company’s Incentive Savings Plan and/or the Supplemental Incentive Savings Plan, contributions made by the Company on behalf of Mr. Ersek to the Company’s defined contribution plan in Austria, the Victoria Volksbanken Pensionskassen AG, and contributions made by the Company on behalf of Mr. Farah to the Company’s retirement plan for employees located in Dubai, the CFE retirement fund.

(3)

This amount includes $1,000 paid to or on behalf of Mr. Agrawal in connection with his relocation from the United Kingdom to Colorado, which represents trailing tax liability with respect to equity awards granted to Mr. Agrawal when he lived in the United Kingdom.

(4)

This amount includes a tax gross-up for Ms. Chambers for relocation expenses. This benefit is generally available to employees asked to relocate as part of the Company’s relocation and immigration programs.

52	|	The Western Union Company

EXECUTIVE COMPENSATION

The following table summarizes awards made to our NEOs in 2017.

2017 GRANTS OF PLAN-BASED AWARDS TABLE

			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(2)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)(3)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($000)(4)
NAME	GRANT DATE	APPROVAL DATE	TARGET ($000)	MAXIMUM ($000)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Hikmet			1,500.0	2,250.0
Ersek
	2/22/17	2/21/17			105,053(5)	210,106(5)	315,159(5)				3,781.9
	2/22/17	2/21/17			53,764(6)	107,527(6)	161,291(6)				1,400.0
	2/22/17	2/21/17							414,202	$19.99	1,400.0
Rajesh K.			590.0	1,032.5
Agrawal
	2/21/17	2/21/17			30,288(5)	60,576(5)	90,864(5)				1,079.5
	2/21/17	2/21/17			15,937(6)	31,873(6)	47,810(6)				400.0
	2/21/17	2/21/17						20,192			359.8
Odilon			585.0	1,023.8
Almeida
	2/21/17	2/21/17			27,259(5)	54,518(5)	81,777(5)				971.5
	2/21/17	2/21/17			14,343(6)	28,686(6)	43,029(6)				360.0
	2/21/17	2/21/17						18,173			323.8
Elizabeth G.			481.5	842.6
Chambers
	2/21/17	2/21/17(7)			18,173(5)	36,346(5)	54,519(5)				647.7
	2/21/17	2/21/17(7)			9,562(6)	19,124(6)	28,686(6)				240.0
	2/21/17	2/21/17(7)						12,116			215.9
Jean Claude			450.0	787.5
Farah
	2/21/17	2/21/17			15,902(5)	31,803(5)	47,705(5)				566.7
	2/21/17	2/21/17			8,367(6)	16,734(6)	25,101(6)				210.0
	2/21/17	2/21/17						10,601			188.9

Footnotes:

(1)

These amounts consist of the target and maximum cash award levels set in 2017 under the Annual Incentive Plan. The amount actually paid to each NEO is included in the Non-Equity Incentive Plan Compensation column in the 2017 Summary Compensation Table. Please see “Compensation Discussion and Analysis” for further information regarding the Annual Incentive Plan.

(2)

This amount represents RSUs granted under the Long-Term Incentive Plan to the NEOs other than Mr. Ersek. The RSUs vest 100% on February 21, 2020, provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy. Please see “Compensation Discussion and Analysis” for further information regarding these restricted stock unit grants.

(3)

These amounts represent stock options granted under the Long-Term Incentive Plan to Mr. Ersek. These options vest in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that Mr. Ersek is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or award agreements under the Long-Term Incentive Plan. Please see “Compensation Discussion and Analysis” for further information regarding this award.

(4)

The amounts shown in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and, in the case of the PSUs, are based upon the probable outcome of the applicable performance conditions. See Note 16 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the relevant assumptions used in calculating the amounts.

2018 Proxy Statement	|	53

EXECUTIVE COMPENSATION

(5)

These amounts represent the threshold, target and maximum Financial PSUs granted under the Long-Term Incentive Plan. For actively employed executives, these Financial PSUs are scheduled to vest on February 21, 2020 (or, in the case of Mr. Ersek, February 22, 2020), subject to the achievement of threshold revenue and operating income performance goals. Please see “Compensation Discussion and Analysis” for further information regarding this award.

(6)

These amounts represent the threshold, target and maximum TSR PSUs granted under the Long-Term Incentive Plan. For actively employed executives, these TSR PSUs are scheduled to vest on February 21, 2020 (or, in the case of Mr. Ersek, February 22, 2020) based on the Company’s relative TSR performance versus the S&P 500 Index over a three-year performance period. See “Compensation Discussion and Analysis” for further information regarding this award.

(7)	In connection with her separation from the Company on January 1, 2018, Ms. Chambers forfeited her 2017 equity awards.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

EMPLOYMENT ARRANGEMENTS

As noted in the Compensation Discussion and Analysis, the Company generally executes an offer of employment prior to the time an executive joins the Company which describes the basic terms of the executive’s employment, including his or her start date, starting salary, bonus target, and long-term incentive award target. The terms of the executive’s employment are based thereafter on sustained good performance rather than contractual terms, and the Company’s policies, such as the Executive Severance Policy, will determine the benefits to be received by senior executives, including our NEOs, upon termination of employment from the Company. Please see the “—Potential Payments Upon Termination or Change-in-Control” section for a description of the policy.

As noted in the Compensation Discussion and Analysis, under certain circumstances, the Compensation Committee recognizes that special arrangements with respect to an executive’s employment may be necessary or desirable. Accordingly, during 2017, Messrs. Ersek and Farah were party to employment agreements, which reflects competitive practices in the employment locations of Messrs. Ersek and Farah at the time the agreements became effective. The terms of Messrs. Ersek and Farah’s employment agreements provide for (i) eligibility to participate in an annual incentive program and Long-Term Incentive Plan and (ii) eligibility to participate in retirement, health, and welfare benefit programs on the same basis as similarly situated employees in Austria and Dubai, respectively. Messrs. Ersek and Farah’s employment agreements also include non-competition, non-solicitation, and confidentiality provisions.

AWARDS

In 2017, the Compensation Committee granted the CEO and the Executive Vice Presidents long-term incentive awards under the Long-Term Incentive Plan consisting of 60% Financial PSUs (incorporating both revenue and operating income growth), 20% TSR PSUs, for Mr. Ersek, 20% stock option awards and, for NEOs other than Mr. Ersek, 20% service-based RSUs. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for further information regarding the 2017 long-term incentive awards, including the performance metrics applicable to the 2017 PSUs.

At its February 2017 meeting, the Compensation Committee established performance objectives to be considered under the Annual Incentive Plan for the 2017 plan year. As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, participants are eligible to receive a cash payout ranging from 0% to 150% of target based on the achievement of pre-established corporate financial and strategic goals. The total payout under the Annual Incentive Plan for the NEOs other than Mr. Ersek is subject to a +/- 25% modifier based on the committee’s assessment of individual performance with respect to personalized objectives, including business unit goals. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for more information regarding the annual incentive awards, including the performance metrics applicable to such awards.

54	|	The Western Union Company

EXECUTIVE COMPENSATION

SALARY AND BONUS IN PROPORTION TO TOTAL COMPENSATION

As noted in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee heavily weighted total direct compensation toward the performance-based elements, which include annual incentive compensation and PSUs and stock options, in order to hold executives accountable and reward them for the results of the Company. Our Compensation Committee structured the compensation program to give our NEOs substantial alignment with stockholders, while also permitting the committee to incentivize the NEOs to pursue performance that it believes increases stockholder value. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for a description of the objectives of our compensation program and overall compensation philosophy.

The following table provides information regarding outstanding option awards and unvested stock awards held by each of the NEOs on December 31, 2017.

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($000)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($000)(1)
Hikmet Ersek	—	414,202(2)	19.99	2/22/2027	172,565(15)	3,280.5	315,159(11)	5,991.2
	105,740	317,221(3)	18.19	2/19/2026	39,977(16)	760.0	53,764(12)	1,022.0
	168,067	168,068(4)	19.27	2/19/2025			230,897(13)	4,389.4
	227,848	75,950(5)	15.99	2/20/2024			42,297(14)	804.1
	625,000		14.00	2/20/2023
	400,810		17.86	2/23/2022
	233,859		21.00	2/24/2021
	230,628		17.45	9/1/2020
	212,508		16.00	2/24/2020

2018 Proxy Statement	|	55

EXECUTIVE COMPENSATION

	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($000)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($000)(1)
Rajesh K. Agrawal	42,017	42,017(4)	19.27	2/19/2025	43,141(15)	820.1	90,864(11)	1,727.3
	49,367	16,456(5)	15.99	2/20/2024	9,994(16)	190.0	15,937(12)	303.0
	134,063		14.00	2/20/2023	20,192(6)	383.8	54,366(13)	1,033.5
	86,843		17.86	2/23/2022	18,122(7)	344.5	9,946(14)	189.1
	24,796		16.49	9/15/2021	7,234(8)	137.5
	16,895		21.00	2/24/2021
	24,553		16.00	2/24/2020
	21,950		11.86	2/17/2019
	32,925		20.99	2/21/2018
Odilon Almeida	33,613	33,614(4)	19.27	2/19/2025	34,513(15)	656.1	81,777(11)	1,554.6
	45,570	15,190(5)	15.99	2/20/2024	7,995(16)	152.0	14,343(12)	272.7
	58,008		14.00	2/20/2023	18,173(6)	345.5	44,482(13)	845.6
	16,701		17.86	2/23/2022	14,828(7)	281.9	8,138(14)	154.7
	10,560		21.00	2/24/2021	6,941(9)	131.9
	15,000		16.00	2/24/2020
	31,500		20.99	2/21/2018
Elizabeth G. Chambers(17)					12,116(6)	230.3	54,519(11)	1,036.4
					13,180(7)	250.6	9,562(12)	181.8
					5,667(10)	107.7	39,539(13)	751.6
							7,234(14)	137.5
Jean Claude Farah	22,409	22,409(4)	19.27	2/19/2025	23,009(15)	437.4	47,705(11)	906.9
	30,380	10,127(5)	15.99	2/20/2024	5,331(16)	101.3	8,367(12)	159.1
	12,891		14.00	2/20/2023	10,601(6)	201.5	27,183(13)	516.7
	33,401		17.86	2/23/2022	9,061(7)	172.2	4,973(14)	94.5
	28,157		21.00	2/24/2021	4,627(9)	88.0
	10,650		20.99	2/21/2018

56	|	The Western Union Company

EXECUTIVE COMPENSATION

Footnotes:

(1)	The market value of shares or units of stock that have not vested reflects the closing stock price of $19.01 per share, on December 29, 2017.

(2)

These options were awarded on February 22, 2017, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(3)

These options were awarded on February 19, 2016, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(4)

These options were awarded on February 19, 2015, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(5)	These options vested on February 20, 2018.

(6)

Represents RSUs that are scheduled to vest on February 21, 2020; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(7)

Represents RSUs that are scheduled to vest on February 18, 2019; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(8)

Represents RSUs that were awarded on July 15, 2014, and vest in 25% increments on each of the first through fourth year anniversaries of the date of grant; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan.

(9)	Represents RSUs that vested on March 28, 2018.

(10)

Represents RSUs that were awarded on November 10, 2015 under the Long-Term Incentive Plan. This award vests in three equal installments. The first two installments of these RSUs vested on November 10, 2016 and 2017, and the remaining installment was scheduled to vest on November 10, 2018; provided that the executive is still employed by the Company on the applicable vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan. In connection with her separation from the Company, Ms. Chambers’ vested on a prorata basis with respect to the RSUs that were unvested as of her separation date other than Ms. Chambers’ 2017 RSU award, which she forfeited in its entirety.

(11)

Represents PSUs that are scheduled to vest on February 21, 2020 (or, in the case of Mr. Ersek, February 22, 2020) based on the Company’s revenue and operating income performance during 2017, 2018 and 2019; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan. In accordance with the SEC executive compensation disclosure rules, the amounts reported are based on achieving the maximum performance goals.

(12)

Represents PSUs that are scheduled to vest on February 21, 2020 (or, in the case of Mr. Ersek, February 22, 2020) based on the Company’s TSR performance relative to the S&P 500 Index over the 2017-2019 performance period; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan. In accordance with the SEC executive compensation disclosure rules, the amounts reported are based on achieving the threshold performance goals.

(13)

Represents PSUs that are scheduled to vest on February 18, 2019 (or, in the case of Mr. Ersek, February 19, 2019) based on the Company’s revenue and operating income performance during 2016, 2017 and 2018; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan. In accordance with the SEC executive compensation disclosure rules, the amounts reported are based on achieving the target performance goals.

(14)

Represents PSUs that are scheduled to vest on February 18, 2019 (or, in the case of Mr. Ersek, February 19, 2019) based on the Company’s TSR performance relative to the S&P 500 Index over the 2016-2018 performance period; provided that the executive is still employed by the Company on the vesting date or as otherwise provided for pursuant to the Executive Severance Policy or Long-term Incentive Plan. In accordance with the SEC executive compensation disclosure rules, the amounts reported in this column are based on achieving threshold vesting levels.

(15)	Represents PSUs that vested on February 19, 2018 based on the Company’s revenue and operating income performance during 2015, 2016 and 2017.

(16)	Represents PSUs that vested on February 19, 2018 based on the Company’s TSR performance relative to the S&P 500 Index over the 2015-2017 performance period.

(17)

In connection with her separation from the Company on January 1, 2018, Ms. Chambers forfeited the 2017 Financial PSU, the 2017 TSR PSU and the 2017 RSU awards. Ms. Chambers vested on a pro-rata basis with respect to the 2016 PSUs and RSUs that were unvested as of her separation date.

2018 Proxy Statement	|	57

EXECUTIVE COMPENSATION

The following table provides information concerning the exercise of stock options and vesting of stock during 2017 for each of the NEOs.

2017 OPTION EXERCISES AND STOCK VESTED TABLE

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Hikmet Ersek	—	—	283,311	5,615,224
Rajesh K. Agrawal	—	—	68,619	1,354,241
Odilon Almeida	—	—	63,604	1,262,921
Elizabeth G. Chambers	—	—	5,667	114,133
Jean Claude Farah	12,891	83,792	42,404	841,974

The following table provides information regarding compensation that has been deferred by our NEOs pursuant to the terms of our Supplemental Incentive Savings Plan.

2017 NONQUALIFIED DEFERRED COMPENSATION TABLE

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($000)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($000)(2)	AGGREGATE EARNINGS IN LAST FY ($000)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($000)	AGGREGATE BALANCE AT LAST FYE ($000)(3)
Hikmet Ersek	—	—	—	—	—
Rajesh K. Agrawal	57.0	34.8	155.1	—	907.5
Odilon Almeida	60.5	37.6	69.4	—	553.3
Elizabeth G. Chambers	49.1	28.5	25.8	—	187.4
Jean Claude Farah	—	—	—	—	—

Footnotes:

(1)

These amounts represent deferrals of the NEO’s salary and compensation received under the Annual Incentive Plan and are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns in the 2017 Summary Compensation Table.

(2)	These amounts are included in the “All Other Compensation” column in the 2017 Summary Compensation Table.
(3)

Amounts in this column include the following amounts that were previously reported in the Summary Compensation Table as compensation for 2016 and 2015 (in $000s): Mr. Agrawal–$175.9, Mr. Almeida–$197.1 and Ms. Chambers–$37.5.

58	|	The Western Union Company

EXECUTIVE COMPENSATION

INCENTIVE SAVINGS PLAN

We maintain a defined contribution retirement plan (the “Incentive Savings Plan” or “ISP”) for our employees on United States payroll, including each of our NEOs other than Mr. Ersek and Mr. Farah. The ISP is structured with the intention of qualifying under Section 401(a) of the Internal Revenue Code. Under the ISP, participants are permitted to make contributions up to the maximum allowable amount under the Internal Revenue Code. In addition, we make matching contributions equal to 100% of the first 3% of eligible compensation contributed by participants and 50% of the next 2% of eligible compensation contributed by participants. For 2017, each participating NEO was eligible to receive a Company contribution equal to 4% of his eligible compensation. During 2017, Mr. Ersek participated in the qualified retirement savings plan made available to eligible employees in Austria. During 2017, Mr. Farah participated in the Caisse des Français de l’Etranger (the “CFE Retirement Fund”), which provides for continued coverage under the French State Social Security System for French citizens who work outside of France. On behalf of the employee, the CFE Retirement Fund contributes to the National Retirement Insurance Fund (“CNAV”) allowing the employee to receive pension benefits from the CNAV upon retirement.

SUPPLEMENTAL INCENTIVE SAVINGS PLAN

We maintain a nonqualified supplemental incentive savings plan (the “SISP”) for certain of our employees on United States payroll, including each of our NEOs other than Messrs. Ersek and Farah. Under the SISP, participants may defer up to 80% of their salaries, including commissions and incentive compensation (other than annual bonuses), and may make a separate election to defer up to 80% of any annual bonuses and up to 100% of any performance-based cash awards they may earn. The SISP also provides participants the opportunity to receive credits for matching contributions equal to the difference between the matching contributions that a participant could receive under the ISP but for the contribution and compensation limitations imposed by the Internal Revenue Code, and the matching contributions allowable to the participant under the ISP. Participants are generally permitted to choose from among the mutual funds available for investment under the ISP for purposes of determining the imputed earnings, gains, and losses applicable to their SISP accounts. The SISP is unfunded. Participants may specify the timing of the payment of their accounts by choosing either a specified payment date or electing payment upon separation from service (or a date up to five years following separation from service), and in either case may elect to receive their accounts in a lump sum or in annual or quarterly installments over a period of up to ten years. With respect to each year’s contributions and imputed earnings, the participant may make a separate distribution election. Subject to the requirements of Section 409A of the Internal Revenue Code, applicable Internal Revenue Service guidance, and the terms of the SISP, participants may receive an early payment in the event of a severe financial hardship and may make an election to delay the timing of their scheduled payment by a minimum of five years.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

EXECUTIVE SEVERANCE POLICY

We maintain the Executive Severance Policy for the payment of certain benefits to senior executives, including our NEOs, upon termination of employment from the Company and upon a change-in-control of the Company. Under the Executive Severance Policy, an eligible executive will become eligible for benefits if (i) prior to a change-in-control, he or she is involuntarily terminated by the Company other than on account of death, disability or for cause, or (ii) after a change-in-control, he or she is involuntarily terminated by the Company other than on account of death, disability or for cause or terminates his or her own employment voluntarily for “good reason” (including a material reduction in title or

2018 Proxy Statement	|	59

EXECUTIVE COMPENSATION

position, reduction in base salary or bonus opportunity or an increase in the executive’s commute to his or her current principal working location of more than 50 miles without consent) within 24 months after the date of the change-in-control. Under the Executive Severance Policy, a change-in-control is generally defined to include:

●	Acquisition by a person or entity of 35% or more of either the outstanding shares of the Company or the combined voting power of such shares, with certain exceptions;
●	An unapproved change in a majority of the Board members within a 24-month period; and
●	Certain corporate restructurings, including certain mergers, dissolution and liquidation.

The Executive Severance Policy provided for the following severance and change-in-control benefits as of December 31, 2017:

●	Effective for senior executives hired before February 24, 2011, a severance payment equal to the senior executive’s base pay plus target bonus for the year in which the termination occurs (the “base severance pay”), multiplied by 1.5 (multiplied by two in the case of the CEO and in the case of all senior executives who terminate for an eligible reason within 24 months following a change-in-control). Effective for senior executives hired on and after February 24, 2011, a senior executive employed by the Company for 12 months or less was entitled to receive a severance payment equal to the base severance pay and, for every month employed in excess of 12 months, an additional severance payment equal to a pro rata portion of the base severance pay, up to a maximum severance payment equal to the senior executive’s base severance pay, multiplied by 1.5 (multiplied by two in the case of all senior executives who terminate for an eligible reason within 24 months following a change-in-control).

●	A cash payment equal to the lesser of the senior executive’s prorated target bonus under the Annual Incentive Plan for the year in which the termination occurs or the maximum bonus which could have been paid to the senior executive under the Annual Incentive Plan for the year in which the termination occurs, based on actual Company performance during such year. No bonus will be payable unless the Compensation Committee certifies that the performance goals under the Annual Incentive Plan have been achieved for the year in which the termination occurs (except for eligible terminations following a change-in-control).

●	A lump sum payment equal to the difference between active employee health care premiums and continuation coverage premiums for 18 months of coverage.
●	At the discretion of the Compensation Committee, outplacement benefits may be provided to the executive.
●	All awards made pursuant to our Long-Term Incentive Plan, including those that are performance-based, generally will become fully vested and exercisable if a senior executive is involuntarily terminated without cause or terminates for good reason, within 24 months following a change-in-control. In such event, the right to exercise stock options will continue for 24 months (36 months in the case of the CEO) after the senior executive’s termination (but not beyond their original terms).

●	If a senior executive is involuntarily terminated without cause and no change-in-control has occurred, awards granted pursuant to our Long-Term Incentive Plan generally will vest on a prorated basis based on the period served during the vesting period and stock options will remain exercisable until the end of severance period under the Executive Severance Policy, but not beyond the stock options’ original terms.

●	With respect to all executives other than the CEO, any benefits triggered by a change-in-control are subject to an automatic reduction to avoid the imposition of excise taxes under Section 4999 of the Internal Revenue Code in the event such reduction would result in a better after-tax result for the executive.

●	For individuals who were senior executives on or before April 30, 2009 (including our CEO), if benefits payable after a change-in-control exceed 110% of the maximum amount of such benefits that would not be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, an additional cash payment in an amount that, after payment of all taxes on such benefits (and on such amount), provides the senior executive with the amount necessary to pay such tax. (If the benefits so payable do not exceed such 110% threshold, the amount thereof will be reduced to the maximum amount not subject to such excise tax.) Mr. Ersek is the only Company employee who remains eligible for excise tax gross-up payments.

60	|	The Western Union Company

EXECUTIVE COMPENSATION

The provision of severance benefits under the Executive Severance Policy is conditioned upon the executive executing an agreement and release which includes, among other things, non-competition and non-solicitation restrictive covenants, as well as a release of claims against the Company. These restrictive covenants vary in duration, but generally do not exceed two years.

As noted earlier, Mr. Farah is subject to an employment agreement, which is a customary practice for executives located in Dubai. Under the terms of Mr. Farah’s employment agreement, he is required to receive three months’ notice of termination of employment or, in lieu of such notice, three months of pay. In addition, Mr. Farah is also eligible for statutory severance amounts in accordance with local law. Any amounts due to Mr. Farah under the Executive Severance Policy will be reduced by any severance paid under the terms of his employment agreement or as required by local law.

Ms. Chambers separated from the Company on January 1, 2018. In connection with Ms. Chambers’ departure, she became eligible to receive separation benefits pursuant to the Executive Severance Policy. Pursuant to the policy and in exchange for Ms. Chambers signing a general release of claims in favor of the Company, Ms. Chambers will receive separation pay in an aggregate amount equal to approximately $1.525M, to be paid out over an 18-month period. In addition, Ms. Chambers was eligible to receive (i) a lump sum payment equal to the difference between active employee healthcare premiums and healthcare continuation coverage premiums ($16,010), (ii) prorated vesting of PSUs representing 33,705 PSUs at target, with actual payout determined based upon Company performance during the performance period and prorated for the period from the respective grant dates to Ms. Chambers’ termination date (estimated value of $643,091, based on the Company’s closing stock price as of January 2, 2018), (iii) prorated vesting of RSUs representing 12,280 RSUs, prorated for the period from the respective grant dates to Ms. Chambers’ termination date (estimated value of $234,302, based on the Company’s closing stock price as of January 2, 2018), and (iv) outplacement assistance for a maximum of 12 months (estimated to be $40,000).

For the NEOs other than Ms. Chambers, we have quantified the potential payments upon termination under various termination circumstances in the tables set forth below. These tables assume that the covered termination took place on December 31, 2017.

PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLES

TERMINATION FOLLOWING A CHANGE-IN-CONTROL(1)
			LONG-TERM INCENTIVES(5)
NAME	SEVERANCE ($000)(2)	WELFARE BENEFITS ($000)(3)	STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)	GROSS-UP ($000)(4)	TOTAL ($000)
Hikmet Ersek	6,500.0	31.0	489.5	15,525.7	—	10,225.1	32,771.3
Rajesh K. Agrawal	2,950.0	24.5	49.7	4,062.3	865.9	—	7,952.4
Odilon Almeida	3,055.0	24.5	45.9	3,454.8	759.3	—	7,339.5
Jean Claude Farah	2,350.0	—	30.6	2,110.6	461.7	—	4,952.9

INVOLUNTARY TERMINATION OTHER THAN FOR DEATH, DISABILITY, OR CAUSE
			LONG-TERM INCENTIVES(5)
NAME	SEVERANCE ($000)(2)	WELFARE BENEFITS ($000)(3)	STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)	TOTAL ($000)
Hikmet Ersek	6,500.0	31.0	342.6	7,091.8	—	13,965.4
Rajesh K. Agrawal	2,360.0	24.5	48.0	1,725.9	333.4	4,491.8
Odilon Almeida	2,437.5	24.5	44.3	1,394.6	299.5	4,200.4
Jean Claude Farah	1,875.0	—	29.5	895.1	189.9	2,989.5

2018 Proxy Statement	|	61

EXECUTIVE COMPENSATION

DEATH OR DISABILITY
			LONG-TERM INCENTIVES(5)
NAME	SEVERANCE ($000)	WELFARE BENEFITS ($000)	STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)	TOTAL ($000)
Hikmet Ersek	—	—	489.5	15,525.7	—	16,015.2
Rajesh K. Agrawal	—	—	49.7	4,062.3	865.9	4,977.9
Odilon Almeida	—	—	45.9	3,454.8	759.3	4,260.0
Jean Claude Farah	—	—	30.6	2,110.6	461.7	2,602.9

RETIREMENT(6)
			LONG-TERM INCENTIVES(5)
NAME	SEVERANCE ($000)	WELFARE BENEFITS ($000)	STOCK OPTIONS ($000)	PSUs ($000)	RSUs ($000)	TOTAL ($000)
Hikmet Ersek	—	—	342.6	8,886.3	—	9,228.9
Odilon Almeida	—	—	44.3	1,864.5	398.3	2,307.1

Footnotes:

(1)

Under the Executive Severance Policy, following a change-in-control, an eligible executive will become entitled to severance benefits if he or she is involuntarily terminated by the Company other than on account of death, disability or for cause or terminates his or her own employment voluntarily for good reason within 24 months after the date of the change-in-control.

(2)	In accordance with the Executive Severance Policy, amounts in this column represent severance payments equal to the NEO’s target bonus for 2017 plus 1.5 times (two times in the case of the CEO and in the case of all senior executives who terminate for an eligible reason within 24 months following a change-in-control) the sum of the NEO’s base salary and target bonus.

(3)

Amounts in this column represent a lump sum cash payment equal to the product of (i) the difference in cost between the NEO’s actual health premiums and COBRA health premiums (if applicable) as of December 31, 2017 and (ii) 18, the number of months of continuing COBRA coverage.

(4)

Amounts in this column reflect tax gross-up calculations assuming a blended effective tax rate of approximately 47% and a 20% excise tax incurred on excess parachute payments, as calculated in accordance with Internal Revenue Code Sections 280G and 4999. The equity is valued using a closing stock price of $19.01 per share on December 29, 2017. As noted above, the Executive Severance Policy prohibits the Company from providing change-in-control tax gross-ups to individuals promoted or hired after April 2009. Accordingly, Mr. Ersek is the only Company employee who remains eligible for excise tax gross-up payments.

(5)

Amounts in these columns reflect the long-term incentive awards to be received upon a termination or a change-in-control calculated in accordance with the Executive Severance Policy and the Long-Term Incentive Plan. In the case of stock grants, the equity value represents the value of the shares (determined by multiplying the closing stock price of $19.01 per share on December 29, 2017 by the number of unvested RSUs or, in the case of PSUs, by the number of shares to be awarded based on the projected achievement of the applicable performance objectives as of December 31, 2017, that would vest upon a qualifying termination, death or disability). In the case of option awards, the equity value was determined by multiplying (i) the spread between the exercise price and the closing stock price of $19.01 per share on December 29, 2017 and (ii) the number of unvested option shares that would vest following a qualifying termination, death or disability. The calculation with respect to unvested long-term incentive awards reflects the following additional assumptions under the Executive Severance Policy and the Long-Term Incentive Plan:

62	|	The Western Union Company

EXECUTIVE COMPENSATION

EVENT	STOCK OPTIONS	RSUs	PSUs
Change-in-Control and Termination for Eligible Reason within 24-month Period	Accelerate	Accelerate	Accelerated vesting and award is payable to the extent earned based on actual performance results.
Change-in-Control (No Termination)	Vesting continues under normal terms.	Vesting continues under normal terms.	Vesting continues under normal terms.
Involuntary Termination (Not for Cause prior to a Change-in-Control or after the 24-month Period following a Change-in-Control)	Prorated vesting by grant based on period served during vesting period.	Prorated vesting by grant based on period served during vesting period; if termination occurs prior to the one year anniversary of the grant date, the awards are forfeited.	Prorated vesting by grant based on actual performance results and period served during vesting period; if termination occurs prior to the one year anniversary of the grant date, the awards are forfeited.
Death or Disability	Accelerate	Accelerate	Accelerated vesting and award is payable to the extent earned based on actual performance results.
Retirement

Effective for grants on January 31, 2011 and later, prorated vesting by grant based on period served during vesting period, with an exercise period equal to the earlier of (i) two years post-termination (three years, in the case of the CEO if termination is a severance-eligible event) and (ii) the expiration date.

Grants made prior to January 31, 2011 may be exercised until four years after the termination date or, if earlier until the expiration date.

		Prorated vesting by grant based on period served during vesting period.	Prorated vesting by grant based on actual performance results and period served during vesting period.

(6)	Messrs. Ersek and Almeida are the only NEOs eligible for retirement as of December 31, 2017, as defined under the Long-Term Incentive Plan.

2018 Proxy Statement	|	63

EXECUTIVE COMPENSATION

RISK MANAGEMENT AND COMPENSATION

Appropriately incentivizing behaviors which foster the best interests of the Company and its stockholders is an essential part of the compensation-setting process. The Company believes that risk-taking is necessary for continued innovation and growth, but that risks should be encouraged within parameters that are appropriate for the long-term health and sustainability of the business. As part of its compensation setting process, the Company evaluates the merits of its compensation programs through a comprehensive review of its compensation policies and programs to determine whether they encourage unnecessary or inappropriate risk-taking by the Company’s executives and employees below the executive level. Based on this review, the Company has concluded that the risks arising from its compensation programs are not reasonably likely to have a material adverse effect on the Company.

Management and the Compensation Consultant review the Company’s compensation programs, including the broad-based employee programs and the programs tied to the performance of individual business units. The team maps the level of “enterprise” risk for each business area, as established through the Company’s enterprise risk management oversight process, with the level of compensation risk for the associated incentive programs. In developing the risk assessment, the team reviews the compensation programs within each business area for:

●	The mix of fixed versus variable pay;
●	The performance metrics to which pay is tied;
●	Whether the pay opportunity is capped;
●	The timing of payout;
●	Whether “clawback” adjustments are permitted;
●	The use of equity awards; and
●	Whether stock ownership guidelines apply.

Annual incentive awards and long-term incentive awards granted to executives are tied primarily to corporate performance goals, including revenue and operating income growth, and strategic performance objectives. The Compensation Committee believes that these metrics encourage performance that supports the business as a whole. The executive annual incentive awards include a maximum payout opportunity equal to 150% of target, subject to a +/-25% individual performance-based modifier for NEOs other than Mr. Ersek. Our executives are also expected to meet share ownership guidelines in order to align the executives’ interests with those of our stockholders. Further, the Company’s clawback policy permits the Company to recover incentive compensation paid to an executive officer if the compensation resulted from any financial result or metric impacted by the executive officer’s misconduct or fraud. This policy helps to discourage inappropriate risks, as executives will be held accountable for misconduct which is harmful to the Company’s financial and reputational health. In addition, in 2017 as part of the Joint Settlement Agreements, the Company adopted a compliance clawback policy and added specific clawback provisions to its annual and long-term incentive award agreements allowing the Company to “claw back” executive bonuses if the executive engaged in conduct that is later determined to have contributed to future compliance failures, subject to applicable law.

64	|	The Western Union Company

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Mr. Ersek, our CEO. To understand this disclosure, we think it is important to give context to our operations. As noted above, The Western Union Company provides people and businesses with fast, reliable, and convenient ways to send money and make payments around the world. As a global organization, approximately 78% of our employees are located outside of the United States, with our employees located in a total of 57 countries. We strive to create a competitive global compensation program in terms of both the position and the geographic location in which the employee is located. As a result, our compensation program varies amongst each local market, in order to allow us to provide a competitive total rewards package.

Ratio

For 2017,

●	The median of the annual total compensation of all of our employees, other than Mr. Ersek, was $33,278.
●	Mr. Ersek’s annual total compensation, as reported in the Total column of the 2017 Summary Compensation Table, was $9,726.4 thousand.
●	Based on this information, the ratio of the annual total compensation of Mr. Ersek to the median of the annual total compensation of all employees is estimated to be 292 to 1.

Identification of Median Employee

We selected November 1, 2017 as the date on which to determine our median employee. As of that date, we had approximately 11,000 employees. For purposes of identifying the median employee, we considered the aggregate of the following compensation elements for each of our employees, as compiled from the Company’s payroll records:

●	Base Salary
●	Target Annual Bonus
●	Actual Equity Awards
●	Target Commissions

We selected the above compensation elements as they represent the Company’s principal broad-based compensation elements. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ending December 31, 2017.

Using this methodology, we determined that our median employee was a full-time, salaried employee working in South America. For purposes of this disclosure, we converted such employee’s compensation from the employee’s local currency to U.S. dollars using an exchange rate as of December 31, 2017. In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2017 Summary Compensation Table with respect to each of the NEOs.

2018 Proxy Statement	|	65

PROPOSAL 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company is providing stockholders an advisory vote to approve executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Act. The advisory vote to approve executive compensation is a non-binding vote on the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board of Directors. The Dodd-Frank Act requires the Company to hold the advisory vote to approve executive compensation at least once every three years. At the 2017 Annual Meeting of Stockholders, the Company asked stockholders to indicate if it should hold an advisory vote to approve the compensation of named executive officers every one, two or three years, with the Board recommending an annual advisory vote. Our stockholders approved this recommendation. Accordingly, the Company is again asking stockholders to approve the compensation of named executive officers as disclosed in this Proxy Statement.

At the 2017 Annual Meeting of Stockholders, the Company provided stockholders with the opportunity to cast an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2017 Annual Meeting of Stockholders, and the Company’s stockholders overwhelmingly approved the proposal, with approval by approximately 95% of the votes cast for the proposal at the 2017 Annual Meeting of Stockholders.

The Company believes that its compensation policies and procedures, which are outlined in the Compensation Discussion and Analysis section of this Proxy Statement, support the goals of:

●	Aligning our executives’ goals with our stockholders’ interests;
●	Attracting, retaining, and motivating outstanding executive talent; and
●	“Pay-for-performance” - Holding our executives accountable and rewarding their achievement of financial, strategic and operating goals.

The Compensation Committee of the Board continually reviews the Company’s executive compensation and benefits program to evaluate whether it supports these goals, and serves the interests of the Company’s stockholders. The Company’s executive compensation practices include the following, as discussed in more detail in the Compensation Discussion and Analysis section of this Proxy Statement:

What We Do:

✓	Pay-for-performance and at-risk compensation.
✓	Align compensation with stockholder interests.
✓	Emphasis on future pay opportunity vs. current pay.
✓	Mix of performance metrics.
✓	Three-year performance period for PSUs.
✓	Stockholder engagement.
✓	Outside compensation consultant retained by the Compensation Committee.
✓	“Double trigger” in the event of a change-in-control severance benefits.
✓	Maximum payout caps for annual cash incentive compensation and PSUs.
✓	Consider compliance in compensation program.
✓	“Clawback” policies.
✓	Robust stock ownership guidelines.

66	|	The Western Union Company

PROPOSAL 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

What We Don’t Do:

✗	No repricing or buyout of underwater stock options.
✗	Prohibition against pledging and hedging of Company securities by senior executives and directors.
✗	No change-in-control tax gross ups for individuals promoted or hired after April 2009.
✗	No dividends or dividend equivalents are accrued or paid on PSUs or RSUs.

We believe that our executive compensation practices, in combination with a competitive market review, limited executive perquisites, and reasonable severance pay multiples contribute to an executive compensation program that is competitive yet strongly aligned with stockholder interests.

The Board recommends that you vote in favor of the following “say-on-pay” resolution:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, each as set forth in the Company’s Proxy Statement for its 2018 Annual Meeting of Stockholders.

REQUIRED VOTE

The affirmative vote of the holders of a majority of shares of the Company’s Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve this Proposal 2.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

2018 Proxy Statement	|	67

PROPOSAL 3 RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors and the Audit Committee believe it is in the best interest of the Company and its stockholders to recommend to the stockholders the ratification of the selection of Ernst & Young LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2018. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the Company became a public company in 2006.

Consistent with the regulations adopted pursuant to the Sarbanes-Oxley Act of 2002, the lead audit partner having primary responsibility for the audit and the concurring audit partner are rotated every five years.

A representative of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

SUMMARY OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES FOR 2017 AND 2016

Fees for professional services provided by our independent auditors, Ernst & Young LLP, for fiscal years 2017 and 2016, respectively, included the following (in millions):

	2017	2016
Audit Fees(1)	$5.9	$5.8
Audit-Related Fees(2)	$0.8	$1.4
Tax Fees(3)	$0.6	$0.9

(1)

“Audit Fees” primarily include fees related to (i) the integrated audit of the Company’s annual consolidated financial statements and internal controls over financial reporting; (ii) the review of its quarterly consolidated financial statements; (iii) statutory audits required domestically and internationally; (iv) comfort letters, consents and assistance with and review of documents filed with the SEC; and (v) other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)

“Audit-Related Fees” primarily include fees, not included in “Audit Fees” above, related to (i) service auditor examinations; (ii) due diligence related to mergers and acquisitions; (iii) attest services that are not required by statute or regulation; and (iv) consultation concerning financial accounting and reporting standards that are not classified as “Audit Fees.”

(3)

“Tax Fees,” which incorporate both tax advice and tax planning services, primarily include fees related to (i) consultations, analysis and assistance with domestic and foreign tax matters, including value-added and goods and services taxes; (ii) local tax authority audits; and (iii) other miscellaneous tax consultations, including tax services requested as part of the Company’s procedures for commercial agreements, the acquisition of new entities, and other potential business transactions.

During 2017 and 2016, all audit and non-audit services provided by the independent registered public accounting firm were pre-approved, consistent with the pre-approval policy of the Audit Committee. The pre-approval policy requires that all services provided by the independent registered public accounting firm be pre-approved by the Audit Committee or one or more members of the Audit Committee designated by the Audit Committee.

68	|	The Western Union Company

PROPOSAL 3 RATIFICATION OF SELECTION OF AUDITORS

REQUIRED VOTE

The affirmative vote of the holders of a majority of shares of the Company’s Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve this Proposal 3. In the event the stockholders fail to ratify the selection of Ernst & Young LLP, the Audit Committee of the Board of Directors will consider it a direction to select another independent registered public accounting firm for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year, if it feels that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND THAT YOU VOTE FOR PROPOSAL 3.

2018 Proxy Statement	|	69

PROPOSAL 4 APPROVAL OF AMENDMENT TO THE CHARTER TO REDUCE THE THRESHOLD STOCK OWNERSHIP REQUIREMENT FOR STOCKHOLDERS TO CALL A SPECIAL MEETING

After careful consideration, including discussions with many of our large stockholders, and upon the recommendation of the Corporate Governance and Public Policy Committee, our Board recommends that stockholders vote “FOR” the proposal to amend our Charter to reduce the threshold ownership requirement for stockholders to call a special meeting. This amendment would permit stockholders who own at least 10% of our outstanding capital stock in the aggregate to call a special meeting of stockholders. The current minimum stock ownership requirement to call a special meeting is 20% of our outstanding capital stock, as further detailed below.

Existing Ownership Threshold. Under our current Charter and By-Laws, one or more stockholders of record that together have continuously held, for their own account or on behalf of others, beneficial ownership of at least a 20% aggregate “net long position” of the Company’s outstanding capital stock for at least one year prior to the date such request is delivered have the ability to require the Company to call a special meeting of its stockholders. Stock ownership is determined under a “net long position” standard to provide assurance that stockholders seeking to call a special meeting possess both (i) full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit and risk of loss on) such shares.

Amended Ownership Threshold. Pursuant to the proposed amendment to the Charter and the corresponding amendment to the By-Laws, the minimum ownership threshold would be reduced from 20% to 10%. No other provisions of the Charter or By-Laws would be amended in connection with this action.

Background. At the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), a stockholder proposal requesting that the Board “undertake such steps as may be necessary to permit written consent by shareholders…” received approximately 51% approval. In light of the outcome of the stockholder vote on this proposal, the Board and the Corporate Governance and Public Policy Committee considered possible amendments to the Company’s Charter and By-Laws in response. The
Board and the Corporate Governance and Public Policy Committee considered adopting various forms of a mechanism to permit written consent by stockholders and also considered lowering the ownership threshold of the Company’s existing right for stockholders to call a special meeting. Taking no action was also considered.

The Company sought to engage with its top 25 stockholders to inform the Board and the Corporate Governance and Public Policy Committee of stockholder preferences as part of the process to determine the most appropriate action in response to the stockholder vote on the written consent proposal at the 2017 Annual Meeting. The stockholders in this group who agreed to speak with the Company are believed by the Company to have held approximately 49% of the Company’s outstanding stock as of December 31, 2017. The holders of a significant majority of the common stock represented in this group (approximately 31% of the Company’s outstanding stock as of December 31, 2017) expressed a preference for the Company to reduce its ownership threshold for stockholders to call a special meeting to a range between 10% and 15%. With this information, the Corporate Governance and Public Policy Committee recommended to the Board that the Charter and By-Laws be amended to reduce the minimum stock ownership requirement to call a special meeting to 10% of the Company’s outstanding capital stock. The Board approved the proposed amendment to the Charter, subject to stockholder approval. In addition, the Board will approve a corresponding amendment to our By-Laws, if and when the amendment to the Charter becomes effective.

70	|	The Western Union Company

PROPOSAL 4 APPROVAL OF AMENDMENT TO THE CHARTER TO REDUCE THE THRESHOLD STOCK OWNERSHIP REQUIREMENT

The Board is strongly committed to good corporate governance and continues to support the practice of permitting stockholders to request special meetings, provided that the meeting is called by stockholders owning a significant percentage of the shares of the Company. The Board determined that it is consistent with best corporate governance practices and in the best interests of the Company and its stockholders to amend the Charter and the By-Laws to permit stockholders who hold 10% or more of the Company’s outstanding capital stock to call special meetings, subject to the procedures and other requirements as provided in the By-Laws.

The Board continues to believe that special meetings should only be called to consider extraordinary events that are of interest to a broad base of stockholders that cannot be delayed until the next annual meeting. The Board also believes that establishing a 10% ownership threshold to request a special meeting strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests, could call one or more special meetings that could result in unnecessary financial expense and disruption to our business. For every special meeting, the Company is required to provide each stockholder a notice of meeting and proxy materials, which results in significant legal, printing and mailing and administrative expenses, as well as other costs normally associated with holding a stockholder meeting. Additionally, preparing for stockholder meetings requires significant attention of the Company’s directors, officers and employees, diverting their attention away from performing their primary function, which is to operate the Company’s business in the best interests of the stockholders. Likewise, the Board believes that only stockholders with a true economic and non-transitory interest in the Company should be entitled to utilize the special meeting mechanism.

This description of the proposed amendment to the Charter is qualified by the full text of the amendment to Article Seventh, Section B, of the Charter, which is attached to this Proxy Statement as Annex B. In addition, this description of the proposed amendment to the By-Laws is qualified by the full text of the amendment to Article II, Section 3, of the By-Laws, which is attached to this Proxy Statement as Annex C. In both Annex B and Annex C, additions of text to our Charter and By-Laws, respectively, are indicated by underlining and deletions of text are indicated by strike-outs.

Required Vote

The proposed amendment to our Charter requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the subject matter. If this proposal to amend our Charter is approved by our stockholders, the resulting Charter will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. The Board will also approve the proposed corresponding amendment to the By-Laws if and when the amendment to the Charter becomes effective. If this proposal to amend our Charter is not adopted and approved, the corresponding amendment to the By-Laws will not become effective, and the current right of holders of record of at least 20% of the Company’s outstanding capital stock to call a special meeting will remain unchanged.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

2018 Proxy Statement	|	71

PROPOSAL 5 STOCKHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS DISCLOSURE

The New York State Common Retirement Fund, 59 Maiden Lane — 30th Floor, New York, NY 10038, owner of more than $2,000 worth of shares of the Company’s Common Stock, has notified the Company that it intends to present a proposal for consideration at the Annual Meeting. As required by the Exchange Act, the text of the stockholder proposal and supporting statement appear as submitted to the Company by the proponent. The Board and the Company accept no responsibility for the contents of the proposal or the supporting statement.

Resolved, that the shareholders of Western Union (“Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:

1.

Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.	Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

	a.	The identity of the recipient as well as the amount paid to each; and

	b.	The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting.

Supporting Statement

Last year, 41.5% of voting shareholders supported this resolution.

As long-term shareholders of Western Union, we support transparency and accountability in corporate spending on political activities. These include any activities considered intervention in any political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations; independent expenditures; or electioneering communications on behalf of federal, state or local candidates.
Disclosure is in the best interest of the company and its shareholders and critical for compliance with federal ethics laws. Moreover, the Supreme Court’s Citizens United decision recognized the importance of political spending disclosure for shareholders when it said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.” Gaps in transparency and accountability may expose the company to reputational and business risks that could threaten long-term shareholder value.

Publicly available records show that Western Union contributed at least $514,850 in corporate funds since the 2010 election cycle (CQ: http://moneyline.cq.com and National Institute on Money in State Politics: http://www. followthemoney.org).

Relying on publicly available data does not provide a complete picture of the Company’s political spending. For example, the Company’s payments to trade associations used for political activities are undisclosed and unknown. In some cases, even management does not know how trade associations use their company’s money politically. The proposal asks the Company to disclose all of its political spending, including payments to trade associations and other tax exempt organizations used for political purposes. This would bring our Company in line with a growing number of leading companies, including Capital One Financial Corp, Fifth Third Bancorp and State Street Corp. that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need comprehensive disclosure to be able to fully evaluate the political use of corporate assets. We urge your support for this critical governance reform.

72	|	The Western Union Company

PROPOSAL 5 STOCKHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS DISCLOSURE

BOARD’S STATEMENT OPPOSING THE PROPOSAL

After careful consideration, and for the following reasons, the Board believes that the proposal is not in the best interests of the Company or its stockholders, and the Board recommends voting “AGAINST” this proposal.

The Company has historically made an extremely limited number of political contributions, where such contributions are permitted by law. The Company’s political contributions are not financially material to the Company. In 2017, 2016, and 2015, these contributions totaled approximately $2,500, $2,500, and $10,000, respectively. In 2017, the Company’s total expenses relating to political contributions were de minimis when compared to the Company’s total operating costs of approximately $5.1 billion.

The Company is both transparent and accountable regarding its political contributions. On a limited basis, we have pursued and will continue to pursue efforts to help inform public policy decisions that have the potential to affect our customers, employees, and the communities in which we operate. To the extent this is done through a small number of corporate political contributions, such contributions are already strictly controlled. Consider our current standards, policies and practices regarding corporate political contributions:

●	The Company maintains a formal policy regarding political activities, political contributions, and lobbying activities, which is contained in the Company’s Code of Conduct and which is publicly available in the “Corporate Governance” section of our Investor Relations website.

●	Our policy contains standards for participating in the political process for both the Company and its employees.

●	With respect to political contributions, the Company’s Code of Conduct provides that the permission of the Company’s General Counsel’s office is needed before any political contributions are made on behalf of the Company.

●	The Company’s Code of Conduct also provides that a senior executive officer of the Company’s Government Relations department and the General Counsel’s office be consulted prior to contacting a government official or retaining a lobbyist.

The Company is also transparent and accountable regarding its membership in trade associations. Participation as a trade association member comes with the understanding that we may not always agree with all of the positions of the organizations or other members but that we believe that the associations we belong to take many positions and address many issues in a meaningful and influential manner and in a way that will be to the Company’s benefit. Consider the following:

●	Although we must pay regular membership dues, we do not normally make additional non-dues contributions to support a group’s targeted political contributions.

●	We closely monitor the appropriateness and effectiveness of the political activities undertaken by the most significant trade associations of which we are a member.

●	Disclosure of political contributions made indirectly through trade associations could place the Company at a competitive disadvantage by revealing its strategies and priorities.

●	Requiring such disclosure may risk misrepresenting our political activities, as trade associations operate on an independent basis, and we do not agree with all positions taken by trade associations on issues.

Significant disclosure regarding the Company’s political activities and related policies is already publicly available. Consider the following:

●	Under federal law, all contributions by the Western Union Political Action Committee, the sole political action committee affiliated with the Company, are required to be reported, and a list of such contributions is publicly available at the website of the United States Federal Election Commission.

●	Contributions made directly by the Company are most frequently made to state-level candidates and representatives who are required by state law to disclose such contributions.

●	Federal law prohibits corporations from contributing corporate treasury funds to federal candidates or federal campaign committees. Accordingly, we make none.

2018 Proxy Statement	|	73

PROPOSAL 5 STOCKHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS DISCLOSURE

Given all of the above, we believe that this proposal is unnecessary, costly and largely duplicative of current reporting systems and accountability measures. We believe that participating in the political process in a transparent manner is key to good governance and an important way to enhance stockholder value and promote healthy corporate citizenship. We do not believe, however, that implementing a semiannual report on our political activity would increase stockholder value or provide stockholders with any more meaningful information than is already available. If adopted, the proposal would apply only to Western Union and to no other company and would cause Western Union to incur undue costs and administrative burdens without commensurate benefit to our stockholders.

Required Vote; Recommendation Only

The affirmative vote of the holders of a majority of shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal 5. Stockholders should be aware that this stockholder proposal is simply a request that the Board take the action stated in the proposal. Approval of this proposal may not result in the requested action being taken by the Board, and therefore, its approval would not effectuate the actions requested by the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 5.

74	|	The Western Union Company

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information, as of December 31, 2017, about our Common Stock that may be issued upon the exercise of options and settlement of other equity awards under all compensation plans under which equity securities are reserved for issuance. The Company’s 2015 Long-Term Incentive Plan and 2006 Long-Term Incentive Plan are our only equity compensation plans pursuant to which our equity securities are authorized for issuance.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
	(a)	(b)	(c)
Equity compensation plans
approved by security holders	14,639,943(1)	$17.71(2)	28,141,995(3)
Equity compensation plans not
approved by security holders	—	N/A	—
Total	14,639,943(1)	$17.71(2)	28,141,995(3)

Footnotes:

(1)

Includes 7,352,085 restricted stock units, PSUs, deferred stock units, and bonus stock units that were outstanding on December 31, 2017 under the Company’s 2015 Long-Term Incentive Plan and 2006 Long-Term Incentive Plan. Restricted stock unit awards, deferred stock unit awards and bonus stock units may be settled only for shares of Common Stock on a one-for-one basis. The number included for PSUs reflects grant date units awarded. Assuming maximum payout for PSU grants that have not completed the required performance period, the number of securities to be issued would increase by 786,211. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for further information regarding the 2015 PSUs, including the performance metrics applicable to such awards.

(2)	Only option awards were used in computing the weighted-average exercise price.

(3)

This amount represents shares of Common Stock available for issuance under the Company’s 2015 Long-Term Incentive Plan. Awards available for grant under the Company’s 2015 Long-Term Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, bonus stock units, deferred stock units, performance grants, and any combination of the foregoing awards.

2018 Proxy Statement	|	75

STOCK BENEFICIALLY OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND OUR LARGEST STOCKHOLDERS

The following table sets forth the beneficial ownership of Common Stock by each person or group that is known by us to be the beneficial owner of more than 5% of our Common Stock, all directors and nominees, each of the executive officers named in the 2017 Summary Compensation Table contained in this Proxy Statement, and all directors and executive officers as a group. Except as otherwise noted, (i) the information is as of March 20, 2018, (ii) each person has sole voting and investment power of the shares, and (iii) the business address of each person shown below is 12500 East Belford Avenue, Englewood, CO 80112.

NAME OF BENEFICIAL OWNER	ADDRESS	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENTAGE OF OUTSTANDING SHARES
5% Owners
Capital Research Global Investors, a division of Capital Research and Management Company	333 South Hope Street, Los Angeles, CA 90071	58,793,567(1)	12.8%(1)
The Vanguard Group	100 Vanguard Blvd., Malvern, PA 19355	51,118,059(2)	11.12%(2)
FMR LLC	245 Summer Street, Boston, MA 02210	41,567,730(3)	9.05%(3)
The Bank of New York Mellon Corporation	225 Liberty Street New York, NY 10286	34,216,092(4)	7.45%(4)
BlackRock, Inc.	55 East 52nd Street, New York, NY 10055	30,252,520(5)	6.6%(5)
DIRECTORS AND NAMED EXECUTIVE OFFICERS(6)
Martin I. Cole		23,874	*
Hikmet Ersek		3,261,315	*
Richard A. Goodman		36,814	*
Betsy D. Holden		28,978	*
Jeffrey A. Joerres		15,998	*
Roberto G. Mendoza		124,910	*
Michael A. Miles, Jr.		23,978	*
Robert W. Selander		77,439	*
Frances Fragos Townsend		39,833	*
Solomon D. Trujillo		124,316(7)	*
Rajesh K. Agrawal		603,835	*
Odilon Almeida		320,778	*
Elizabeth G. Chambers		—	*
Jean Claude Farah		228,417	*
All directors and executive officers as a group (18 persons)		5,157,101	1.1%

*	Less than 1%

76	|	The Western Union Company

STOCK BENEFICIALLY OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND OUR LARGEST STOCKHOLDERS

(1)

The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 5 to Schedule 13G filing with the Securities and Exchange Commission filed February 14, 2018, which reports ownership as of December 29, 2017. The Schedule 13G filing indicates that the holder had sole voting and sole dispositive power over 58,793,567 shares, and shared voting power over, and shared dispositive power over, no shares.

(2)

The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 5 to Schedule 13G filing with the Securities and Exchange Commission filed February 9, 2018, which reports ownership as of December 31, 2017. The Schedule 13G filing indicates that the holder had sole voting power over 650,957 shares, sole dispositive power over 50,338,237 shares, shared voting power over 136,245 shares, and shared dispositive power over 779,822 shares.

(3)

The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 4 to Schedule 13G filing with the Securities and Exchange Commission filed February 13, 2018, which reports ownership as of December 29, 2017. The Schedule 13G filing indicates that the holder had sole power to vote or direct the vote of 3,196,117 shares, sole power to dispose of or to direct the disposition of 41,567,730 shares, and shared power to vote or direct the vote, and shared power to dispose of or direct the disposition of, no shares.

(4)

The number of shares held and percentage of outstanding shares were obtained from Amendment No. 1 to Schedule 13G filed by The Bank of New York Mellon Corporation, a parent holding company, on behalf of the subsidiaries listed in Exhibit I therein (collectively, “BNYM”) with the Securities and Exchange Commission on February 7, 2018, which reports ownership as of December 31, 2017. The Schedule 13G filing indicates that BNYM had sole voting power over 30,358,674 shares, sole dispositive power over 33,515,307 shares, shared voting power over 24,808 shares, and shared dispositive power over 614,806 shares.

(5)

The number of shares held and percentage of outstanding shares were obtained from the holder’s Amendment No. 7 to Schedule 13G filing with the Securities and Exchange Commission filed February 8, 2018, which reports ownership as of December 31, 2017. The Schedule 13G filing indicates that the holder had sole voting power over 26,201,847 shares, sole dispositive power over 30,252,520 shares, and shared voting power over, and shared dispositive power over, no shares.

(6)

The number of shares reported includes shares covered by options that are exercisable within 60 days of March 20, 2018 as follows: Mr. Cole, 9,208; Mr. Ersek, 2,573,734; Mr. Goodman, 36,814; Ms. Holden, 23,978; Mr. Joerres, 11,448; Mr. Mendoza, 124,910; Mr. Miles, 23,978; Mr. Selander, 77,439; Ms. Fragos Townsend, 39,833; Mr. Trujillo, 112,516; Mr. Agrawal, 437,948; Mr. Almeida, 211,449; Ms. Chambers, 0; Mr. Farah, 105,298; Ms. Rhodes, 0; Mr. Schenkel, 24,911; Ms. Tsai, 0; Mr. Williams, 101,354; all directors and executive officers as a group, 3,914,818. The number of shares reported includes RSUs that will vest within 60 days of March 20, 2018 as follows: Mr. Almeida, 6,941; Mr. Farah, 4,627.

(7)	Mr. Trujillo shares with his spouse through a family trust the power to vote or direct the vote of, and the power to dispose or direct the disposition of, 11,800 shares.

2018 Proxy Statement	|	77

CERTAIN TRANSACTIONS AND OTHER MATTERS

We or one of our subsidiaries may occasionally enter into transactions with certain “related persons.” Related persons include our executive officers, directors, nominees for directors, 5% or more beneficial owners of our Common Stock, and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as “related person transactions.” Each related person transaction must be approved or ratified in accordance with the Company’s written Related Person Transactions Policy by the Corporate Governance and Public Policy Committee of the Board of Directors or, if the Corporate Governance and Public Policy Committee of the Board of Directors determines that the approval or ratification of such related person transaction should be considered by all disinterested members of the Board of Directors, by the vote of a majority of such disinterested members.
The Corporate Governance and Public Policy Committee considers all relevant factors when determining whether to approve or ratify a related person transaction, including, without limitation, the following:

●	the size of the transaction and the amount payable to a related person;
●	the nature of the interest of the related person in the transaction;
●	whether the transaction may involve a conflict of interest; and
●

whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

The Company’s Related Person Transactions Policy is available through the “Investor Relations, Corporate Governance” portion of the Company’s website, www.westernunion.com.

78	|	The Western Union Company

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock, as well as certain affiliates of such persons, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Based solely on the Company’s review of the reports that have been filed by or on behalf of such persons in this regard and written representations from our executive officers and directors that no other reports were required, during and for the fiscal year ended December 31, 2017, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers, and greater than 10% stockholders were met.

* * *
This Proxy Statement is provided to you at the direction of the Board of Directors.

Caroline Tsai
Executive Vice President,
General Counsel and
Secretary

2018 Proxy Statement	|	79

ANNEX A

RECONCILIATION OF NON-GAAP MEASURES

Western Union’s management believes the non-GAAP financial measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.

A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provides a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is included below. All adjusted year-over-year changes were calculated using prior year reported amounts.

CONSOLIDATED METRICS	FY2016	FY2017
Revenues, as reported (GAAP)		$5,524.3
Foreign currency translation impact(a)		$61.3
Revenues, constant currency adjusted		$5,585.6
Prior year revenues, as reported (GAAP)		$5,422.9
Revenue change, as reported (GAAP)		2%
Revenue change, constant currency adjusted		3%
Operating income, as reported (GAAP)		$473.4
Foreign currency translation impact(a)		44.0
Goodwill impairment(b)		464.0
NYDFS Consent Order(c)		60.0
Joint Settlement Agreements(d)		8.0
Operating income, constant currency adjusted, excluding Goodwill impairment, NYDFS Consent Order and Joint Settlement Agreements		$1,049.4
2016 operating income, excluding Joint Settlement Agreements		$1,084.7
Operating income change, as reported (GAAP)		(2%)
Operating income change, constant currency adjusted, excluding Goodwill impairment, NYDFS Consent Order and Joint Settlement Agreements		(3%)
Operating income, as reported (GAAP)	$483.7	$473.4
Goodwill impairment(b)	N/A	464.0
NYDFS Consent Order(c)	N/A	60.0
Joint Settlement Agreements(d)	601.0	8.0
Operating income, excluding Goodwill impairment, NYDFS Consent Order and Joint Settlement Agreements	$1,084.7	$1,005.4
Operating margin, as reported (GAAP)	8.9%	8.6%
Operating margin, excluding Goodwill impairment, NYDFS Consent Order and Joint Settlement Agreements	20.0%	18.2%
westernunion.com revenue change, as reported (GAAP)		23%
westernunion.com foreign currency translation impact(a)		1%
westernunion.com revenue change, constant currency adjusted		24%

2018 Proxy Statement	|	A-1

Non-GAAP related notes:

(a)

Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. We believe that this measure provides management and investors with information about operating results and trends that eliminates currency volatility and provides greater clarity regarding, and increases the comparability of, our underlying results and trends.

(b)

Represents a non-cash goodwill impairment charge related to our Business Solutions reporting unit. We believe that, by excluding the effects of significant charges associated with non-cash impairment charges that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results.

(c)

Represents the impact from the NYDFS Consent Order. We believe that, by excluding the effects of significant charges associated with the settlement of litigation that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results.

(d)

Represents the impact from the Joint Settlement Agreements. We believe that, by excluding the effects of significant charges associated with the settlement of litigation that can impact operating trends, management and investors are provided with a measure that increases the comparability of our underlying operating results.

A-2	|	The Western Union Company

ANNEX B

PROPOSED AMENDMENT TO ARTICLE SEVENTH, SECTION B OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE WESTERN UNION COMPANY TO PROVIDE HOLDERS OF RECORD OF AT LEAST 10% OF THE COMPANY’S OUTSTANDING CAPITAL STOCK WITH THE RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS

B. Unless otherwise prescribed by law or by this Certificate of Incorporation (including any Certificates of Designation with respect to any Preferred Stock, the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called only by the officers and directors or holders of record of at least ~~20%~~ 10% aggregate of the outstanding capital stock of the Corporation, subject to the procedures and other requirements as provided in the By-Laws of the Corporation.

2018 Proxy Statement	|	B-1

ANNEX C

PROPOSED AMENDMENT TO ARTICLE II, SECTION 3 OF THE BY-LAWS OF THE WESTERN UNION COMPANY TO PROVIDE HOLDERS OF RECORD OF AT LEAST 10% OF THE COMPANY’S OUTSTANDING CAPITAL STOCK WITH THE RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 3. Special Meetings. (a) Unless otherwise prescribed by law or by the Certificate of Incorporation (including any Certificates of Designation with respect to any Preferred Stock, the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called by: (i) the Chairman of the Board of Directors; (ii) the Chief Executive Officer; (iii) the President, if there be one; (iv) the Secretary; (v) the Chairman of the Governance Committee; or (vi) any such officer at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting.

(b) Subject to this Section 3(b) and other applicable provisions of these By-laws, a Special Meeting of Stockholders shall be called by the Secretary upon the written request (each such request, a “Special Meeting Request” and such meeting, a “Stockholder Requested Special Meeting”) of one or more stockholders of record of the Corporation that together have continuously held, for their own account or on behalf of others, beneficial ownership of at least a ~~twenty~~ ten percent (~~20%~~ 10%) aggregate “net long position” of the capital stock issued and outstanding (the “Requisite Percentage”) for at least one year prior to the date such request is delivered to the Corporation (such period, the “One-Year Period”). For purposes of determining the Requisite Percentage, “net long position” shall be determined with respect to each requesting holder in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”); provided that (x) for purposes of such definition, (A) “the date that a tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired” shall be the date of the relevant Special Meeting Request, (B) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of capital stock on the New York Stock Exchange (or any successor thereto) on such date (or, if such date is not a trading day, the next succeeding trading day), (C) the “person whose securities are the subject of the offer” shall refer to the Corporation, and (D) a “subject security” shall refer to the outstanding capital stock; and (y) the net long position of such holder shall be reduced by the number of shares of capital stock as to which such holder does not, or will not, have the right to vote or direct the vote at the Stockholder Requested Special Meeting or as to which such holder has, at any time during the One-Year Period, entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. Whether the requesting holders have complied with the requirements of this Section 3(b) and related provisions of these By-laws shall be determined in good faith by the Board of Directors or its designees, which determination shall be conclusive and binding on the Corporation and the stockholders.

(c) In order for a Stockholder Requested Special Meeting to be called, one or more Special Meeting Requests must be signed by the Requisite Percentage of stockholders submitting such request and by each of the beneficial owners, if any, on whose behalf the Special Meeting Request is being made and must be delivered to the Secretary. The Special Meeting Request(s) shall be delivered to the Secretary at the principal executive offices of the Corporation by nationally recognized private overnight courier service, return receipt requested. Each Special Meeting Request shall (i) set forth a statement of the specific purpose(s) of the Stockholder Requested Special Meeting and the matters proposed to be acted on at it, (ii) bear the date of signature of each such stockholder signing the Special Meeting Request, (iii) set forth (A) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request and the beneficial owners, if any, on whose behalf such request is made and (B) the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) by each such stockholder and the beneficial owners, if any, on whose behalf such request is made, (iv) set forth any material interest of each stockholder signing the Special Meeting Request in the business desired to be brought before the Stockholder Requested Special Meeting, (v) include documentary evidence that the stockholders requesting the special meeting own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary of the Corporation; provided, however, that if the stockholders are not the beneficial owners of the shares constituting all or part of the Requisite Percentage, then to

2018 Proxy Statement	|	C-1

be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary of the Corporation within ten (10) days after the date on which the Special Meeting Request is delivered to the Secretary of the Corporation) that the beneficial owners on whose behalf the Special Meeting Request is made beneficially own such shares as of the date on which such Special Meeting Request is delivered to the Secretary, (vi) an agreement by each of the stockholders requesting the special meeting and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made to notify the Corporation promptly in the event of any decrease in the net long position held by such stockholder or beneficial owner following the delivery of such Special Meeting Request and prior to the Stockholder Requested Special Meeting and an acknowledgement that any such decrease shall be deemed to be a revocation of such Special Meeting Request by such stockholder or beneficial owner to the extent of such reduction, (vii) contain any other information that would be required to be provided by a stockholder seeking to bring an item of business before an annual meeting of stockholders pursuant to Article II, Section 9 of these By-laws, and, (viii) if the purpose of the Stockholder Requested Special Meeting includes the election of one or more Directors, contain any other information that would be required to be set forth with respect to a proposed nominee pursuant to Article II, Section 8 of these By-laws. Each Stockholder making a Special Meeting Request and each beneficial owner, if any, on whose behalf the Special Meeting Request is being made is required to update such Special Meeting Request delivered pursuant to this Section 3 in accordance with the requirements of Article II, Sections 8 and 9 of these By-laws. Any requesting Stockholder may revoke his, her or its Special Meeting Request at any time prior to the Stockholder Requested Special Meeting by written revocation delivered to the Secretary of the Corporation at the principal executive offices of the Corporation. If at any time after sixty (60) days following the earliest dated Special Meeting Request, the unrevoked (whether by specific written revocation or by a reduction in the net long position held by such Stockholder, as described above) valid Special Meeting Requests represent in the aggregate less than the Requisite Percentage, there shall be no requirement to hold a Stockholder Requested Special Meeting.

(d) In determining whether Special Meeting Requests have met the requirements of this Section 3, multiple Special Meeting Requests will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the requested special meeting and substantially the same matters proposed to be acted on at the Stockholder Requested Special Meeting (in each case as determined in good faith by the Board), and (ii) such Special
Meeting Requests have been delivered to the Secretary within 60 days of the delivery to the Secretary of the earliest dated Special Meeting Request relating to such item(s) of business.

(e) If none of the stockholders who submitted a Special Meeting Request appears or sends a qualified representative to present the item of business submitted by the stockholders for consideration at the Stockholder Requested Special Meeting, such item of business shall not be submitted for vote of the stockholders at such Stockholder Requested Special Meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation or such stockholder(s).

(f) Except as provided in the next sentence, a Stockholder Requested Special Meeting shall be held at such date, time and place within or without the State of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any such Stockholder Requested Special Meeting shall be not more than ninety (90) days after the date on which valid Special Meeting Request(s) constituting the Requisite Percent are delivered to the Secretary of the Corporation (such date of delivery being the “Delivery Date”). Notwithstanding the foregoing, the Secretary of the Corporation shall not be required to call a Stockholder Requested Special Meeting if (i) the Board of Directors calls an annual meeting of stockholders, or a special meeting of stockholders at which a Similar Item (as defined in this Section 3(f)) is to be presented pursuant to the notice of such meeting, in either case to be held not later than sixty (60) days after the Delivery Date; (ii) the Delivery Date is during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the earlier of (A) the date of the next annual meeting and (B) thirty (30) days after the first anniversary of the date of the immediately preceding annual meeting; or (iii) the Special Meeting Request(s) (A) contain an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”) to an item that was presented at any meeting of stockholders held not more than one hundred and twenty (120) days before the Delivery Date (and, for purposes of this clause (iii) the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors); (B) relate to an item of business that is not a proper subject for action by the stockholders under applicable law; (C) were made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law or would cause the Corporation to violate any law; or (D) do not comply with the provisions of this Section 3. The procedures set forth in this Section 3 are the exclusive means by which items of business may be raised by stockholders at a Stockholder Requested Special Meeting.

C-2	|	The Western Union Company

(g) Written notice of a special meeting stating the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Any notice relating to a special meeting appropriately called pursuant to this Section 3 shall describe the item or items of business to be considered at such special meeting. Business transacted at any special meeting shall be limited to the matters identified in the Corporation’s notice given pursuant to this Section 3; provided, however, that nothing herein shall prohibit the Board of Directors from including in such notice and submitting to the Stockholders additional matters to be considered at any Stockholder Requested Special Meeting.

2018 Proxy Statement	|	C-3

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

PRELIMINARY - SUBJECT TO COMPLETION

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

Election of directors:
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1a. Martin I. Cole	☐	☐	☐	1f. Roberto G. Mendoza	☐	☐	☐

1b. Hikmet Ersek	☐	☐	☐	1g. Michael A. Miles, Jr.	☐	☐	☐

Please fold here – Do not separate

1c. Richard A. Goodman	☐	☐	☐	1h. Robert W. Selander	☐	☐	☐

1d. Betsy D. Holden	☐	☐	☐	1i. Frances Fragos Townsend	☐	☐	☐

1e. Jeffrey A. Joerres	☐	☐	☐	1j. Solomon D. Trujillo	☐	☐	☐

Other Matters:

2.	Advisory Vote to Approve Executive Compensation	☐	For	☐	Against	☐	Abstain

3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2018	☐	For	☐	Against	☐	Abstain

4.	Approval of Amendment to the Charter to Reduce the Threshold Stock Ownership Requirement for Stockholders to Call a Special Meeting	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends a Vote AGAINST Item 5.

5.	Stockholder Proposal Regarding Political Contributions Disclosure	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4, AND AGAINST ITEM 5. For shares held in The Western Union Company Incentive Savings Plan (the Plan), the Plan’s Trustee will vote the shares as directed. If no direction is given on how to vote the shares to the Trustee by mail on or before May 15, 2018 or by Internet or phone by 11:59 p.m. (EDT) on May 15, 2018, the Plan’s Trustee will vote your shares held in the Plan in the same proportion as the shares for which it receives instructions from all other participants in the Plan.

Date
Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS

May 18, 2018
8:00 a.m. (EDT)

The Langham Place Hotel
400 Fifth Avenue, 3rd Floor
New York, NY 10018

The Western Union Company 12500 East Belford Avenue Englewood, CO 80112	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2018.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4, and “AGAINST” Item 5.

By signing the proxy, you revoke all prior proxies and appoint Hikmet Ersek and Caroline Tsai, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments and postponements thereof.

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET www.proxypush.com/wu	PHONE 1-866-883-3382	MAIL
Use the Internet to vote your proxy until 11:59 p.m. (EDT) on May 17, 2018. Scan the QR code on front for mobile voting.	Use a touch-tone telephone to vote your proxy until 11:59 p.m. (EDT) on May 17, 2018.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.